UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2018 through January 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Multi-Asset
                              Income Fund

--------------------------------------------------------------------------------
                              Semiannual Report | January 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PMAIX
                              Class C   PMACX
                              Class K   PMFKX
                              Class R   PMFRX
                              Class Y   PMFYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer Fund complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14


Comparing Ongoing Fund Expenses                                              19

Schedule of Investments                                                      21

Financial Statements                                                         44

Notes to Financial Statements                                                53

Approval of Investment Management Agreement                                  70

Trustees, Officers and Service Providers                                     75

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 3

Portfolio Management Discussion | 1/31/19

In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund's performance and investment strategies during six-month period ended January 31, 2019, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi Pioneer, and Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended January 31, 2019?

A The Fund's Class A shares returned -2.00% at net asset value during the six-month period ended January 31, 2019, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)1, returned 2.71% and -4.71%, respectively. During the same period, the average return of the 557 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was -1.37%.

Q How would you describe the global investment environment during the six-month period ended January 31, 2019?

A The period began on an upbeat note, with relatively low market volatility and investors showing an appetite for higher-risk assets. Better-than-expected U.S. corporate earnings reports and jobs data helped bolster optimism about the U.S. economy and alleviated worries about global growth. Concerns about the Trump administration's approach to trade policy also eased somewhat at that time, as trade talks with China appeared to be progressing. In international markets, investors remained skeptical about

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 growth prospects in the euro zone, given concerns over trade issues, the potential effect of the United Kingdom's (U.K.'s) exit from the European Union ("Brexit"), and slowing economic growth in China.

      Investor sentiment abruptly turned negative in October, however, which precipitated a sharp correction in global stock markets during the fourth quarter of 2018. A "flight to safety" ensued, as investors sold higher-risk assets in response to growing concerns about the U.S./China trade dispute, rising U.S. interest rates, cascading oil prices, and increasing challenges to the political status quo around the globe driven by rising populism. The Standard & Poor's 500 Index (the S&P 500 Index) declined by more than 13% during the fourth quarter, including a 9% drop in December -- the worst December performance for stocks since the Great Depression. The S&P 500's struggles contributed to a similar decline in global developed market equities, which were down by 13% over the quarter, as measured by the MSCI Index.

      The U.S. Federal Reserve (the Fed) raised interest rates four times in 2018, while continuing to shrink its balance sheet. The Fed's actions were a contributing factor in the market rout witnessed in the fourth quarter as investors grew concerned about rising rates and tightening conditions. After its December 2018 rate increase, however, the Fed's commentary became increasingly dovish. Following the Fed's December meeting, Fed Chair Jerome Powell stated that he believed both economic growth and inflation rates would moderate in the future, and signaled a more patient approach with regard to future interest-rate increases. Powell also signaled that the Fed was not on a "preset course" with its monetary policy, and remained "on hold" regarding future adjustments. At its January 2019 meeting, the Fed held rates steady. In addition, with global economic momentum slowing, other major central banks were shying away from further monetary tightening.

      With a clearer picture of monetary policy in mind, investor confidence returned in January 2019, the final month of the six-month period, and global equity markets rallied. In fact, U.S. stocks delivered their best January performance in 30 years, as the S&P 500 returned 8% for the month, while the MSCI Index rose by 7.9%.

      For the full six-month period, equities in general posted losses, but U.S. stocks outperformed international stocks. The S&P 500 returned -3.00% for the six-month period, while the MSCI Index returned -4.71%. From a

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 5 sector perspective, more defensive sectors such as utilities and health care were the only ones within the MSCI Index to post positive performance for the six-month period, while the energy, financials, and industrials sectors were the biggest laggards. Additionally, as investor confidence was tested, market leadership rotated away from many of the high-valuation growth stocks (primarily technology-related) that had outperformed before the late-2018 correction, and shifted towards more reasonably priced defensive stocks as the six-month period progressed.

      Global fixed-income markets, benefiting from the "flight to safety" discussed earlier, posted broadly positive returns over the six-month period and outperformed global equities. Within the global fixed-income markets, higher-quality securities outperformed lower-quality issues as credit spreads widened in response to the aforementioned risks and questions about the duration of the current economic cycle. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The Fund's fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned a solid 2.71% for the six-month period.

Q What were the primary factors that drove the Fund's benchmark-performance during the six-month period ended January 31, 2019?

A In managing the portfolio, we employ a flexible, go-anywhere investment approach that enables us to adapt to changing market conditions as we seek to generate both attractive monthly income and a solid total return for the Fund's shareholders. Part of our strategy involves actively balancing the portfolio's asset allocations as risk/reward scenarios change. As a multi-asset portfolio that can invest in a wide range of fixed-income and equity securities, the Fund's return has generally fallen in between that of the Bloomberg Barclays Index, a pure bond index, and the MSCI Index, a pure equity index. That scenario held true over the six-month period ended January 31, 2019, as the markets alternately exhibited either bullish (risk-on) sentiment that favored stocks, or bearish (risk-off) sentiment that favored bonds.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

      The main detractor from the Fund's benchmark-relative performance during the six-month period was its short-duration position among fixed-income holdings, which was designed to help cushion the portfolio against the effects of rising interest rates. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The duration positioning detracted from the Fund's relative returns primarily between October 2018 and January 2019, a timeframe that saw market rates decline and bond prices rally. Given the solid economic growth trends in the United States, the Fund's fixed-income allocation was positioned for a rising-interest-rate environment, although we took measures to extend the portfolio's duration before period-end.

      On the positive side, the portfolio's equity hedges, which are designed to help shelter the Fund from market downturns, aided benchmark-relative performance. In the months prior to the market correction in the fourth quarter of 2018, we had been lowering the Fund's equity-risk exposure, given our concerns about the potential burden of tariffs on corporate profits. The sharp fourth-quarter market correction created meaningful returns for the Fund's hedged positions, which offset the losses incurred by the portfolio's investments in equities and equity notes. Our equity-hedging strategy has consisted of maintaining core portfolio holdings of equities (positions in common stocks), which were offset by short sales and/or investments in equity-index futures (such as S&P 500 futures). (Short sales involve the sale of a borrowed security, with the expectation that the security will underperform the market.) The hedging strategy is designed to help mitigate the market-volatility risks associated with holding common stocks.

      As for individual stocks, the biggest positive contributions to the Fund's benchmark-relative returns during the six-month period came from positions in Abu Dhabi Commercial Bank and CenturyLink. Conversely, the Fund's holdings in Vodafone, AT&T, and Total SA detracted from relative performance.

      At the asset allocation level across both fixed income and equities, the Fund's exposures to master limited partnerships, insurance-linked securities (including catastrophe bonds), and bank loans detracted from benchmark-relative results, as did exposure to emerging markets bonds

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 7

      (particularly the portfolio's investments in Turkish government bonds), due to the Fund's structural underweight to the asset class, which fared well during the period. An allocation to high-yield corporate bonds yielded a modest positive return for the Fund, as did the portfolio's positions in real estate investment trusts (REITs).

Q What changes did you make to the Fund's positioning during the six-month period ended January 31, 2019?

A At the beginning of January, we took steps to modestly increase the overall risk exposure in the portfolio. First, we increased the Fund's allocation to U.S. high-yield corporate bonds. Slowing global economic growth, declining oil prices, and a sell-off in equities weighed on prices of U.S. high-yield securities during the fourth quarter of 2018. The sell-off contributed to widening credit spreads and led to better valuations, in our opinion. The Fed's more dovish tone towards the end of the six-month period effectively increased the market's demand for higher-risk assets, and so we also pared back the Fund's equity hedges and selectively added to its exposure to emerging market bonds, European value stocks, investments related to U.S. energy infrastructure, and REITs.

      At period-end, approximately 61% of the Fund's total investment portfolio was allocated to equities or equity-linked notes, with common stock holdings split more or less evenly between international and U.S. equities. Within fixed income, the Fund had a 14% allocation to U.S. corporate bonds as of period-end, and a more than 12% allocation to securitized assets, such as mortgage-backed and asset-backed securities.

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2019? If so, did the derivatives have an effect on the Fund's benchmark-relative performance during the period?

A Yes. We used forward foreign currency contracts (currency forwards) in an attempt to manage currency risk associated with several of the portfolio's non-U.S. dollar fixed-income holdings. The forwards had a net-neutral effect on relative performance during the six-month period. We also employed equity and fixed-income index futures, as those securities can

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 potentially help address market risks across the portfolio. As noted earlier, the index futures, particularly within equities, produced meaningful gains for the Fund during the period and helped offset losses generated by other, riskier holdings among the portfolio's common stock and equity-linked positions.

Q Can you discuss the factors that influenced the Fund's distributions* to shareholders, during the six-month period ended January 31, 2019?

A The Fund's distributions remained stable over the six-month period, with an average monthly distribution of $0.050 per share.

Q     What is your outlook for the coming months?

A In the early part of 2019, two concerns dogging the markets are increased geopolitical uncertainty and a global economic slowdown. While the United States is performing relatively well, global risks are increasing. We believe the outcomes of the trade negotiations between the U.S. and China, and of the Brexit situation in the U.K., have the potential to substantially effect global economic growth trends going forward. The monetary policies of major central banks will also be crucial, in our opinion, when it comes to influencing market sentiment.

      We think the market volatility we witnessed during the past six-month period may very well continue for the foreseeable future. That said, we believe the investment opportunities are considerable, as valuations have become more attractive, especially in the cyclical sectors. Additionally, with the Fed tempering its expectations for further monetary tightening, we are cautiously optimistic about select risk assets, such as emerging markets bonds.

*     Distributions are not guaranteed.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 9

Please refer to the Schedule of Investments on pages 21-43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 11

Portfolio Summary | 1/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             44.1%
Equity Linked Notes                                                       16.9%
Corporate Bonds                                                           14.1%
Collateralized Mortgage Obligations                                        6.5%
Asset Backed Securities                                                    6.2%
Foreign Government Bonds                                                   5.9%
Unaffiliated Closed-End Funds                                              2.2%
U.S. Government and Agency Obligations                                     1.5%
Insurance-Linked Securities                                                1.2%
Convertible Corporate Bonds                                                0.7%
Affiliated Closed-End Fund (j)                                             0.5%
Senior Secured Floating Rate Loan Interests                                0.2%
Over The Counter (OTC) Call Options Purchased                              0.0%+
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

(j) Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.1%
Energy                                                                     16.2%
Communication Services                                                      9.1%
Information Technology                                                      8.8%
Government                                                                  7.4%
Mortgage Securities                                                         6.4%
Asset Backed Securities                                                     6.3%
Industrials                                                                 5.4%
Real Estate                                                                 4.8%
Consumer Discretionary                                                      3.9%
Consumer Cyclical                                                           3.8%
Materials                                                                   3.2%
Health Care                                                                 2.6%
Consumer Staples                                                            1.2%
Consumer Non-cyclical                                                       1.2%
Technology                                                                  0.5%
Utilities                                                                   0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. AT&T, Inc.                                                             3.30%
--------------------------------------------------------------------------------
 2. Royal Dutch Shell Plc                                                  3.12
--------------------------------------------------------------------------------
 3. Apple, Inc.                                                            2.68
--------------------------------------------------------------------------------
 4. Mitsubishi UFJ Financial Group, Inc.                                   2.21
--------------------------------------------------------------------------------
 5. TOTAL SA                                                               1.95
--------------------------------------------------------------------------------
 6. CenturyLink, Inc., 7.65%, 3/15/42                                      1.82
--------------------------------------------------------------------------------
 7. Enterprise Products Partners LP                                        1.78
--------------------------------------------------------------------------------
 8. Turkey Government Bond, 8.5%, 7/10/19                                  1.72
--------------------------------------------------------------------------------
 9. CenturyLink, Inc., 7.6%, 9/15/39                                       1.56
--------------------------------------------------------------------------------
10. Energy Transfer LP                                                     1.48
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Prices and Distributions | 1/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                   1/31/19                   7/31/18
--------------------------------------------------------------------------------
           A                       $11.04                    $11.59
--------------------------------------------------------------------------------
           C                       $11.00                    $11.56
--------------------------------------------------------------------------------
           K                       $11.38                    $11.95
--------------------------------------------------------------------------------
           R                       $11.08                    $11.64
--------------------------------------------------------------------------------
           Y                       $11.02                    $11.57
--------------------------------------------------------------------------------

Distributions per Share*: 8/1/18-1/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                        Investment          Short-Term          Long-Term
          Class          Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.3157               $ --                $ --
--------------------------------------------------------------------------------
           C             $0.2724               $ --                $ --
--------------------------------------------------------------------------------
           K             $0.3415               $ --                $ --
--------------------------------------------------------------------------------
           R             $0.2877               $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.3270               $ --                $ --
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.


Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 13

Performance Update | 1/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------
                                      Bloomberg   MSCI
                                      Barclays    All
                  Net      Public     U.S.        Country
                  Asset    Offering   Aggregate   World
                  Value    Price      Bond        ND
Period            (NAV)    (POP)      Index       Index
-----------------------------------------------------------
Since
inception
12/22/11           7.59%    6.90%     2.28%        9.51%
5 year             4.90     3.94      2.44         6.72
1 year            -3.53    -7.88      2.25        -7.48
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
              Gross       Net
-----------------------------------------------------------
              0.95%       0.90%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $ 9,550                 $11,400                          $16,845
1/12         $ 9,808                 $12,387                          $16,260
1/13         $11,443                 $12,707                          $18,667
1/14         $12,651                 $12,723                          $21,038
1/15         $12,906                 $13,565                          $22,469
1/16         $12,140                 $13,543                          $20,942
1/17         $14,273                 $13,740                          $24,696
1/18         $16,657                 $14,035                          $31,483
1/19         $16,069                 $14,351                          $29,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Performance Update | 1/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------
                                     Bloomberg    MSCI
                                     Barclays     All
                                     U.S.         Country
                                     Aggregate    World
               If        If          Bond         ND
Period         Held      Redeemed    Index        Index
-----------------------------------------------------------
Since
inception
12/22/11        6.70%     6.70%      2.28%         9.51%
5 year          4.04      4.04       2.44          6.72
1 Year         -4.29     -4.29       2.25         -7.48
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                1.70%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $10,000                 $11,400                          $16,845
1/12         $10,260                 $12,387                          $16,260
1/13         $11,862                 $12,707                          $18,667
1/14         $13,006                 $12,723                          $21,038
1/15         $13,159                 $13,565                          $22,469
1/16         $12,284                 $13,543                          $20,942
1/17         $14,316                 $13,740                          $24,696
1/18         $16,567                 $14,035                          $31,483
1/19         $15,856                 $14,351                          $29,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 15

Performance Update | 1/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------
                                   Bloomberg     MSCI
                                   Barclays      All
                         Net       U.S.          Country
                         Asset     Aggregate     World
                         Value     Bond          ND
Period                   (NAV)     Index         Index
-----------------------------------------------------------
Since
inception
12/22/11                  8.22%    2.28%          9.51%
5 year                    5.77     2.44           6.72
1 Year                   -1.58     2.25          -7.48
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                0.64%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $5,000,000              $5,699,865                       $ 8,422,718
1/12         $5,135,000              $6,193,591                       $ 8,130,069
1/13         $5,991,069              $6,353,734                       $ 9,333,638
1/14         $6,623,785              $6,361,627                       $10,518,803
1/15         $6,762,561              $6,782,287                       $11,234,570
1/16         $6,383,916              $6,771,441                       $10,471,097
1/17         $7,618,387              $6,869,816                       $12,348,150
1/18         $8,906,876              $7,017,442                       $15,741,480
1/19         $8,766,415              $7,175,407                       $14,563,803

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Performance Update | 1/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------
                                   Bloomberg     MSCI
                                   Barclays      All
                         Net       U.S.          Country
                         Asset     Aggregate     World
                         Value     Bond          ND
Period                   (NAV)     Index         Index
-----------------------------------------------------------
Since
inception
12/22/11                  7.36%    2.28%          9.51%
5 year                    4.58     2.44           6.72
1 Year                   -4.02     2.25          -7.48
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                1.45%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $10,000                 $11,400                          $16,845
1/12         $10,270                 $12,387                          $16,260
1/13         $11,982                 $12,707                          $18,667
1/14         $13,248                 $12,723                          $21,038
1/15         $13,512                 $13,565                          $22,469
1/16         $12,728                 $13,543                          $20,942
1/17         $14,869                 $13,740                          $24,696
1/18         $17,267                 $14,035                          $31,483
1/19         $16,573                 $14,351                          $29,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 17

Performance Update | 1/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------
                                    Bloomberg    MSCI
                                    Barclays     All
                          Net       U.S.         Country
                          Asset     Aggregate    World
                          Value     Bond         ND
Period                    (NAV)     Index        Index
-----------------------------------------------------------
Since
inception
12/22/11                   7.78%    2.28%         9.51%
5 year                     5.13     2.44          6.72
1 Year                    -3.34     2.25         -7.48
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
             Gross       Net
-----------------------------------------------------------
             0.74%       0.70%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $5,000,000              $5,699,865                       $ 8,422,718
1/12         $5,135,000              $6,193,591                       $ 8,130,069
1/13         $6,002,019              $6,353,734                       $ 9,333,638
1/14         $6,631,774              $6,361,627                       $10,518,803
1/15         $6,785,526              $6,782,287                       $11,234,570
1/16         $6,400,784              $6,771,441                       $10,471,097
1/17         $7,533,895              $6,869,816                       $12,348,150
1/18         $8,811,761              $7,017,442                       $15,741,480
1/19         $8,517,884              $7,175,407                       $14,563,803

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2018, through January 31, 2019.

-----------------------------------------------------------------------------------------------------
Share Class                           A             C             K             R             Y
-----------------------------------------------------------------------------------------------------
Beginning Account                 $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 8/1/18
-----------------------------------------------------------------------------------------------------
Ending Account Value                $980.00       $975.20       $981.10       $976.70       $980.90
(after expenses)
on 1/31/19
-----------------------------------------------------------------------------------------------------
Expenses Paid                         $4.24         $8.02         $2.75         $7.57         $3.20
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.61%, 0.55%, 1.52% and 0.64% for Class A, Class C, Class K, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2018, through January 31, 2019.

-----------------------------------------------------------------------------------------------------
Share Class                           A             C             K             R             Y
-----------------------------------------------------------------------------------------------------
Beginning Account                 $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 8/1/18
-----------------------------------------------------------------------------------------------------
Ending Account Value              $1,020.92     $1,017.09     $1,022.43     $1,017.54     $1,021.98
(after expenses)
on 1/31/19
-----------------------------------------------------------------------------------------------------
Expenses Paid                         $4.33         $8.19         $2.80         $7.73         $3.26
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.61%, 0.55%, 1.52% and 0.64% for Class A, Class C, Class K, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Schedule of Investments | 1/31/19 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 99.3%
                               COMMON STOCKS -- 44.2% of Net Assets
                               Auto Components -- 0.4%
            120,600            Bridgestone Corp.                                                                      $    4,639,015
             49,027            Valeo SA                                                                                    1,530,091
                                                                                                                      --------------
                               Total Auto Components                                                                  $    6,169,106
------------------------------------------------------------------------------------------------------------------------------------
                               Automobiles -- 0.2%
             55,612            Daimler AG                                                                             $    3,287,909
                                                                                                                      --------------
                               Total Automobiles                                                                      $    3,287,909
------------------------------------------------------------------------------------------------------------------------------------
                               Banks -- 7.2%
          8,993,618            Abu Dhabi Commercial Bank PJSC                                                         $   22,893,246
            209,608            Bank of America Corp.                                                                       5,967,540
            496,818            BNP Paribas SA                                                                             23,292,016
            997,517            First Abu Dhabi Bank PJSC                                                                   4,002,940
          1,424,997            ING Groep NV                                                                               16,817,199
             76,489            JPMorgan Chase & Co.                                                                        7,916,612
          6,692,500            Mitsubishi UFJ Financial Group, Inc.                                                       35,873,644
                                                                                                                      --------------
                               Total Banks                                                                            $  116,763,197
------------------------------------------------------------------------------------------------------------------------------------
                               Building Products -- 0.2%
             67,664            Owens Corning                                                                          $    3,544,917
                                                                                                                      --------------
                               Total Building Products                                                                $    3,544,917
------------------------------------------------------------------------------------------------------------------------------------
                               Capital Markets -- 1.1%
            499,604            Blackstone Group LP                                                                    $   16,836,655
                                                                                                                      --------------
                               Total Capital Markets                                                                  $   16,836,655
------------------------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 0.6%
          2,117,467            Chevron Lubricants Lanka Plc                                                           $      866,452
             25,149            LG Chem, Ltd.                                                                               8,308,271
                                                                                                                      --------------
                               Total Chemicals                                                                        $    9,174,723
------------------------------------------------------------------------------------------------------------------------------------
                               Communications Equipment -- 0.2%
            518,364            Nokia OYJ                                                                              $    3,267,575
                                                                                                                      --------------
                               Total Communications Equipment                                                         $    3,267,575
------------------------------------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.2%
             50,293            Discover Financial Services                                                            $    3,394,275
                                                                                                                      --------------
                               Total Consumer Finance                                                                 $    3,394,275
------------------------------------------------------------------------------------------------------------------------------------
                               Diversified Telecommunication Services -- 3.9%
          1,782,148            AT&T, Inc.                                                                             $   53,571,369
            617,932            CenturyLink, Inc.                                                                           9,466,718
                                                                                                                      --------------
                               Total Diversified Telecommunication Services                                           $   63,038,087
------------------------------------------------------------------------------------------------------------------------------------
                               Electrical Equipment -- 1.0%
          1,224,100            Mitsubishi Electric Corp.                                                              $   15,352,547
                                                                                                                      --------------
                               Total Electrical Equipment                                                             $   15,352,547
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 21

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               Equity Real Estate Investment Trusts (REITs) -- 3.5%
            546,185            alstria office REIT-AG                                                                 $    8,213,570
            214,947            CoreCivic, Inc.                                                                             4,270,997
            108,125            GEO Group, Inc.                                                                             2,438,219
              5,641            Invincible Investment Corp.                                                                 2,453,285
              2,610            Japan Hotel Real Estate Investment Corp.                                                    2,001,699
         11,983,500            Mapletree Industrial Trust                                                                 17,803,447
          8,419,530            Mapletree Logistics Trust                                                                   8,568,382
          1,848,432            Primary Health Properties Plc                                                               2,791,954
             41,770            Ryman Hospitality Properties, Inc.                                                          3,356,219
              8,302            Simon Property Group, Inc.                                                                  1,511,960
            119,540            Wereldhave NV                                                                               3,827,875
                                                                                                                      --------------
                               Total Equity Real Estate Investment Trusts (REITs)                                     $   57,237,607
------------------------------------------------------------------------------------------------------------------------------------
                               Food & Staples Retailing -- 0.4%
             94,879            Walgreens Boots Alliance, Inc.                                                         $    6,855,956
                                                                                                                      --------------
                               Total Food & Staples Retailing                                                         $    6,855,956
------------------------------------------------------------------------------------------------------------------------------------
                               Insurance -- 1.3%
             26,798            Allianz SE                                                                             $    5,671,306
             10,328            Hannover Rueck SE                                                                           1,488,123
            147,161            Progressive Corp.                                                                           9,902,464
             12,691            Zurich Insurance Group AG                                                                   3,976,862
                                                                                                                      --------------
                               Total Insurance                                                                        $   21,038,755
------------------------------------------------------------------------------------------------------------------------------------
                               Leisure Products -- 0.4%
          4,879,000            Goodbaby International Holdings, Ltd.                                                  $    1,510,882
          4,603,500            Honma Golf, Ltd. (144A)                                                                     4,663,896
                                                                                                                      --------------
                               Total Leisure Products                                                                 $    6,174,778
------------------------------------------------------------------------------------------------------------------------------------
                               Marine -- 0.0%+
            156,960            Fjord1 ASA (144A)                                                                      $      815,000
                                                                                                                      --------------
                               Total Marine                                                                           $      815,000
------------------------------------------------------------------------------------------------------------------------------------
                               Media -- 0.1%
             79,265            Eutelsat Communications SA                                                             $    1,678,224
                                                                                                                      --------------
                               Total Media                                                                            $    1,678,224
------------------------------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.9%
            293,399            Antofagasta Plc                                                                        $    3,346,035
            196,658            Nucor Corp.                                                                                12,043,336
                                                                                                                      --------------
                               Total Metals & Mining                                                                  $   15,389,371
------------------------------------------------------------------------------------------------------------------------------------
                               Mortgage Real Estate Investment Trusts (REITs) -- 0.2%
            147,905            New Residential Investment Corp.                                                       $    2,511,427
                                                                                                                      --------------
                               Total Mortgage Real Estate Investment Trusts (REITs)                                   $    2,511,427
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 13.1%
            135,910            Andeavor Logistics LP                                                                  $    4,877,810
            465,038            BP Plc                                                                                      3,171,229
            602,220(a)         BW LPG, Ltd.                                                                                1,845,483
          1,629,414            Energy Transfer LP                                                                         23,968,680
          1,046,379            Enterprise Products Partners LP                                                            28,953,307
            258,845            Marathon Petroleum Corp.                                                                   17,151,070
            196,606            MPLX LP                                                                                     6,904,802
             51,699            ONEOK, Inc.                                                                                 3,319,593
          3,318,806            Rosneft Oil Co. PJSC (G.D.R.)                                                              20,742,538
          1,635,136            Royal Dutch Shell Plc                                                                      50,675,652
            405,049            Tallgrass Energy LP                                                                         9,652,318
            577,362            TOTAL SA                                                                                   31,703,356
             85,822            Western Gas Partners LP                                                                     4,150,352
            196,222            Williams Cos., Inc.                                                                         5,284,258
                                                                                                                      --------------
                               Total Oil, Gas & Consumable Fuels                                                      $  212,400,448
------------------------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 2.1%
            478,451            GlaxoSmithKline Plc                                                                    $    9,266,786
            143,183            Novartis AG                                                                                12,451,322
            289,000            Pfizer, Inc.                                                                               12,268,050
                                                                                                                      --------------
                               Total Pharmaceuticals                                                                  $   33,986,158
------------------------------------------------------------------------------------------------------------------------------------
                               Real Estate Management & Development -- 0.6%
            139,021            Grand City Properties SA                                                               $    3,452,526
          1,770,500(a)         KWG Property Holding, Ltd.                                                                  1,737,322
          1,203,500            Shimao Property Holdings, Ltd.                                                              3,404,808
            488,100(a)         Vinhomes JSC (144A)                                                                         1,683,176
                                                                                                                      --------------
                               Total Real Estate Management & Development                                             $   10,277,832
------------------------------------------------------------------------------------------------------------------------------------
                               Real Estate Management & Development -- 0.6%
            585,000            Henderson Land Development Co., Ltd.                                                   $    3,313,761
            261,952            TAG Immobilien AG                                                                           6,607,392
                                                                                                                      --------------
                               Total Real Estate Management & Development                                             $    9,921,153
------------------------------------------------------------------------------------------------------------------------------------
                               Software -- 0.6%
             98,459            Microsoft Corp.                                                                        $   10,282,073
                                                                                                                      --------------
                               Total Software                                                                         $   10,282,073
------------------------------------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage & Peripherals -- 2.7%
            261,599            Apple, Inc.                                                                            $   43,540,537
                                                                                                                      --------------
                               Total Technology Hardware, Storage & Peripherals                                       $   43,540,537
------------------------------------------------------------------------------------------------------------------------------------
                               Textiles, Apparel & Luxury Goods -- 0.2%
            566,000            ANTA Sports Products, Ltd.                                                             $    2,924,832
                                                                                                                      --------------
                               Total Textiles, Apparel & Luxury Goods                                                 $    2,924,832
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 23

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 1.3%
         19,010,300            AKR Corporindo Tbk PT                                                                  $    7,142,893
            116,720(a)         United Rentals, Inc.                                                                       14,620,347
                                                                                                                      --------------
                               Total Trading Companies & Distributors                                                 $   21,763,240
------------------------------------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 1.2%
         11,055,639            Vodafone Group Plc                                                                     $   20,088,004
                                                                                                                      --------------
                               Total Wireless Telecommunication Services                                              $   20,088,004
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $718,599,448)                                                                    $  717,714,386
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES --
                               6.1% of Net Assets
            700,000            Ascentium Equipment Receivables Trust, Series 2016-2A,
                               Class E, 6.79%, 10/10/24 (144A)                                                        $      723,104
          1,000,000            Ascentium Equipment Receivables Trust, Series 2018-1A,
                               Class A2, 2.92%, 12/10/20 (144A)                                                              999,703
          3,999,998            Axis Equipment Finance Receivables IV LLC, Series
                               2018-1A, Class A2, 3.24%, 12/20/23 (144A)                                                   3,994,930
          2,788,978            BCC Funding XIV LLC, Series 2018-1A, Class A2, 2.96%,
                               6/20/23 (144A)                                                                              2,782,205
            750,000            BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                               8/21/23 (144A)                                                                                751,695
          2,506,418            BXG Receivables Note Trust, Series 2018-A, Class C,
                               4.44%, 2/2/34 (144A)                                                                        2,524,488
          1,250,000            Commonbond Student Loan Trust, Series 2018-CGS,
                               Class A1, 3.87%, 2/25/46 (144A)                                                             1,260,015
          4,000,000            Credit Acceptance Auto Loan Trust, Series 2018-1A,
                               Class A, 3.01%, 2/16/27 (144A)                                                              3,971,862
          5,000,000            Drive Auto Receivables Trust, Series 2018-1, Class C,
                               3.22%, 3/15/23                                                                              4,999,848
            877,979            Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                               4/15/27 (144A)                                                                                870,633
          1,193,250            Engs Commercial Finance Trust, Series 2018-1A,
                               Class A1, 2.97%, 2/22/21 (144A)                                                             1,190,507
          3,500,000            Exeter Automobile Receivables Trust, Series 2018-4A,
                               Class C, 3.97%, 9/15/23 (144A)                                                              3,519,388
          2,500,000            Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                               8/28/27 (144A)                                                                              2,470,899
          3,500,000            Foursight Capital Automobile Receivables Trust, Series
                               2018-1, Class A3, 3.24%, 9/15/22 (144A)                                                     3,504,122
            816,000            Foursight Capital Automobile Receivables Trust, Series
                               2018-1, Class B, 3.53%, 4/17/23 (144A)                                                        819,526
          2,000,000            Foursight Capital Automobile Receivables Trust, Series
                               2018-2, Class A2, 3.32%, 4/15/22 (144A)                                                     2,003,468

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
             38,117(b)         GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                               7.78%, 3/25/27                                                                         $        9,913
          2,500,000            Hercules Capital Funding Trust, Series 2018-1A,
                               Class A, 4.605%, 11/22/27 (144A)                                                            2,540,503
          2,500,000(c)         Home Partners of America Trust, Series 2016-2,
                               Class E, 6.288% (1 Month USD LIBOR + 378 bps),
                               10/17/33 (144A)                                                                             2,498,312
          1,100,000(c)         Home Partners of America Trust, Series 2017-1,
                               Class E, 5.158% (1 Month USD LIBOR + 265 bps),
                               7/17/34 (144A)                                                                              1,099,995
          2,200,000(c)         Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.509%
                               (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                               2,181,626
          2,250,000            Kabbage Asset Securitization LLC, Series 2017-1,
                               Class B, 5.794%, 3/15/22 (144A)                                                             2,271,485
          5,000,000(b)         Mill City Mortgage Loan Trust, Series 2018-4,
                               Class A1B, 3.5%, 4/25/66 (144A)                                                             4,962,587
          2,000,000+(b)        Nationstar HECM Loan Trust, Series 2018-1A, Class M1,
                               3.238%, 2/25/28 (144A)                                                                      1,997,000
          1,677,000            Navitas Equipment Receivables LLC, Series 2016-1,
                               Class C, 5.05%, 12/15/21 (144A)                                                             1,687,889
            966,760(c)         Newtek Small Business Loan Trust, Series 2018-1,
                               Class A, 4.21% (1 Month USD LIBOR + 170 bps),
                               2/25/44 (144A)                                                                                966,758
            966,760(c)         Newtek Small Business Loan Trust, Series 2018-1,
                               Class B, 5.51% (1 Month USD LIBOR + 300 bps),
                               2/25/44 (144A)                                                                                966,756
          3,700,000            Oscar US Funding Trust VIII LLC, Series 2018-1A,
                               Class A3, 3.23%, 5/10/22 (144A)                                                             3,699,060
          2,000,000            Progress Residential Trust, Series 2017-SFR1, Class D,
                               3.565%, 8/17/34 (144A)                                                                      1,961,540
          5,000,000            Purchasing Power Funding LLC, Series 2018-A, Class A,
                               3.34%, 8/15/22 (144A)                                                                       4,988,750
            500,000            Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)                                         500,000
             47,386            SCF Equipment Trust LLC, Series 2016-1A, Class A,
                               3.62%, 11/20/21 (144A)                                                                         47,320
          1,187,719            Skopos Auto Receivables Trust, Series 2018-1A,
                               Class A, 3.19%, 9/15/21 (144A)                                                              1,187,111
            894,776            SoFi Consumer Loan Program LLC, Series 2016-4,
                               Class A, 3.18%, 11/25/25 (144A)                                                               894,837
          3,500,000            SoFi Consumer Loan Program Trust, Series 2018-4,
                               Class B, 3.96%, 11/26/27 (144A)                                                             3,548,566
          3,194,693            Tidewater Auto Receivables Trust, Series 2018-AA,
                               Class A2, 3.12%, 7/15/22 (144A)                                                             3,190,390
          4,414,230(b)         Towd Point Mortgage Trust, Series 2018-2, Class A1,
                               3.25%, 3/25/58 (144A)                                                                       4,354,915
          4,801,219(b)         Towd Point Mortgage Trust, Series 2018-4, Class A1,
                               3.0%, 6/25/58 (144A)                                                                        4,682,378

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 25

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
          1,750,000            Tricon American Homes Trust, Series 2017-SFR1,
                               Class F, 5.151%, 9/17/34 (144A)                                                        $    1,759,167
          4,000,000            Veros Automobile Receivables Trust, Series 2018-1,
                               Class C, 4.65%, 2/15/24 (144A)                                                              4,042,556
            115,487            Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                               12/20/26 (144A)                                                                               115,260
            714,288            Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                               12/20/30 (144A)                                                                               712,034
          4,122,473            Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                               12/20/31 (144A)                                                                             4,124,130
          2,000,000            Westlake Automobile Receivables Trust, Series 2016-2A,
                               Class E, 6.41%, 5/15/23 (144A)                                                              2,025,758
          2,000,000            Westlake Automobile Receivables Trust, Series 2017-2A,
                               Class C, 2.59%, 12/15/22 (144A)                                                             1,986,365
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $101,409,674)                                                                    $  101,389,354
------------------------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               6.3% of Net Assets
             68,263(b)         Bear Stearns Commercial Mortgage Securities Trust,
                               Series 2005-PWR7, Class B, 5.214%, 2/11/41                                             $       67,902
          4,500,000(c)         Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.11%
                               (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                               4,499,991
          2,196,722(c)         BX Commercial Mortgage Trust, Series 2018-IND,
                               Class D, 3.809% (1 Month USD LIBOR + 130 bps),
                               11/15/35 (144A)                                                                             2,183,476
          1,755,174(c)         BX Trust, Series 2017-APPL, Class B, 3.659% (1 Month
                               USD LIBOR + 115 bps), 7/15/34 (144A)                                                        1,741,737
          5,090,006(c)         BX Trust, Series 2017-APPL, Class C, 3.909% (1 Month
                               USD LIBOR + 140 bps), 7/15/34 (144A)                                                        5,064,459
          6,375,000(c)         BX Trust, Series 2017-SLCT, Class B, 3.709% (1 Month
                               USD LIBOR + 120 bps), 7/15/34 (144A)                                                        6,323,024
          4,500,000            Caesars Palace Las Vegas Trust, Series 2017-VICI,
                               Class A, 3.531%, 10/15/34 (144A)                                                            4,550,499
          1,945,365(b)         Cascade Funding Mortgage Trust, Series 2018-RM2,
                               Class A, 4.0%, 10/25/68 (144A)                                                              1,945,871
          2,800,000(c)         CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                               Class B, 3.479% (1 Month USD LIBOR + 97 bps),
                               7/15/32 (144A)                                                                              2,780,803
          4,750,000(c)         Cold Storage Trust, Series 2017-ICE3, Class B, 3.759%
                               (1 Month USD LIBOR + 125 bps), 4/15/36 (144A)                                               4,735,246
          4,000,000(c)         Cold Storage Trust, Series 2017-ICE3, Class C, 3.859%
                               (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                               3,973,631
          2,080,000(c)         Eagle Re, Ltd., Series 2018-1, Class M1, 4.21%
                               (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                              2,079,996
          5,000,000(b)         FREMF Mortgage Trust, Series 2014-K716, Class B,
                               3.949%, 8/25/47 (144A)                                                                      5,089,049

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
             26,476            Global Mortgage Securitization, Ltd., Series 2004-A,
                               Class B1, 5.25%, 11/25/32 (144A)                                                       $       18,782
            192,485            Global Mortgage Securitization, Ltd., Series 2004-A,
                               Class B2, 5.25%, 11/25/32 (144A)                                                               45,391
             15,951            Global Mortgage Securitization, Ltd., Series 2005-A,
                               Class B3, 5.25%, 4/25/32 (144A)                                                                    86
            210,000(b)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                               11/25/43 (144A)                                                                               145,218
          4,000,000(b)         GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                               Class C, 4.067%, 2/10/29 (144A)                                                             4,019,117
          1,000,000(c)         GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                               Class B, 3.609% (1 Month USD LIBOR + 110 bps),
                               7/15/32 (144A)                                                                                980,439
          4,300,000            GS Mortgage Securities Trust, Series 2015-GC34,
                               Class A2, 2.075%, 10/10/48                                                                  4,237,519
          2,930,000(c)         GS Mortgage Securities Trust, Series 2018-HART,
                               Class B, 3.809% (1 Month USD LIBOR + 130 bps),
                               10/15/31 (144A)                                                                             2,933,425
          1,040,000(c)         Home Re, Ltd., Series 2018-1, Class M1, 4.11% (1 Month
                               USD LIBOR + 160 bps), 10/25/28 (144A)                                                       1,041,212
          2,000,000(c)         Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                               6.071% (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)                                         1,995,274
          3,853,905(b)         JP Morgan Mortgage Trust, Series 2017-2, Class A5,
                               3.5%, 5/25/47 (144A)                                                                        3,837,441
          4,038,144(b)         JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                               3.0%, 11/25/48 (144A)                                                                       4,001,358
          4,589,611(b)         JP Morgan Mortgage Trust, Series 2018-4, Class A5,
                               3.5%, 10/25/48 (144A)                                                                       4,564,038
          5,965,928            Morgan Stanley Bank of America Merrill Lynch Trust,
                               Series 2013-C9, Class AAB, 2.657%, 5/15/46                                                  5,896,752
          3,000,000(c)         Oaktown Re II, Ltd., Series 2018-1A, Class M1, 4.06%
                               (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                               2,991,859
          3,000,000            OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                               4.646%, 7/15/45 (144A)                                                                      3,040,385
          3,500,000(c)         Radnor Re, Ltd., Series 2018-1, Class M1, 3.91%
                               (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                               3,492,954
             13,679(c)         ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                               Class A, 3.36% (1 Month USD LIBOR + 85 bps),
                               5/25/34 (144A)                                                                                 13,679
          2,827,629            ReadyCap Commercial Mortgage Trust, Series 2018-4,
                               Class A, 3.39%, 2/27/51 (144A)                                                              2,840,340
          2,611,755(c)         RETL, Series 2018-RVP, Class A, 3.609% (1 Month USD
                               LIBOR + 110 bps), 3/15/33 (144A)                                                            2,588,760
          3,916,309(b)         Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%,
                               1/25/45 (144A)                                                                              3,806,280
          1,324,935(b)         Sutherland Commercial Mortgage Loans, Series
                               2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                                                  1,311,299

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 27

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
          4,211,138(c)         Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                               Class B, 3.613% (1 Month USD LIBOR + 110 bps),
                               11/11/34 (144A)                                                                        $    4,179,379
          1,812,432(b)         Verus Securitization Trust, Series 2017-1A, Class A3,
                               3.716%, 1/25/47 (144A)                                                                      1,811,549
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $105,345,418)                                                                    $  104,828,220
------------------------------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS --
                               0.7% of Net Assets
                               Banks -- 0.3%
            195,000            Royal Bank of Canada, 40.14%, 3/14/19 (144A)                                           $    4,496,700
                                                                                                                      --------------
                               Total Banks                                                                            $    4,496,700
------------------------------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 0.4%
             28,000            Merrill Lynch International & Co. CV, 10.91%, 2/5/20                                   $    6,601,879
                                                                                                                      --------------
                               Total Diversified Financial Services                                                   $    6,601,879
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $10,687,227)                                                                     $   11,098,579
------------------------------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 13.6% of Net Assets
                               Advertising -- 0.1%
          2,344,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                $    2,133,743
                                                                                                                      --------------
                               Total Advertising                                                                      $    2,133,743
------------------------------------------------------------------------------------------------------------------------------------
                               Airlines -- 0.0%+
            115,274            US Airways 2013-1 Class B Pass Through Trust,
                               5.375%, 11/15/21                                                                       $      117,560
                                                                                                                      --------------
                               Total Airlines                                                                         $      117,560
------------------------------------------------------------------------------------------------------------------------------------
                               Auto Parts & Equipment -- 0.3%
          4,346,000            American Axle & Manufacturing, Inc., 6.25%, 3/15/26                                    $    4,172,160
                                                                                                                      --------------
                               Total Auto Parts & Equipment                                                           $    4,172,160
------------------------------------------------------------------------------------------------------------------------------------
                               Banks -- 0.5%
          2,614,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                          $    2,391,810
          2,920,000            Provident Funding Associates LP/PFG Finance Corp.,
                               6.375%, 6/15/25 (144A)                                                                      2,576,900
          2,350,000(b)(d)      Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                               Swap Rate + 760 bps)                                                                        2,502,045
                                                                                                                      --------------
                               Total Banks                                                                            $    7,470,755
------------------------------------------------------------------------------------------------------------------------------------
                               Building Materials -- 0.2%
          4,319,000            American Woodmark Corp., 4.875%, 3/15/26 (144A)                                        $    4,005,872
                                                                                                                      --------------
                               Total Building Materials                                                               $    4,005,872
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 0.7%
          3,745,000            CF Industries, Inc., 5.375%, 3/15/44                                                   $    3,254,592
          3,040,000            Chemours Co., 7.0%, 5/15/25                                                                 3,173,000
          2,000,000            Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                               7.0%, 4/15/25 (144A)                                                                        1,950,000
          2,312,000            OCI NV, 6.625%, 4/15/23 (144A)                                                              2,375,580
          1,095,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                               4/1/25 (144A)                                                                                 969,754
                                                                                                                      --------------
                               Total Chemicals                                                                        $   11,722,926
------------------------------------------------------------------------------------------------------------------------------------
                               Coal -- 0.2%
          3,095,000            SunCoke Energy Partners LP/SunCoke Energy Partners
                               Finance Corp., 7.5%, 6/15/25 (144A)                                                    $    3,002,150
                                                                                                                      --------------
                               Total Coal                                                                             $    3,002,150
------------------------------------------------------------------------------------------------------------------------------------
                               Commercial Services -- 0.3%
          2,348,000            Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                         $    2,353,870
          3,746,000            Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                                3,771,473
                                                                                                                      --------------
                               Total Commercial Services                                                              $    6,125,343
------------------------------------------------------------------------------------------------------------------------------------
                               Computers -- 0.1%
          1,540,000            NCR Corp., 6.375%, 12/15/23                                                            $    1,543,850
                                                                                                                      --------------
                               Total Computers                                                                        $    1,543,850
------------------------------------------------------------------------------------------------------------------------------------
                               Distribution & Wholesale -- 0.2%
          1,655,000            Global Partners LP/GLP Finance Corp., 6.25%, 7/15/22                                   $    1,605,350
          1,570,000            Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                         1,530,750
                                                                                                                      --------------
                               Total Distribution & Wholesale                                                         $    3,136,100
------------------------------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 0.3%
          1,500,000            Avation Capital SA, 6.5%, 5/15/21 (144A)                                               $    1,494,375
          1,915,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 7/1/21                                                                                1,910,213
          1,605,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 6/1/22                                                                                1,580,925
                                                                                                                      --------------
                               Total Diversified Financial Services                                                   $    4,985,513
------------------------------------------------------------------------------------------------------------------------------------
                               Electric -- 0.2%
          2,528,000            Calpine Corp., 5.75%, 1/15/25                                                          $    2,382,640
             28,000            Talen Energy Supply LLC, 4.6%, 12/15/21                                                        25,620
                                                                                                                      --------------
                               Total Electric                                                                         $    2,408,260
------------------------------------------------------------------------------------------------------------------------------------
                               Entertainment -- 0.3%
          2,100,000            Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                $    1,979,250
          1,505,000            International Game Technology Plc, 6.25%,
                               1/15/27 (144A)                                                                              1,525,694
            750,000            Scientific Games International, Inc., 10.0%, 12/1/22                                          788,438
                                                                                                                      --------------
                               Total Entertainment                                                                    $    4,293,382
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 29

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Environmental Control -- 0.1%
          2,327,000            Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                           $    2,286,278
                                                                                                                      --------------
                               Total Environmental Control                                                            $    2,286,278
------------------------------------------------------------------------------------------------------------------------------------
                               Food -- 0.2%
          1,750,000            JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                               2/15/28 (144A)                                                                         $    1,789,375
            920,000            Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                                                    947,600
                                                                                                                      --------------
                               Total Food                                                                             $    2,736,975
------------------------------------------------------------------------------------------------------------------------------------
                               Forest Products & Paper -- 0.1%
          1,052,000            Schweitzer-Mauduit International, Inc., 6.875%,
                               10/1/26 (144A)                                                                         $    1,009,920
                                                                                                                      --------------
                               Total Forest Products & Paper                                                          $    1,009,920
------------------------------------------------------------------------------------------------------------------------------------
                               Healthcare-Products -- 0.0%+
            268,000            Agiliti Health, Inc., 7.625%, 8/15/20                                                  $      268,000
                                                                                                                      --------------
                               Total Healthcare-Products                                                              $      268,000
------------------------------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- 0.1%
          1,250,000            RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                               5/1/23 (144A)                                                                          $    1,318,750
                                                                                                                      --------------
                               Total Healthcare-Services                                                              $    1,318,750
------------------------------------------------------------------------------------------------------------------------------------
                               Home Builders -- 0.7%
          2,000,000            Beazer Homes USA, Inc., 5.875%, 10/15/27                                               $    1,700,000
            500,000            Beazer Homes USA, Inc., 8.75%, 3/15/22                                                        522,750
          4,258,000            KB Home, 7.625%, 5/15/23                                                                    4,476,222
          2,810,000            Lennar Corp., 4.75%, 11/29/27                                                               2,662,475
          1,291,000            Taylor Morrison Communities, Inc./Taylor Morrison
                               Holdings II, Inc., 5.875%, 4/15/23 (144A)                                                   1,278,090
                                                                                                                      --------------
                               Total Home Builders                                                                    $   10,639,537
------------------------------------------------------------------------------------------------------------------------------------
                               Home Furnishings -- 0.1%
          1,651,000            Tempur Sealy International, Inc., 5.5%, 6/15/26                                        $    1,576,705
                                                                                                                      --------------
                               Total Home Furnishings                                                                 $    1,576,705
------------------------------------------------------------------------------------------------------------------------------------
                               Iron & Steel -- 0.1%
          2,519,000            Commercial Metals Co., 5.375%, 7/15/27                                                 $    2,292,290
                                                                                                                      --------------
                               Total Iron & Steel                                                                     $    2,292,290
------------------------------------------------------------------------------------------------------------------------------------
                               Leisure Time -- 0.1%
          2,000,000            Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                           $    1,955,000
                                                                                                                      --------------
                               Total Leisure Time                                                                     $    1,955,000
------------------------------------------------------------------------------------------------------------------------------------
                               Lodging -- 0.1%
          1,140,000            Hilton Grand Vacations Borrower LLC/Hilton Grand
                               Vacations Borrower, Inc., 6.125%, 12/1/24                                              $    1,154,250
                                                                                                                      --------------
                               Total Lodging                                                                          $    1,154,250
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Machinery-Diversified -- 0.2%
          2,886,000            Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                                $    3,073,590
                                                                                                                      --------------
                               Total Machinery-Diversified                                                            $    3,073,590
------------------------------------------------------------------------------------------------------------------------------------
                               Media -- 0.4%
          1,220,000            CSC Holdings LLC, 6.625%, 10/15/25 (144A)                                              $    1,276,425
          4,010,000            Gray Television, Inc., 5.875%, 7/15/26 (144A)                                               3,939,825
                                                                                                                      --------------
                               Total Media                                                                            $    5,216,250
------------------------------------------------------------------------------------------------------------------------------------
                               Mining -- 0.1%
          1,265,000            Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                          $    1,299,787
                                                                                                                      --------------
                               Total Mining                                                                           $    1,299,787
------------------------------------------------------------------------------------------------------------------------------------
                               Miscellaneous Manufacturers -- 0.1%
          1,195,000            Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                          $    1,183,050
                                                                                                                      --------------
                               Total Miscellaneous Manufacturers                                                      $    1,183,050
------------------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 1.7%
          4,096,000            Antero Resources Corp., 5.0%, 3/1/25                                                   $    3,952,640
          2,670,000            Calumet Specialty Products Partners LP/Calumet Finance
                               Corp., 6.5%, 4/15/21                                                                        2,503,125
            170,000            Calumet Specialty Products Partners LP/Calumet Finance
                               Corp., 7.625%, 1/15/22                                                                        158,950
          1,275,000            Calumet Specialty Products Partners LP/Calumet Finance
                               Corp., 7.75%, 4/15/23                                                                       1,115,625
            765,000            Chesapeake Energy Corp., 8.0%, 1/15/25                                                        769,774
          2,529,000            Great Western Petroleum LLC/Great Western Finance
                               Corp., 9.0%, 9/30/21 (144A)                                                                 2,257,132
          2,523,000            Gulfport Energy Corp., 6.0%, 10/15/24                                                       2,371,620
            305,000            MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                        269,162
          2,355,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                                                      2,349,113
          1,515,000            PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                                       1,518,333
          1,950,000            Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                               8/14/19 (144A)                                                                              1,842,750
          3,750,000            Resolute Energy Corp., 8.5%, 5/1/20                                                         3,759,375
          2,040,000            Sanchez Energy Corp., 6.125%, 1/15/23                                                         357,000
          3,231,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                        2,932,133
          2,414,000            SM Energy Co., 6.125%, 11/15/22                                                             2,420,035
ARS      22,000,000            YPF SA, 16.5%, 5/9/22 (144A)                                                                  373,200
                                                                                                                      --------------
                               Total Oil & Gas                                                                        $   28,949,967
------------------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- 0.4%
          2,390,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.0%, 4/1/21                                                                           $    2,357,137
            860,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.0%, 10/1/22                                                                                 838,500
          2,503,000            FTS International, Inc., 6.25%, 5/1/22                                                      2,340,305
                                                                                                                      --------------
                               Total Oil & Gas Services                                                               $    5,535,942
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 31

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Packaging & Containers -- 0.3%
EUR       2,780,000(e)         ARD Finance SA, 6.625% (7.375% PIK
                               0.0% cash), 9/15/23                                                                    $    3,046,354
            350,000(e)         ARD Finance SA, 7.125% (7.875% PIK
                               0.0% cash), 9/15/23                                                                           337,750
          2,350,000            Sealed Air Corp., 6.875%, 7/15/33 (144A)                                                    2,373,500
                                                                                                                      --------------
                               Total Packaging & Containers                                                           $    5,757,604
------------------------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.6%
          3,349,000            Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                       $    3,277,834
          3,301,000            BioScrip, Inc., 8.875%, 2/15/21                                                             3,193,718
          2,310,000            Horizon Pharma USA, Inc., 6.625%, 5/1/23                                                    2,298,450
            245,000            Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%,
                               11/1/24 (144A)                                                                                258,965
                                                                                                                      --------------
                               Total Pharmaceuticals                                                                  $    9,028,967
------------------------------------------------------------------------------------------------------------------------------------
                               Pipelines -- 0.7%
          1,360,000            American Midstream Partners LP/American Midstream
                               Finance Corp., 9.5%, 12/15/21 (144A)                                                   $    1,264,800
            839,000            DCP Midstream Operating LP, 5.6%, 4/1/44                                                      761,393
          2,200,000            Delek Logistics Partners LP/Delek Logistics Finance
                               Corp., 6.75%, 5/15/25                                                                       2,178,000
            458,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                                                   376,705
          1,328,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                                                  1,135,440
          3,617,000            Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.25%, 5/15/26                                                                              3,316,337
            650,000            ONEOK, Inc., 7.5%, 9/1/23                                                                     736,941
            690,000            PBF Logistics LP/PBF Logistics Finance Corp.,
                               6.875%, 5/15/23                                                                               702,938
          1,115,000            Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                                1,198,666
            722,000            Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                                                 782,334
                                                                                                                      --------------
                               Total Pipelines                                                                        $   12,453,554
------------------------------------------------------------------------------------------------------------------------------------
                               Real Estate -- 0.1%
          1,210,000            Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                   $    1,183,138
                                                                                                                      --------------
                               Total Real Estate                                                                      $    1,183,138
------------------------------------------------------------------------------------------------------------------------------------
                               REITS -- 0.0%+
            695,000            MPT Operating Partnership LP/MPT Finance Corp.,
                               5.5%, 5/1/24                                                                           $      708,900
                                                                                                                      --------------
                               Total REITS                                                                            $      708,900
------------------------------------------------------------------------------------------------------------------------------------
                               Retail -- 0.2%
          3,885,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                             $    3,982,125
                                                                                                                      --------------
                               Total Retail                                                                           $    3,982,125
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.3%
          4,620,000            Micron Technology, Inc., 5.5%, 2/1/25                                                  $    4,685,084
                                                                                                                      --------------
                               Total Semiconductors                                                                   $    4,685,084
------------------------------------------------------------------------------------------------------------------------------------
                               Software -- 0.1%
          1,195,000            MSCI, Inc., 5.75%, 8/15/25 (144A)                                                      $    1,239,812
            797,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                              669,480
                                                                                                                      --------------
                               Total Software                                                                         $    1,909,292
------------------------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 3.4%
         30,899,000            CenturyLink, Inc., 7.6%, 9/15/39                                                       $   25,337,180
         35,684,000            CenturyLink, Inc., 7.65%, 3/15/42                                                          29,583,820
            100,000            Unison Ground Lease Funding LLC, 5.78%,
                               3/15/20 (144A)                                                                                 99,292
            100,000            WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                                        100,006
                                                                                                                      --------------
                               Total Telecommunications                                                               $   55,120,298
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $226,131,298)                                                                    $  220,442,867
------------------------------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS --
                               5.9% of Net Assets
                               Indonesia -- 3.2%
IDR 241,787,000,000            Indonesia Treasury Bond, 8.375%, 3/15/24                                               $   17,564,058
IDR 235,041,000,000            Indonesia Treasury Bond, 8.75%, 5/15/31                                                    17,199,400
IDR 236,353,000,000            Indonesia Treasury Bond, 9.0%, 3/15/29                                                     17,706,997
                                                                                                                      --------------
                               Total Indonesia                                                                        $   52,470,455
------------------------------------------------------------------------------------------------------------------------------------
                               Mexico -- 0.5%
MXN     152,863,000            Mexican Bonos, 8.0%, 12/7/23                                                           $    7,920,113
                                                                                                                      --------------
                               Total Mexico                                                                           $    7,920,113
------------------------------------------------------------------------------------------------------------------------------------
                               Turkey -- 1.7%
TRY     151,900,000            Turkey Government Bond, 8.5%, 7/10/19                                                  $   27,875,945
                                                                                                                      --------------
                               Total Turkey                                                                           $   27,875,945
------------------------------------------------------------------------------------------------------------------------------------
                               Uruguay -- 0.5%
UYU     294,170,000            Uruguay Government International Bond, 8.5%,
                               3/15/28 (144A)                                                                         $    7,904,357
                                                                                                                      --------------
                               Total Uruguay                                                                          $    7,904,357
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $93,278,961)                                                                     $   96,170,870
------------------------------------------------------------------------------------------------------------------------------------
                               INSURANCE-LINKED SECURITIES(1) --
                               1.2% of Net Assets
                               Catastrophe Linked Bonds -- 0.2%
                               Earthquakes -- California -- 0.0%+
            250,000(c)         Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                                         $      247,850
                                                                                                                      --------------
                                                                                                                      $      247,850
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 33

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.1%
            250,000(c)         Kilimanjaro Re, 9.152% (3 U.S. Month Treasury Bill +
                               675 bps), 12/6/19 (144A)                                                               $      251,325
            600,000(c)         Kilimanjaro II Re, 8.293% (6 Month USD LIBOR +
                               572 bps), 4/20/21 (144A)                                                                      607,320
            250,000(c)         Residential Reinsurance 2017, 7.939% (3 Month U.S.
                               Treasury Bill + 554 bps), 12/6/21 (144A)                                                      247,775
                                                                                                                      --------------
                                                                                                                      $    1,106,420
------------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.1%
            700,000(c)         Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                               1/8/20 (144A)                                                                          $      698,180
            300,000(c)         Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                               1/8/21 (144A)                                                                                 298,530
            500,000(c)         Galilei Re, 11.146% (6 Month USD LIBOR + 863 bps),
                               1/8/20 (144A)                                                                                 498,050
            250,000(c)         Galilei Re, 16.376% (6 Month USD LIBOR + 1,386 bps),
                               1/8/20 (144A)                                                                                 248,950
                                                                                                                      --------------
                                                                                                                      $    1,743,710
                                                                                                                      --------------
                               Total Catastrophe Linked Bonds                                                         $    3,097,980
------------------------------------------------------------------------------------------------------------------------------------
                               Collateralized Reinsurance -- 0.1%
                               Earthquakes -- California -- 0.1%
            500,000+(f)        Resilience Re, Variable Rate Notes (3 Month U.S.
                               Treasury Bill + 459 bps), 1/8/19 (144A)                                                $      500,000
------------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.0%+
            700,000+(a)        Cypress Re 2017, 1/10/20                                                               $       60,620
             12,000+           Limestone Re 2016-1, 8/31/21                                                                   13,782
             12,000+           Limestone Re 2016-1, 8/31/21                                                                   13,782
            700,000+           Resilience Re, 12/31/19                                                                       155,400
                                                                                                                      --------------
                                                                                                                      $      243,584
------------------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Regional -- 0.0%+
            250,000+(a)        Oakmont Re 2017, 4/15/19                                                               $        2,875
                                                                                                                      --------------
                               Total Collateralized Reinsurance                                                       $      746,459
------------------------------------------------------------------------------------------------------------------------------------
                               Reinsurance Sidecars -- 0.9%
                               All Natural Peril -- Worldwide -- 0.2%
          1,500,000+(a)        Eden Re II, 3/22/23 (144A)                                                             $    1,512,750
          1,500,000+(a)        Thopas Re 2019, 12/31/22                                                                    1,507,950
                                                                                                                      --------------
                                                                                                                      $    3,020,700
------------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.1%
            700,000+(a)        Carnoustie Re 2015, 7/1/19                                                             $        2,240
            700,000+(a)        Carnoustie Re 2016, 11/30/20                                                                   18,900
          1,500,000+(a)        Carnoustie Re 2017, 11/30/21                                                                  381,300
          1,500,000+(a)        Harambee Re 2019, 12/31/22                                                                  1,504,500
                                                                                                                      --------------
                                                                                                                      $    1,906,940
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.6%
            600,000+(a)        Alturas Re 2019-1, 3/10/23                                                             $      614,220
          1,000,000+(a)        Alturas Re 2019-2, 3/10/22                                                                  1,002,900
          1,000,000+(a)        Arlington Re 2015, 2/1/19                                                                      48,600
            900,000+(a)        Berwick Re 2017-1, 2/1/19                                                                      29,790
             46,259+           Berwick Re 2018-1, 12/31/21                                                                     7,638
             35,614+(a)        Berwick Re 2019-1, 12/31/22                                                                    35,614
            750,000+(a)        Gleneagles Re 2019, 12/31/22                                                                  755,324
            648,000+(a)        Limestone Re 2019-A, 9/9/22                                                                   650,268
            476,000+(a)        Limestone Re 2019-B, 9/9/22                                                                   477,666
          1,250,000+(a)        NCM Re 2019, 12/31/22                                                                       1,250,000
          1,200,000+(a)        Pangaea Re 2015-1, 2/1/19                                                                       2,160
          2,000,000+           Pangaea Re 2015-2, 11/30/19                                                                     4,800
          1,200,000+           Pangaea Re 2016-1, 11/30/20                                                                     5,880
          1,500,000+           Pangaea Re 2017-1, 11/30/21                                                                        --
          1,250,000+(a)        Pangaea Re 2019-1, 2/1/23                                                                   1,256,060
          1,000,000+(a)        St. Andrews Re 2017-1, 2/1/19                                                                  67,800
            608,294+(a)        St. Andrews Re 2017-4, 6/1/19                                                                  59,856
          1,000,000+           Versutus Re 2016-1, 11/30/20                                                                    4,700
          1,500,000+           Versutus Re 2017, 11/30/21                                                                        750
          1,600,000+(a)        Versutus Re 2019-B, 12/31/21                                                                1,600,000
          1,500,000+(a)        Viribus Re 2019, 12/31/22                                                                   1,521,450
            600,000+(a)        Woburn Re 2019, 12/31/22                                                                      600,000
                                                                                                                      --------------
                                                                                                                      $    9,995,476
                                                                                                                      --------------
                               Total Reinsurance Sidecars                                                             $   14,923,116
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INSURANCE-LINKED SECURITIES
                               (Cost $19,174,497)                                                                     $   18,767,555
------------------------------------------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 0.2% of Net Assets*(c)
                               Healthcare, Education & Childcare -- 0.2%
          3,681,592            Regionalcare Hospital Partners Holdings, Inc., First Lien
                               Term B Loan, 7.129% (LIBOR + 450 bps), 11/16/25                                        $    3,602,209
                                                                                                                      --------------
                               Total Healthcare, Education & Childcare                                                $    3,602,209
------------------------------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.0%+
             97,996            Global Brass and Copper, Inc., Initial Term Loan, 5.0%
                               (LIBOR + 250 bps), 5/29/25                                                             $       97,136
                                                                                                                      --------------
                               Total Metals & Mining                                                                  $       97,136
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                               (Cost $3,744,977)                                                                      $    3,699,345
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 35

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               1.4% of Net Assets
         15,920,000(g)         U.S. Treasury Bills, 2/19/19                                                           $   15,901,294
          8,005,000(g)         U.S. Treasury Bills, 2/26/19                                                                7,991,894
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $23,893,819)                                                                     $   23,893,188
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------------------------------
                               CLOSED-END FUNDS -- 2.1% of Net Assets
          4,807,573            Invesco Senior Income Trust                                                            $   19,951,428
          3,196,191            Voya Prime Rate Trust                                                                      15,117,984
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CLOSED-END FUNDS
                               (Cost $37,552,004)                                                                     $   35,069,412
------------------------------------------------------------------------------------------------------------------------------------
                               EQUITY LINKED NOTES --
                               17.4% of Net Assets
            153,000            BNP Paribas Issuance (Advanced Micro Devices),
                               21.45%, 11/26/19 (144A)                                                                $    3,314,745
             31,500            BNP Paribas Issuance (Dollar General Corp.), 7.08%,
                               8/19/19 (144A)                                                                              3,396,330
             82,600            BNP Paribas Issuance (Owens Corning), 9.18%, 9/5/19                                         4,353,846
            355,000            BNP Paribas Issuance (Viacom, Inc.), 8.23%, 11/7/19 (144A)                                 10,525,750
             14,500            Citigroup Global Markets (Alphabet, Inc.), 6.59%,
                               5/10/19 (144A)                                                                             15,804,420
             17,000            Citigroup Global Markets (Baidu, Inc.), 10.38%,
                               4/10/19 (144A)                                                                              2,991,830
              3,000            Citigroup Global Markets (Baidu, Inc.), 8.73%, 6/19/19 (144A)                                 537,630
            249,700            Citigroup Global Markets (Bank of America Corp.), 7.28%,
                               6/20/19 (144A)                                                                              7,111,456
             90,500            Citigroup Global Markets (Electronics Arts, Inc.), 10.7%,
                               1/14/20 (144A)                                                                              7,931,420
             25,000            Citigroup Global Markets (Foundation Medicine, Inc.),
                               18.98%, 2/22/19 (144A)                                                                      1,885,625
            120,000            Citigroup Global Markets (Lowe's Cos., Inc.), 7.94%,
                               6/4/19 (144A)                                                                              10,986,000
             32,000            Citigroup Global Markets (Lowe's Cos., Inc.), 8.13%,
                               5/1/19 (144A)                                                                               2,933,120
             57,000            Citigroup Global Markets (Lowe's Cos., Inc.), 8.94%,
                               4/8/19 (144A)                                                                               5,330,640
             22,000            Citigroup Global Markets (United Rentals, Inc.), 10%,
                               5/21/19 (144A)                                                                              2,820,180
             25,000            Citigroup Global Markets (United Rentals, Inc.), 9.55%,
                               5/2/19 (144A)                                                                               3,215,750
             20,000            Credit Suisse AG London (Chiptole Mexican Grill, Inc.),
                               9.4%, 5/2/19                                                                                7,590,400
            104,000            Credit Suisse AG London (Citigroup, Inc.), 6.75%, 6/5/19                                    6,754,540
             93,500            Credit Suisse AG London (Discover Financial Services, Inc.),
                               7.1%, 6/5/19                                                                                6,366,789

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               EQUITY LINKED NOTES -- (continued)
            179,000            Credit Suisse AG London (iQIYI, Inc.), 22.55%, 6/4/19                                  $    3,527,464
             67,800            Credit Suisse AG London (Kansas City Southern),
                               7.25%, 10/12/19                                                                             7,336,672
             16,500            Credit Suisse AG London (Laboratory Corp. of America
                               Holdings), 4.5%, 6/5/19                                                                     2,327,275
            176,200            Credit Suisse AG London (Morgan Stanley), 8.1%, 10/29/19                                    7,691,306
            100,000            Credit Suisse AG London (National Oilwell Varco, Inc.),
                               8.2%, 6/5/19                                                                                3,024,350
            113,000            Credit Suisse AG London (Nucor Corp.), 8.5%, 6/19/19                                        7,024,419
             70,800            Credit Suisse AG London (Walgreens Boots Alliance, Inc.),
                               8.15%, 8/28/19                                                                              4,900,316
             10,900            Goldman Sachs International (GW Pharmaceuticals Plc),
                               13.1%, 8/2/19                                                                               1,591,018
            330,000            Goldman Sachs International (Micron Technology, Inc.),
                               14.65%, 11/12/19                                                                           12,609,300
             42,000            GS Finance Corp. (United Rentals, Inc.), 9.19%, 6/5/19                                      5,461,932
             30,300            JP Morgan Chase Bank NA (Baidu, Inc.), 9.22%, 5/31/19                                       5,344,617
              8,200            JP Morgan Chase Bank NA (Chiptole Mexican Grill, Inc.),
                               9.75%, 2/26/19                                                                              2,602,474
             81,000            JP Morgan Chase Bank NA (Halliburton Co.), 8.45%, 4/22/19                                   2,613,060
             18,750            JP Morgan Structured Products (eBay, Inc.), 6.35%, 6/14/19                                    648,188
             70,000            JP Morgan Structured Products (Micron Technology, Inc.),
                               14.51%, 5/16/19                                                                             2,811,200
            105,600            Merrill Lynch International (Synchrony Financial),
                               9.09%, 8/19/19                                                                              3,142,128
             73,800            Merrill Lynch International (Walgreens Boots Alliance, Inc.),
                               8.21%, 7/12/19                                                                              4,878,549
             80,500            Morgan Stanley (Oracle Corp.), 7.17%, 4/1/19                                                4,029,025
          1,293,300            Royal Bank of Canada (Advanced Micro Devices), 10.75%,
                               4/17/19 (144A)                                                                              8,212,455
            224,000            Societe Generale (Micron Technology, Inc.), 0%, 2/8/19                                      8,565,760
             26,200            Societe Generale (United Rentals, Inc.), 10.47%, 2/22/19                                    3,387,648
             40,000            UBS AG (CDW Corp.), 6.1%, 2/22/19 (144A)                                                    2,966,000
            112,000            UBS AG (Dollar General Corp.), 7.4%, 6/5/19 (144A)                                         11,812,080
             68,250            UBS AG (JPMorgan Chase & Co.), 6.2%, 6/19/19                                                7,139,291
             45,000            UBS AG (Walgreens Boots Alliance, Inc.), 7.55%, 6/5/19 (144A)                               3,087,675
             73,700            Wells Fargo & Company (AerCap Holdings NV), 8.66%, 1/16/20                                  3,412,310
            283,200            Wells Fargo & Company (eBay, Inc.), 9.11%, 11/12/19                                         8,609,280
            110,500            Wells Fargo & Company (Micron Technology, Inc.),
                               15.78%, 12/23/19                                                                            4,406,188
             61,000            Wells Fargo & Company (United Rentals, Inc.),
                               10.8%, 10/29/19                                                                             8,298,440
            205,700            Wells Fargo & Company (Viacom, Inc.), 8.6%, 8/2/19                                          6,286,192
            398,500            Wells Fargo & Company (Viacom, Inc.), 8.67%, 10/1/19                                       12,122,370
            414,000            Wells Fargo Bank National Association (iQIYI, Inc.),
                               20.26%, 2/6/20                                                                              8,329,680
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL EQUITY LINKED NOTES
                               (Cost $292,318,249)                                                                    $  282,049,133
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 37

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                                Value
------------------------------------------------------------------------------------------------------------------------------------
                               RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                               Health Care Providers & Services -- 0.0%+
            959,816(a)(h)      ANR, Inc.                                                                              $       12,958
                                                                                                                      --------------
                               Total Health Care Providers & Services                                                 $       12,958
------------------------------------------------------------------------------------------------------------------------------------
                               Household Products -- 0.0%
                 15^(a)(i)     LTR Intermediate Holdings, Inc.                                                        $           --
                                                                                                                      --------------
                               Total Household Products                                                               $           --
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $0)                                                                              $       12,958
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Number of                                    Counter-                          Strike      Expiration
Contracts                      Description   party           Notional          Price       Date
------------------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CALL OPTIONS
                               PURCHASED -- 0.0%+
              9,668            CAC 40
                               INDEX
                               OPTION (PXA)  Citibank NA     EUR 1,509,045     EUR 5,582   3/15/19                    $        1,890
             18,982            EURO
                               STOXX
                               50 Index      Citibank NA     EUR 1,905,549     EUR 3,594   7/19/19                            61,104
              8,401            FTSE 100
                               Index         Citibank NA     GBP 1,518,108     GBP 7,963   3/15/19                               231
                                                                                                                      --------------
                                                                                                                      $       63,225
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC)
                               CALL OPTIONS PURCHASED
                               (Premiums paid $4,932,702)                                                             $       63,225
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OPTIONS PURCHASED
                               (Premiums paid $4,932,702)                                                             $       63,225
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS --
                               0.2% of Net Assets
                               REPURCHASE AGREEMENT -- 0.2%
          2,915,000            $2,915,000 ScotiaBank, 2.54%, dated 1/31/19 plus
                               accrued interest on 2/1/19 collateralized by
                               $2,973,511 Federal National Mortgage Association,
                               4.0%, 12/1/47 -- 10/1/48                                                               $    2,915,000
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $2,915,000)                                                                      $    2,915,000
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.3%
                               (Cost $1,639,983,274)                                                                  $1,618,114,092
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Change
                                                                               Net              in Net
                                                                               Realized         Unrealized
                                                             Dividend          Gain             Appreciation
Shares                                                       Income            (Loss)           (Depreciation)        Value
------------------------------------------------------------------------------------------------------------------------------------
                               AFFILIATED ISSUER -- 0.5%
                               CLOSED-END FUND -- 0.5% of Net Assets
            753,739            Pioneer Floating
                               Rate Trust(j)                 $  223,510        $        --      $(484,509)            $    7,793,661
                               Other securities
                               issued by affiliated
                               issuers not held at
                               year end                       1,548,864         (3,097,512)        51,207                         --
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CLOSED-END FUND
                               (Cost $8,346,414)             $1,772,374        $(3,097,512)     $(433,302)            $    7,793,661
------------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.5%
                               (Cost $8,346,414)                                                                      $    7,793,661
------------------------------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- 0.2%                                                   $    3,834,830
------------------------------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                                                   $1,629,742,583
====================================================================================================================================

bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

REIT        Real Estate Investment Trust.

ZERO        Zero Constant Index.

(1)         Securities are restricted as to resale.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2019, the value of these securities amounted to $393,370,957, or 24.1% of net assets.

(G.D.R.)    Global Depositary Receipts.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2019.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)         Non-income  producing security.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2019.

(c) Floating rate note. Coupon rate, reference index and spread shown at January 31, 2019.

(d)         Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 39

(e) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)         Rate to be determined.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)         ANR, Inc. warrants are exercisable into 959,816 shares.

(i) LTR Intermediate Holdings, Inc. warrants are exercisable into 15 shares.

(j) Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").


FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        Unrealized
Currency                         Currency                                                Settlement     Appreciation
Purchased     In Exchange for    Sold        Deliver            Counterparty             Date           (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
JPY              169,691,622     KRW         (1,752,612,917)    Bank of America NA       3/28/19        $(10,724)
SEK               30,643,423     USD             (3,387,133)    Bank of New York         2/26/19           4,609
                                                                Mellon
USD                  164,465     HKD             (1,290,409)    Brown Brothers           2/8/19               (9)
                                                                Harriman & Co.
COP           24,699,210,000     USD             (7,873,061)    Citibank NA              3/26/19          66,144
USD                2,332,164     KRW         (2,627,835,592)    Citibank NA              3/27/19         (30,562)
AUD               10,995,000     USD             (7,891,155)    Goldman Sachs            3/26/19         101,720
                                                                International
USD                2,315,124     CNY            (15,735,017)    JPMorgan Chase           3/27/19         (33,352)
                                                                Bank NA
USD                2,314,855     TWD            (70,899,392)    JPMorgan Chase           3/27/19            (302)
                                                                Bank NA
JPY              169,518,260     CNY            (10,506,896)    Morgan Stanley           3/28/19          (4,644)
                                                                Capital Services LLC
JPY              168,054,136     TWD            (47,188,257)    Societe Generale         3/28/19           9,023
EUR                9,903,369     USD            (11,237,751)    State Street Bank &      3/27/19         144,961
                                                                Trust Co.
JPY              178,230,828     SGD             (2,218,777)    State Street Bank &      3/28/19          (6,112)
                                                                Trust Co.
NOK               63,497,389     EUR             (6,524,189)    State Street Bank &      3/28/19          45,602
                                                                Trust Co.
SEK               30,542,248     EUR             (2,970,862)    State Street Bank &      3/28/19         (26,086)
                                                                Trust Co.
USD               10,051,601     GBP             (7,679,432)    State Street Bank &      3/27/19         (43,232)
                                                                Trust Co.
USD                2,254,460     SGD             (3,064,000)    State Street Bank &      3/27/19         (24,044)
                                                                Trust Co.
-----------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                $192,992
=======================================================================================================================

FUTURES CONTRACT
INDEX FUTURES CONTRACT

-----------------------------------------------------------------------------------------------------------------------
Number of
Contracts                                 Expiration          Notional              Market               Unrealized
Short              Description            Date                Amount                Value                (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
1,807              S&P 500 EMINI          3/15/19             $237,030,332          $244,351,575         $(7,321,243)
-----------------------------------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                       $237,030,332          $244,351,575         $(7,321,243)
=======================================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

AUD -- Australian Dollar
CNY -- Chinese Yuan
COP -- Colombian Peso
EUR -- Euro
GBP -- Great British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
KRW -- Korean Won
NOK -- Norwegian Krone
SEK -- Swedish Krona
SGD -- Singapore Dollar
TWD -- Taiwan Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2019, aggregated $883,341,005 and $623,236,011, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2019, the Fund engaged in purchases of $7,380,398 and sales of $5,593,030 pursuant to these procedures, which resulted in a net realized gain/(loss) of $183,418.

At January 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,654,044,377 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                    $ 46,862,640
       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                     (82,127,515)
                                                                                      ------------
       Net unrealized depreciation                                                    $(35,264,875)
                                                                                      ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 41

The following is a summary of the inputs used as of January 31, 2019, in valuing the Fund's investments.

------------------------------------------------------------------------------------------------------------------
                                               Level 1           Level 2          Level 3          Total
------------------------------------------------------------------------------------------------------------------
Common Stocks                                  $717,714,386      $         --     $        --      $  717,714,386
Asset Backed Securities                                  --       101,389,354              --         101,389,354
Collateralized Mortgage
 Obligations                                             --       104,828,220              --         104,828,220
Convertible Corporate Bonds                              --        11,098,579              --          11,098,579
Corporate Bonds                                          --       220,442,867              --         220,442,867
Foreign Government Bonds                                 --        96,170,870              --          96,170,870
Insurance-Linked Securities
 Collateralized Reinsurance
   Earthquakes - California                              --                --         500,000             500,000
   Multiperil - Worldwide                                --                --         243,584             243,584
   Windstorm - U.S. Regional                             --                --           2,875               2,875
 Reinsurance Sidecars
   All Natural Peril - Worldwide                         --                --       3,020,700           3,020,700
   Multiperil - U.S.                                     --                --       1,906,940           1,906,940
   Multiperil - Worldwide                                --                --       9,995,476           9,995,476
 All Other Insurance-Linked
   Securities                                            --         3,097,980              --           3,097,980
Senior Secured Floating Rate
 Loan Interests                                          --         3,699,345              --           3,699,345
U.S. Government and Agency
 Obligations                                             --        23,893,188              --          23,893,188
Closed-End Funds                                 35,069,412                --              --          35,069,412
Equity Linked Notes                                      --       282,049,133              --         282,049,133
Rights/Warrants                                          --            12,958              --*             12,958
Over The Counter (OTC)
 Call Options Purchased                                  --            63,225              --              63,225
Repurchase Agreement                                     --         2,915,000              --           2,915,000
Affiliated Closed-End Fund                        7,793,661                --              --           7,793,661
------------------------------------------------------------------------------------------------------------------
Total Investments
 in Securities                                 $760,577,459      $849,660,719     $15,669,575      $1,625,907,753
==================================================================================================================
Other Financial Instruments
 Net unrealized appreciation
   on forward foreign
   currency contracts                          $         --      $    192,992     $        --      $      192,992
 Net unrealized depreciation
   on futures contracts                          (7,321,243)               --              --          (7,321,243)
------------------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                         $ (7,321,243)     $    192,992     $        --      $   (7,128,251)
==================================================================================================================

*     Securities valued at $0.


The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                                                    Insurance-
                                                                    Linked
                                                                    Securities          Total
----------------------------------------------------------------------------------------------------
Balance as of 7/31/18                                               $ 2,455,241(a)      $ 2,455,241
Realized gain (loss)(1)                                                      --                  --
Changed in unrealized appreciation (depreciation)(2)                     (8,125)             (8,125)
Accrued discounts/premiums                                                 (178)               (178)
Purchases                                                            14,213,268          14,213,268
Sales                                                                  (990,631)           (990,631)
Transfers in to Level 3*                                                     --                  --
Transfers out of Level 3*                                                    --                  --
----------------------------------------------------------------------------------------------------
Balance as of 1/31/19                                               $15,669,575         $15,669,575
====================================================================================================

(a) Securities were classified as Corporate Bonds on July 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the six months ended January 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3
      investments still held and considered Level 3 at January 31, 2019:      $65
                                                                              ---

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 43

Statement of Assets and Liabilities | 1/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,639,983,274)              $1,618,114,092
  Investments in affiliated issuers, at value (cost $8,346,414)                         7,793,661
  Cash                                                                                  8,394,767
  Foreign currencies, at value (cost $433,178)                                            438,346
  Futures collateral                                                                   12,518,600
  Due from broker for futures                                                           7,339,212
  Due from broker                                                                         514,519
  Net unrealized appreciation on forward foreign currency contracts                       192,992
  Receivables --
     Investment securities sold                                                        26,592,515
     Fund shares sold                                                                   8,895,593
     Dividends                                                                          5,461,601
     Interest                                                                           9,036,365
  Due from the Adviser                                                                     16,734
  Other assets                                                                            123,429
--------------------------------------------------------------------------------------------------
       Total assets                                                                $1,705,432,426
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                               $   61,039,102
     Fund shares repurchased                                                            4,616,496
     Distributions                                                                        136,584
     Trustees' fees                                                                         4,686
  Variation margin for futures contracts                                                1,987,700
  Net unrealized depreciation on futures contracts                                      7,321,243
  Reserve for repatriation taxes                                                           78,858
  Due to affiliates                                                                       106,657
  Accrued expenses                                                                        398,517
--------------------------------------------------------------------------------------------------
       Total liabilities                                                           $   75,689,843
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                  $1,757,046,124
  Distributable earnings (loss)                                                      (127,303,541)
--------------------------------------------------------------------------------------------------
       Net assets                                                                  $1,629,742,583
==================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $378,279,630/34,269,380 shares)                                $        11.04
  Class C (based on $437,762,672/39,779,940 shares)                                $        11.00
  Class K (based on $127,374,404/11,197,632 shares)                                $        11.38
  Class R (based on $787,318/71,077 shares)                                        $        11.08
  Class Y (based on $685,538,559/62,213,289 shares)                                $        11.02
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.04 net asset value per share/100%-4.50%
  maximum sales charge)                                                            $        11.56
==================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Statement of Operations (unaudited)

For the Six Months Ended 1/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $117,107)                                               $ 31,648,367
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $407,624)                                                 13,558,773
  Dividends from affiliated issuers                                      1,722,374
----------------------------------------------------------------------------------------------------------
       Total investment income                                                              $ 46,929,514
==========================================================================================================
EXPENSES:
  Management fees                                                     $  3,853,485
  Administrative expense                                                   230,776
  Transfer agent fees
     Class A                                                               107,718
     Class C                                                               132,465
     Class K                                                                   114
     Class R                                                                 1,252
     Class Y                                                               309,463
  Distribution fees
     Class A                                                               472,685
     Class C                                                             2,194,688
     Class R                                                                 1,734
  Shareowner communications expense                                         35,217
  Custodian fees                                                           209,500
  Registration fees                                                         71,800
  Professional fees                                                         75,807
  Printing expense                                                          19,871
  Pricing fees                                                              10,189
  Trustees' fees                                                            34,056
  Insurance expense                                                         10,250
  Miscellaneous                                                             53,693
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  7,824,763
     Less fees waived and expenses reimbursed by the Adviser                                    (222,510)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $  7,602,253
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                $ 39,327,261
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $(42,015,519)
     Investments in affiliated issuers                                  (3,097,512)
     Forward foreign currency contracts                                   (436,877)
     Futures contracts                                                  13,706,909
     Other assets and liabilities denominated in
       foreign currencies                                                 (893,152)         $(32,736,151)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
       capital gains tax of $776)                                     $(37,076,958)
     Investments in affiliated issuers                                    (433,302)
     Forward foreign currency contracts                                    171,522
     Futures contracts                                                  (4,034,049)
     Other assets and liabilities denominated in
       foreign currencies                                                  241,231          $(41,131,556)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                    $(73,867,707)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                      $(34,540,446)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 45

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    1/31/19                 Year Ended
                                                                    (unaudited)             7/31/18
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   39,327,261          $   66,479,942
Net realized gain (loss) on investments                                (32,736,151)             12,257,837
Change in net unrealized appreciation (depreciation) on
  investments                                                          (41,131,556)            (30,243,423)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $  (34,540,446)         $   48,494,356
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.32 and $0.73 per share, respectively)                 $  (10,587,278)         $  (17,820,428)*
  Class C ($0.27 and $0.63 per share, respectively)                    (10,632,587)            (19,229,934)*
  Class K ($0.34 and $0.77 per share, respectively)                     (3,625,586)             (3,043,689)*
  Class R ($0.29 and $0.67 per share, respectively)                        (17,739)                (52,797)*
  Class Y ($0.33 and $0.75 per share, respectively)                    (19,144,178)            (28,311,133)*
------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (44,007,368)         $  (68,457,981)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  384,636,939          $  928,165,133
Reinvestment of distributions                                           40,752,877              64,117,347
Cost of shares repurchased                                            (295,189,036)           (263,959,075)
------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                           $  130,200,780          $  728,323,405
------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                     $   51,652,966          $  708,359,780
NET ASSETS:**
Beginning of period                                                 $1,578,089,617          $  869,729,837
------------------------------------------------------------------------------------------------------------
End of period                                                       $1,629,742,583          $1,578,089,617
============================================================================================================

* For the year ended July 31, 2018, distributions to shareowners were presented as net investment income.

**For the year ended July 31, 2018, undistributed net investment income was presented as follows: $781,555.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

---------------------------------------------------------------------------------------------------------------
                                         Six Months        Six Months
                                         Ended             Ended
                                         1/31/19           1/31/19             Year Ended        Year Ended
                                         Shares            Amount              7/31/18           7/31/18
                                         (unaudited)       (unaudited)         Shares            Amount
---------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                7,413,381       $  83,261,177        16,710,715       $ 196,910,839
Reinvestment of distributions                926,091          10,278,962         1,468,145          17,289,610
Less shares repurchased                  (6,365,463)         (70,974,787)       (6,258,841)        (73,606,837)
---------------------------------------------------------------------------------------------------------------
     Net increase                          1,974,009       $  22,565,352        11,920,019       $ 140,593,612
===============================================================================================================
Class C
Shares sold                                6,659,424       $  74,464,945        15,138,830       $ 177,774,102
Reinvestment of distributions                945,134          10,452,413         1,613,022          18,955,388
Less shares repurchased                   (5,821,588)        (64,699,312)       (5,347,886)        (62,804,175)
---------------------------------------------------------------------------------------------------------------
     Net increase                          1,782,970       $  20,218,046        11,403,966       $ 133,925,315
===============================================================================================================
Class K
Shares sold                                  702,079       $   7,811,821        10,676,861       $ 130,313,067
Reinvestment of distributions                122,386           1,357,520             4,634              55,862
Less shares repurchased                     (174,105)         (2,062,768)         (181,261)         (2,165,489)
---------------------------------------------------------------------------------------------------------------
     Net increase                            650,360       $   7,106,573        10,500,234       $ 128,203,440
===============================================================================================================
Class R
Shares sold                                   31,763       $     356,689            25,082       $     294,908
Reinvestment of distributions                  1,164              12,939             1,639              19,378
Less shares repurchased                       (9,437)           (104,319)         (128,295)         (1,528,104)
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                  23,490       $     265,309          (101,574)      $  (1,213,818)
===============================================================================================================
Class Y
Shares sold                               19,683,087       $ 218,742,307        35,962,238       $ 422,872,217
Reinvestment of distributions              1,683,071          18,651,043         2,365,567          27,797,109
Less shares repurchased                  (14,273,105)       (157,347,850)      (10,541,457)       (123,854,470)
---------------------------------------------------------------------------------------------------------------
     Net increase                          7,093,053       $  80,045,500        27,786,348       $ 326,814,856
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year        Year       Year
                                                              1/31/19       Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)   7/31/18     7/31/17     7/31/16*    7/31/15*   7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  11.59      $  11.69    $  10.57    $  11.15    $  11.94   $  11.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.28(a)   $   0.68(a) $   0.67(a) $   0.62(a) $   0.60   $   0.69
  Net realized and unrealized gain (loss) on investments         (0.51)        (0.05)       0.99       (0.57)      (0.73)      0.80
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.23)     $   0.63    $   1.66    $   0.05    $  (0.13)  $   1.49
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.32)     $  (0.73)   $  (0.54)   $  (0.63)   $  (0.66)  $  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.32)     $  (0.73)   $  (0.54)   $  (0.63)   $  (0.66)  $  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.55)     $  (0.10)   $   1.12    $  (0.58)   $  (0.79)  $   0.87
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.04      $  11.59    $  11.69    $  10.57    $  11.15   $  11.94
====================================================================================================================================
Total return (b)                                                 (2.00)%(c)     5.41%      16.13%       0.81%      (1.10)%    13.77%
Ratio of net expenses to average net assets                       0.85%(d)      0.85%       0.85%       0.85%       0.85%      0.85%
Ratio of net investment income (loss) to average net assets       5.02%(d)      5.77%       6.07%       5.99%       5.38%      6.62%
Portfolio turnover rate                                             45%(c)       126%        131%        109%        120%        99%
Net assets, end of period (in thousands)                      $378,280      $374,395    $238,281    $238,779    $266,899   $216,565
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            0.88%(d)      0.87%       0.92%       0.94%       0.95%      1.00%
  Net investment income (loss) to average net assets              4.99%(d)      5.75%       6.00%       5.90%       5.28%      6.47%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year        Year       Year
                                                              1/31/19       Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)   7/31/18     7/31/17     7/31/16*    7/31/15*   7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  11.56      $  11.66    $  10.55    $  11.12    $  11.91   $  11.04
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.24(a)   $   0.58(a) $   0.57(a) $   0.53(a) $   0.51   $   0.57
  Net realized and unrealized gain (loss) on investments         (0.53)        (0.05)       0.99       (0.55)      (0.74)      0.82
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.29)     $   0.53    $   1.56    $  (0.02)   $  (0.23)  $   1.39
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.27)     $  (0.63)   $  (0.45)   $  (0.55)   $  (0.56)  $  (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.27)     $  (0.63)   $  (0.45)   $  (0.55)   $  (0.56)  $  (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.56)     $  (0.10)   $   1.11    $  (0.57)   $  (0.79)  $   0.87
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.00      $  11.56    $  11.66    $  10.55    $  11.12   $  11.91
====================================================================================================================================
Total return (b)                                                 (2.48)%(c)     4.60%      15.12%       0.06%      (1.89)%    12.84%
Ratio of net expenses to average net assets                       1.61%(d)      1.62%       1.69%       1.69%       1.69%      1.72%
Ratio of net investment income (loss) to average net assets       4.25%(d)      4.94%       5.24%       5.16%       4.59%      5.73%
Portfolio turnover rate                                             45%(c)       126%        131%        109%        120%        99%
Net assets, end of period (in thousands)                      $437,763      $439,179    $310,023    $304,609    $353,686   $244,574
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.63%(d)      1.62%       1.69%       1.69%       1.69%      1.72%
  Net investment income (loss) to average net assets              4.23%(d)      4.94%       5.24%       5.16%       4.59%      5.73%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended           Year          Year        Year
                                                                   1/31/19         Ended         Ended       Ended       12/1/14 to
                                                                   (unaudited)     7/31/18       7/31/17     7/31/16*    7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $  11.95        $  11.85      $10.69      $11.15      $ 11.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.31(a)     $   0.90(a)   $ 0.72(a)   $ 0.57(a)   $  0.50
  Net realized and unrealized gain (loss) on investments              (0.54)          (0.03)       1.01       (0.37)       (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (0.23)       $   0.87      $ 1.73      $ 0.20      $  0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $  (0.34)       $  (0.77)     $(0.57)     $(0.66)     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.34)       $  (0.77)     $(0.57)     $(0.66)     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.57)       $   0.10      $ 1.16      $(0.46)     $ (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.38        $  11.95      $11.85      $10.69      $ 11.15
====================================================================================================================================
Total return (b)                                                      (1.89)%(c)       7.51%      16.65%       2.20%        1.13%(c)
Ratio of net expenses to average net assets                            0.55%(d)        0.56%       0.63%       0.60%        0.63%(d)
Ratio of net investment income (loss) to average net assets            5.32%(d)        7.47%       6.46%       5.51%        5.63%(d)
Portfolio turnover rate                                                  45%(c)         126%        131%        109%         120%
Net assets, end of period (in thousands)                           $127,374        $126,017      $  558      $  245      $37,935
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 0.57%(d)        0.56%       0.63%       0.60%        0.63%(d)
  Net investment income (loss) to average net assets                   5.30%(d)        7.47%       6.46%       5.51%        5.63%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended         Year        Year        Year
                                                                        1/31/19       Ended       Ended       Ended       12/1/14 to
                                                                        (unaudited)   7/31/18     7/31/17     7/31/16*    7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $11.64        $11.74      $10.62      $11.20      $11.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $ 0.25(a)     $ 0.51(a)   $ 0.64(a)   $ 0.59(a)   $ 0.43
  Net realized and unrealized gain (loss) on investments                 (0.52)         0.06        0.97       (0.58)      (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $(0.27)       $ 0.57      $ 1.61      $ 0.01      $ 0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $(0.29)       $(0.67)     $(0.49)     $(0.59)     $(0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $(0.29)       $(0.67)     $(0.49)     $(0.59)     $(0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $(0.56)       $(0.10)     $ 1.12      $(0.58)     $(0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.08        $11.64      $11.74      $10.62      $11.20
====================================================================================================================================
Total return (b)                                                         (2.33)%(c)     4.89%      15.53%       0.41%       1.16%(c)
Ratio of net expenses to average net assets                               1.52%(d)      1.37%       1.37%       1.37%       1.40%(d)
Ratio of net investment income (loss) to average net assets               4.39%(d)      4.33%       5.74%       5.68%       4.20%(d)
Portfolio turnover rate                                                     45%(c)       126%        131%        109%        120%
Net assets, end of period (in thousands)                                $  787        $  554      $1,751      $1,225      $  456
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.55%(d)      1.37%       1.37%       1.37%       1.40%(d)
  Net investment income (loss) to average net assets                      4.36%(d)      4.33%       5.74%       5.68%       4.20%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 51

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year        Year       Year
                                                              1/31/19       Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)   7/31/18     7/31/17     7/31/16*    7/31/15*   7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  11.57      $  11.67    $  10.56    $  11.14    $  11.93     $11.06
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.29(a)   $   0.71(a) $   0.70(a) $   0.63(a) $   0.63   $   0.68
  Net realized and unrealized gain (loss) on investments         (0.51)        (0.06)       0.97       (0.56)      (0.74)      0.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.22)     $   0.65    $   1.67    $   0.07    $  (0.11)  $   1.52
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.33)     $  (0.75)   $  (0.56)   $  (0.65)   $  (0.68)  $  (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.33)     $  (0.75)   $  (0.56)   $  (0.65)   $  (0.68)  $  (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.55)     $  (0.10)   $   1.11    $  (0.58)   $  (0.79)  $   0.87
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.02      $  11.57    $  11.67    $  10.56    $  11.14   $  11.93
====================================================================================================================================
Total return (b)                                                 (1.91)%(c)     5.64%      16.27%       1.00%      (0.89)%    14.01%
Ratio of net expenses to average net assets                       0.64%(d)      0.65%       0.65%       0.65%       0.65%      0.65%
Ratio of net investment income (loss) to average net assets       5.22%(d)      6.03%       6.38%       6.10%       5.58%      6.58%
Portfolio turnover rate                                             45%(c)       126%        131%        109%        120%        99%
Net assets, end of period (in thousands)                      $685,539      $637,945    $319,117    $202,134    $307,538   $288,838
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            0.67%(d)      0.66%       0.72%       0.72%       0.71%      0.71%
  Net investment income (loss) to average net assets              5.19%(d)      6.02%       6.31%       6.04%       5.52%      6.52%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Notes to Financial Statements | 1/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 53

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 55

      Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At January 31, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model). The value of this fair valued security was $0.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of January 31, 2019, the Fund had accrued $78,858 in reserve for repatriation taxes related to capital gains.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 57 statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $68,457,981
      --------------------------------------------------------------------------
        Total                                                       $68,457,981
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

      --------------------------------------------------------------------------
                                                                          2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  8,460,628
      Capital loss carryforward                                     (62,318,868)
      Current year dividend payable                                    (675,620)
      Net unrealized appreciation                                     5,778,133
      --------------------------------------------------------------------------
        Total                                                      $(48,755,727)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of forward foreign currency contracts and futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $166,565 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 59

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. There was no investment in Pioneer ILS Interval Fund at January 31, 2019.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 61 securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of January 31, 2019 are disclosed in the Fund's Schedule of Investments.

J.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended January 31, 2019, was $2,388,190. Open purchased options at January 31, 2019, are listed in the Fund's Schedule of Investments.

K.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

      At January 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended January 31, 2019, was $(6,634,085). Open forward foreign currency contracts outstanding at January 31, 2019, are listed in the Schedule of Investments.

L.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended January 31, 2019, was $(217,842,703). Open futures contracts outstanding at January 31, 2019, are listed in the Schedule of Investments.

M.    Equity-Linked Notes

      Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the "underlying reference instrument"). In an equity-linked

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 63 note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2019, the effective management fee was equivalent to 0.48% of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended January 31, 2019, the Adviser waived $205,776 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A shares and Class Y shares. Prior to December 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.75% of the average daily net assets attributable to Class C shares. Fees waived and expenses reimbursed during the six months ended January 31, 2019 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,267 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2019.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $12,633
Class C                                                                   7,831
Class K                                                                     257
Class R                                                                     401
Class Y                                                                  14,095
--------------------------------------------------------------------------------
 Total                                                                  $35,217
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,390 in distribution fees payable to the Distributor at January 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 65

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2019, CDSCs in the amount of $56,404 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2019, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2019.

------------------------------------------------------------------------------------------------------------
                             Derivative Assets   Derivatives     Non-Cash       Cash           Net Amount
                             Subject to Master   Available for   Collateral     Collateral     of Derivative
Counterparty                 Netting Agreement   Offset          Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------------
Bank of
  America NA                 $     --            $      --       $ --           $ --           $     --
Bank of
  New York
  Mellon                        4,609                   --         --             --              4,609
Brown
  Brothers
  Harriman
  & Co.                            --                   --         --             --                 --
Citibank NA                   129,369              (30,562)        --             --             98,807
Goldman
  Sachs
  International               101,720                   --         --             --            101,720
JPMorgan
  Chase
  Bank NA                          --                   --         --             --                 --
Morgan
  Stanley Capital
  Services LLC                     --                   --         --             --                 --
Societe Generale                9,023                   --         --             --              9,023
State Street
  Bank &
  Trust Co.                   190,563              (99,474)        --             --             91,089
------------------------------------------------------------------------------------------------------------
  Total                      $435,284            $(130,036)      $ --           $ --           $305,248
============================================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 67

------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities   Derivatives     Non-Cash      Cash          Net Amount
                        Subject to Master        Available for   Collateral    Collateral    of Derivative
Counterparty            Netting Agreement        Offset          Pledged (a)   Pledged (a)   Liabilities (c)
------------------------------------------------------------------------------------------------------------
Bank of
  America NA            $ 10,724                 $      --       $ --          $ --          $10,724
Bank of
  New York
  Mellon                      --                        --         --            --               --
Brown
  Brothers
  Harriman
  & Co.                        9                        --         --            --                9
Citibank NA               30,562                   (30,562)        --            --               --
Goldman Sachs
  International               --                        --         --            --               --
JPMorgan
  Chase
  Bank NA                 33,654                        --         --            --           33,654
Morgan Stanley
  Capital
  Services LLC             4,644                        --         --            --            4,644
Societe Generale              --                        --         --            --               --
State Street
  Bank &
  Trust Co.               99,474                   (99,474)        --            --               --
------------------------------------------------------------------------------------------------------------
  Total                 $179,067                 $(130,036)      $ --          $ --          $49,031
------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2019 was as follows:

-------------------------------------------------------------------------------------------------
                                                           Foreign
Statement of                        Interest     Credit    Exchange     Equity          Commodity
Assets and Liabilities              Rate Risk    Risk      Rate Risk    Risk            Risk
-------------------------------------------------------------------------------------------------
Assets
 Options purchased*                 $ --         $ --      $     --     $    63,225     $ --
 Net unrealized
  appreciation on
  forward foreign
  currency contracts                  --           --       192,992              --       --
-------------------------------------------------------------------------------------------------
  Total Value                       $ --         $ --      $192,992     $    63,225     $ --
=================================================================================================
Liabilities
 Net unrealized
  depreciation on
  futures contracts                 $ --         $ --      $     --     $(7,321,243)    $ --
-------------------------------------------------------------------------------------------------
  Total Value                       $ --         $ --      $     --     $(7,321,243)    $ --
=================================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2019 was as follows:

-------------------------------------------------------------------------------------------------
                                                          Foreign
Statement of                      Interest      Credit    Exchange      Equity          Commodity
Operations                        Rate Risk     Risk      Rate Risk     Risk            Risk
-------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Options purchased*               $      --     $ --      $      --     $(1,388,485)    $ --
 Forward contracts                       --       --       (436,877)             --       --
 Futures contracts                 (577,340)      --        631,794      13,652,455       --
-------------------------------------------------------------------------------------------------
  Total Value                     $(577,340)    $ --      $ 194,917     $12,263,970     $ --
=================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options purchased**              $      --     $ --      $      --     $(3,938,428)    $
 Forward contracts                       --       --        171,522              --       --
 Futures contracts                  126,188       --         (5,403)     (4,154,834)      --
-------------------------------------------------------------------------------------------------
  Total Value                     $ 126,188     $ --      $ 166,119     $(8,093,262)    $ --
=================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 69

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Multi-Asset Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 71

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 73 management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19 75

                          This page is for your notes.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25512-07-0319

                                Pioneer Classic
                                Balanced Fund

--------------------------------------------------------------------------------
                                Semiannual Report | January 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A    AOBLX
                                Class C    PCBCX
                                Class K    PCBKX
                                Class R    CBPRX
                                Class Y    AYBLX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         44

Notes to Financial Statements                                                53

Approval of Investment Management Agreement                                  66

Trustees, Officers and Service Providers                                     71

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 3

Portfolio Management Discussion | 1/31/19

In the following interview, Walter Hunnewell, Jr., and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the six-month period ended January 31, 2019. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Komenda, Deputy Director of Investment-Grade Corporates and a senior vice president at Amundi Pioneer, and Lawrence Zeno, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended January 31, 2019?

A Pioneer Classic Balanced Fund's Class A shares returned -1.87% at net asset value during the six-month period ended January 31, 2019, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays U.S. Government/Credit Bond Index (the Bloomberg Barclays Index), returned -3.00% and 2.63%, respectively. During the same period, the average return of the 775 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was -2.42%.

Q How would you describe the domestic investment environment during the six-month period ended January 31, 2019?

A The investment backdrop had been generally positive during the first half of 2018, especially for stocks. However, in early October, the markets reversed direction as investors saw some weakening in the earnings reports of some technology companies, especially in the semiconductor group. Additionally, brewing trade tensions between the U.S. and China, collapsing oil prices, and higher interest rates driven primarily by the U.S. Federal Reserve's (the Fed's) continued tightening of monetary policy led to increased volatility in both the fixed-income and equity markets. In the fourth quarter of 2018, the S&P 500 declined by more than 13%, including a 9% plunge in December. The S&P 500's struggles contributed to a similar decline in global developed market equities, which were down by 13% over the fourth quarter. In response to the market correction, investors flocked to cash and so-called "safe haven" assets, especially in December, which helped drive down the 10-Year U.S. Treasury yield from its peak of 3.24%, to 2.69% by the end of the calendar year.

      However, the Fed eventually took on a more dovish tone towards the end of the six-month period, suggesting that it might put further rate increases on hold while keeping a careful eye on economic data releases. The Fed also noted that it was encouraged by the combination of persistent economic

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 growth, restrained inflation, and solid employment figures accompanied by only modest wage growth. Market volatility calmed in the wake of those announcements, and riskier asset classes, including stocks and corporate bonds, began recovering in January, the final month of the six-month period. Credit-market conditions also began improving as investment-grade corporate spreads dropped from 1.57% to 1.28%, and market participants looked to add risk as volatility declined. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      Renewed investor enthusiasm for riskier assets took hold at the end of the period even as concerns about geopolitical issues, signs of economic weakening in Europe and China, and ongoing trade disputes continued to mount.

Q What were the principal factors driving the Fund's benchmark-relative performance during the six-month period ended January 31, 2019?

A During the period, we maintained our longer-term investment equity strategy for the Fund, which emphasizes holding stocks of companies that have typically paid above-average dividends* and that we believe have the potential to achieve solid long-term capital appreciation. On the fixed-income side, the Fund had holdings in a wide range of asset classes, including exposures to non-benchmark segments of the market. During the period, we saw value in many securitized assets, such as asset-backed securities (ABS), based on our view that the U.S. consumer, underpinned by a strong job market and contained inflation, will remain strong in 2019.

      The Fund's allocation to equities, averaging roughly 63% of invested assets during the six-month period, detracted from benchmark-relative performance, as fixed-income securities generally outperformed stocks. For example, the S&P 500 returned -3.00% over the six-month period, while the Bloomberg Barclays Index returned 2.63%.

      Our emphasis on consumer discretionary holdings within the portfolio contributed positively to the Fund's benchmark-relative returns during the six-month period, but underweights to both utilities and health care, two sectors that generated strong returns, detracted from relative performance.

      Stock selection results benefited the Fund's benchmark-relative performance during the period, with positions in technology firms Cisco Systems, Apple, and Red Hat, a software corporation that received a takeover offer from IBM, leading the way. Another strong performer in the portfolio during the six-month period was CME, a financials company that benefitted from heavy volumes in futures and currency trading in a volatile

*     Dividends are not guaranteed.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 5 market environment. Stock positions that detracted from the Fund's benchmark-relative returns during the six-month period included Bank of America and Occidental Petroleum.

      The portfolio's fixed-income positioning, in general, detracted from the Fund's benchmark-relative performance during the six-month period. We kept the portfolio's duration in line with that of the Bloomberg Barclays Index during the period. Unfortunately, when shorter-maturity securities outperformed as credit spreads widened, the Fund's duration positioning proved to be a disadvantage. In addition, the portfolio's exposure to Treasury Inflation-Protected Securities (TIPS), which are not a benchmark component, also detracted from relative returns, as TIPS underperformed many other fixed-income asset classes over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q Could you discuss the Fund's commitment to environmental, social, and governance (ESG) investing?

A ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. The Fund has historically followed an ESG-friendly approach. The Fund's portfolio management team uses specific screening criteria to exclude investments in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Fund will not invest in companies significantly involved in certain business activities, which include, but are not limited to: production of alcohol, tobacco products, certain controversial military weapons, and gambling casinos and other gaming businesses.

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2019?

A Yes. The Fund's primary derivatives exposure was to Treasury futures, which had no impact on benchmark-relative performance. The portfolio also had some hedges against exposure to high-yield debt, which had a modest, positive impact on the Fund's relative returns.

Q Did the Fund's yield, or distributions** to shareholders, change during the six-month period ended January 31, 2019?

A No, the Fund's distributions remained stable throughout the six-month period.

**    Distributions are not guaranteed.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Q What is your investment outlook and how is the Fund positioned as it moves into the second half of its fiscal year?

A The domestic economy continues to be strong and stock valuations are more reasonable than they were earlier this year. However, the economy's expansion does appear to be weakening, and so we think there may be some corporate earnings disappointments in the coming months. The global economic outlook does present some reasons for concern, including weakness in Europe and unresolved problems with the United Kingdom's "Brexit" conundrum. On the positive side, the Chinese central government has instituted a number of new fiscal and monetary policies, which may add stimulus to that economy, while also aiding the economies of emerging markets nations in general.

      We continue to have a target asset allocation for the portfolio of roughly 63% equities and 37% fixed income. As of January 31, 2019, the Fund's equity exposure stood at just over 64%.

      Within equities, the Fund's largest overweight (versus the S&P 500), or area of emphasis, is in consumer discretionary, as we think companies in the sector can potentially benefit from rising wages. The portfolio is also overweight to information technology. Notable holdings in the sector include Cisco Systems and Microsoft, and shares of communications-oriented corporations such as Alphabet, the parent company of Google. Within technology, we have recently established Fund positions in Amazon, Apple, and Motorola Solutions, a leader in communications systems for first responders.

      The largest Fund underweight is in utilities as of period-end, even though the sector has performed well in recent years. The portfolio is also underweight in consumer staples, as we have concerns about valuations, and about the challenges facing traditional retailers, which continue to face constant pressure from the eCommerce world. We have also been deemphasizing health care stocks in the portfolio, despite the sector's recent solid performance.

      In fixed income, we are focused on a broad range of investment opportunities, including asset classes that are not part of the Bloomberg Barclays Index. Those allocations include TIPS and insurance-linked securities (ILS). ILS are issued by property-and-casualty insurers seeking to defray some of the cost of paying out claims in the wake of a natural disaster. ILS are uncorrelated to other financial markets and have been one of the better-performing asset classes over the past year, despite the numerous insurance claims generated by some high-profile natural disasters, including damaging Atlantic hurricanes and California wildfires. Finally, the portfolio is underweight to U.S. Treasuries as of period-end.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 7

Please refer to the Schedule of Investments on pages 18-43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Portfolio Summary | 1/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              64.4%
Corporate Bonds                                                            10.9%
Collateralized Mortgage Obligations                                         9.8%
U.S. Government and Agency Obligations                                      8.5%
Asset Backed Securities                                                     2.9%
Senior Secured Floating Rate Loan Interests                                 1.4%
Insurance-Linked Securities                                                 1.0%
Municipal Bonds                                                             0.5%
Closed-End Fund                                                             0.4%
Convertible Preferred Stocks                                                0.1%
Foreign Government Bonds                                                    0.1%

+     Amount rounds to less than 0.1%.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Mortgage Securities                                                        16.1%
Financials                                                                 13.7%
Information Technology                                                     13.7%
Consumer Discretionary                                                      9.5%
Health Care                                                                 8.9%
Industrials                                                                 7.7%
Communication Services                                                      7.4%
Energy                                                                      5.7%
Consumer Staples                                                            3.5%
Government                                                                  2.9%
Asset Backed Securities                                                     2.8%
Materials                                                                   2.1%
Consumer Non-cyclical                                                       1.6%
Utilities                                                                   1.5%
Real Estate                                                                 1.2%
Communications                                                              0.6%
Basic Materials                                                             0.5%
Consumer Cyclical                                                           0.3%
Technology                                                                  0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        3.96%
--------------------------------------------------------------------------------
 2. Cisco Systems, Inc.                                                    3.21
--------------------------------------------------------------------------------
 3. Alphabet, Inc.                                                         3.16
--------------------------------------------------------------------------------
 4. Amazon.com, Inc.                                                       2.35
--------------------------------------------------------------------------------
 5. Apple, Inc.                                                            2.13
--------------------------------------------------------------------------------
 6. CME Group, Inc.                                                        2.12
--------------------------------------------------------------------------------
 7. KAR Auction Services, Inc.                                             1.81
--------------------------------------------------------------------------------
 8. Procter & Gamble Co.                                                   1.65
--------------------------------------------------------------------------------
 9. Motorola Solutions, Inc.                                               1.55
--------------------------------------------------------------------------------
10. AT&T, Inc.                                                             1.52
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 9

Prices and Distributions | 1/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                       1/31/19                     7/31/18
--------------------------------------------------------------------------------
       A                           $8.73                       $9.64
--------------------------------------------------------------------------------
       C                           $8.65                       $9.57
--------------------------------------------------------------------------------
       K                           $8.71                       $9.63
--------------------------------------------------------------------------------
       R                           $8.74                       $9.64
--------------------------------------------------------------------------------
       Y                           $8.79                       $9.71
--------------------------------------------------------------------------------

Distributions per Share: 8/1/18-1/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment         Short-Term           Long-Term
      Class           Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A             $0.0960                 $ --               $0.6304
--------------------------------------------------------------------------------
       C             $0.0604                 $ --               $0.6304
--------------------------------------------------------------------------------
       K             $0.1127                 $ --               $0.6304
--------------------------------------------------------------------------------
       R             $0.0743                 $ --               $0.6304
--------------------------------------------------------------------------------
       Y             $0.1129                 $ --               $0.6304
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Performance Update | 1/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------
                                Bloomberg
                                Barclays
                                U.S. Govern-
            Net      Public     ment/
            Asset    Offering   Credit         S&P
            Value    Price      Bond           500
Period      (NAV)    (POP)      Index          Index
-----------------------------------------------------
10 years    10.08%    9.57%     3.74%          15.00%
5 years      6.19     5.21      2.47           10.96
1 year      -2.35    -6.75      1.93           -2.31
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------
                Gross       Net
-----------------------------------------------------
                1.07%       1.03%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
1/09        $ 9,550                 $10,000                     $10,000
1/10        $12,507                 $10,773                     $13,314
1/11        $14,256                 $11,324                     $16,267
1/12        $14,673                 $12,435                     $16,954
1/13        $16,200                 $12,793                     $19,798
1/14        $18,473                 $12,777                     $24,058
1/15        $20,390                 $13,702                     $27,480
1/16        $19,817                 $13,558                     $27,297
1/17        $22,000                 $13,815                     $32,768
1/18        $25,542                 $14,162                     $41,422
1/19        $24,941                 $14,435                     $40,463

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 11

Performance Update | 1/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------
                                Bloomberg
                                Barclays
                                U.S. Govern-
                                ment/
                                Credit         S&P
             If       If Re-    Bond           500
Period       Held     deemed    Index          Index
-----------------------------------------------------
10 years      9.18%    9.18%    3.74%          15.00%
5 years       5.36     5.36     2.47           10.96
1 year       -3.17    -3.17     1.93           -2.31
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------
                Gross
-----------------------------------------------------
                1.80%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
1/09        $10,000                 $10,000                     $10,000
1/10        $12,973                 $10,773                     $13,314
1/11        $14,659                 $11,324                     $16,267
1/12        $14,975                 $12,435                     $16,954
1/13        $16,385                 $12,793                     $19,798
1/14        $18,536                 $12,777                     $24,058
1/15        $20,313                 $13,702                     $27,480
1/16        $19,576                 $13,558                     $27,297
1/17        $21,561                 $13,815                     $32,768
1/18        $24,856                 $14,162                     $41,422
1/19        $24,068                 $14,435                     $40,463

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Performance Update | 1/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                   Net         ment/
                   Asset       Credit          S&P
                   Value       Bond            500
Period             (NAV)       Index           Index
-----------------------------------------------------
10 years           10.16%      3.74%           15.00%
5 years             6.35       2.47            10.96
1 year             -2.18       1.93            -2.31
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------
                Gross
-----------------------------------------------------
                0.75%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
1/09        $ 5,000,000             $5,000,000                  $ 5,000,000
1/10        $ 6,547,990             $5,386,749                  $ 6,656,834
1/11        $ 7,463,854             $5,661,988                  $ 8,133,722
1/12        $ 7,682,265             $6,217,497                  $ 8,476,790
1/13        $ 8,481,925             $6,396,360                  $ 9,899,060
1/14        $ 9,671,815             $6,388,685                  $12,029,038
1/15        $10,675,491             $6,851,123                  $13,740,158
1/16        $10,373,546             $6,778,823                  $13,648,742
1/17        $11,537,982             $6,907,491                  $16,383,991
1/18        $13,449,807             $7,081,206                  $20,710,902
1/19        $13,156,784             $7,217,737                  $20,231,449

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 13

Performance Update | 1/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                  Net          ment/
                  Asset        Credit          S&P
                  Value        Bond            500
Period            (NAV)        Index           Index
-----------------------------------------------------
10 years          10.01%       3.74%           15.00%
5 years            6.05        2.47            10.96
1 year            -2.58        1.93            -2.31
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------
               Gross        Net
-----------------------------------------------------
               1.47%        1.34%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
1/09        $10,000                 $10,000                     $10,000
1/10        $13,096                 $10,773                     $13,314
1/11        $14,928                 $11,324                     $16,267
1/12        $15,365                 $12,435                     $16,954
1/13        $16,964                 $12,793                     $19,798
1/14        $19,344                 $12,777                     $24,058
1/15        $21,351                 $13,702                     $27,480
1/16        $20,730                 $13,558                     $27,297
1/17        $22,978                 $13,815                     $32,768
1/18        $26,639                 $14,162                     $41,422
1/19        $25,951                 $14,435                     $40,463

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Performance Update | 1/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------
                              Bloomberg
                              Barclays
                              U.S. Govern-
                   Net        ment/
                   Asset      Credit           S&P
                   Value      Bond             500
Period             (NAV)      Index            Index
-----------------------------------------------------
10 years           10.39%     3.74%            15.00%
5 years             6.43      2.47             10.96
1 year             -2.05      1.93             -2.31
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------
               Gross        Net
-----------------------------------------------------
               0.83%        0.69%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
1/09        $ 5,000,000             $5,000,000                  $ 5,000,000
1/10        $ 6,572,322             $5,386,749                  $ 6,656,834
1/11        $ 7,516,156             $5,661,988                  $ 8,133,722
1/12        $ 7,765,807             $6,217,497                  $ 8,476,790
1/13        $ 8,588,094             $6,396,360                  $ 9,899,060
1/14        $ 9,835,276             $6,388,685                  $12,029,038
1/15        $10,888,704             $6,851,123                  $13,740,158
1/16        $10,603,553             $6,778,823                  $13,648,742
1/17        $11,780,770             $6,907,491                  $16,383,991
1/18        $13,714,986             $7,081,206                  $20,710,902
1/19        $13,433,513             $7,217,737                  $20,231,449

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2018 through January 31, 2019.

--------------------------------------------------------------------------------------
Share Class                     A           C           K           R           Y
--------------------------------------------------------------------------------------
Beginning Account           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/18
--------------------------------------------------------------------------------------
Ending Account                $981.30     $976.20     $982.00     $980.00     $982.20
Value (after expenses)
on 1/31/19
--------------------------------------------------------------------------------------
Expenses Paid                   $5.14       $8.77       $3.60       $6.49       $3.65
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.76%, 0.72%, 1.30% and 0.73% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2018 through January 31, 2019.

--------------------------------------------------------------------------------------
Share Class                     A           C           K           R           Y
--------------------------------------------------------------------------------------
Beginning Account           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/18
--------------------------------------------------------------------------------------
Ending Account              $1,020.01   $1,016.33   $1,021.58   $1,018.65   $1,021.53
Value (after expenses)
on 1/31/19
--------------------------------------------------------------------------------------
Expenses Paid                   $5.24       $8.94       $3.67       $6.61       $3.72
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.76%, 0.72%, 1.30% and 0.73% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 17

Schedule of Investments | 1/31/19 (unaudited)

-------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
-------------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 99.5%
                      COMMON STOCKS -- 64.3% of Net Assets
                      Aerospace & Defense -- 1.5%
    23,465            Raytheon Co.                                                               $  3,866,093
                                                                                                 ------------
                      Total Aerospace & Defense                                                  $  3,866,093
-------------------------------------------------------------------------------------------------------------
                      Banks -- 2.5%
   138,077            Bank of America Corp.                                                      $  3,931,052
    25,287            JPMorgan Chase & Co.                                                          2,617,205
                                                                                                 ------------
                      Total Banks                                                                $  6,548,257
-------------------------------------------------------------------------------------------------------------
                      Beverages -- 1.4%
    32,688            PepsiCo., Inc.                                                             $  3,682,957
                                                                                                 ------------
                      Total Beverages                                                            $  3,682,957
-------------------------------------------------------------------------------------------------------------
                      Biotechnology -- 2.0%
    14,235            Amgen, Inc.                                                                $  2,663,511
     7,778(a)         Biogen, Inc.                                                                  2,596,141
                                                                                                 ------------
                      Total Biotechnology                                                        $  5,259,652
-------------------------------------------------------------------------------------------------------------
                      Building Products -- 0.2%
    19,558(a)         Resideo Technologies, Inc.                                                 $    428,907
                                                                                                 ------------
                      Total Building Products                                                    $    428,907
-------------------------------------------------------------------------------------------------------------
                      Capital Markets -- 3.1%
     3,369            BlackRock, Inc.                                                            $  1,398,404
    30,913            CME Group, Inc.                                                               5,634,822
    13,298            T.Rowe Price Group, Inc.                                                      1,242,831
                                                                                                 ------------
                      Total Capital Markets                                                      $  8,276,057
-------------------------------------------------------------------------------------------------------------
                      Chemicals -- 0.8%
     7,352            Ecolab, Inc.                                                               $  1,162,866
    17,404            HB Fuller Co.                                                                   859,583
                                                                                                 ------------
                      Total Chemicals                                                            $  2,022,449
-------------------------------------------------------------------------------------------------------------
                      Commercial Services & Supplies -- 1.8%
    92,852            KAR Auction Services, Inc.                                                 $  4,829,233
                                                                                                 ------------
                      Total Commercial Services & Supplies                                       $  4,829,233
-------------------------------------------------------------------------------------------------------------
                      Communications Equipment -- 4.8%
   180,677            Cisco Systems, Inc.                                                        $  8,544,215
    35,302            Motorola Solutions, Inc.                                                      4,127,157
                                                                                                 ------------
                      Total Communications Equipment                                             $ 12,671,372
-------------------------------------------------------------------------------------------------------------
                      Consumer Finance -- 1.4%
    54,506            Discover Financial Services                                                $  3,678,610
                                                                                                 ------------
                      Total Consumer Finance                                                     $  3,678,610
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
-------------------------------------------------------------------------------------------------------------
                      Containers & Packaging -- 0.8%
    23,679            Ball Corp.                                                                 $  1,237,938
    18,222            International Paper Co.                                                         864,270
                                                                                                 ------------
                      Total Containers & Packaging                                               $  2,102,208
-------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication Services -- 2.5%
   134,967            AT&T, Inc.                                                                 $  4,057,108
   161,382            CenturyLink, Inc.                                                             2,472,372
                                                                                                 ------------
                      Total Diversified Telecommunication Services                               $  6,529,480
-------------------------------------------------------------------------------------------------------------
                      Electrical Equipment -- 0.4%
    17,864            Emerson Electric Co.                                                       $  1,169,556
                                                                                                 ------------
                      Total Electrical Equipment                                                 $  1,169,556
-------------------------------------------------------------------------------------------------------------
                      Electronic Equipment, Instruments & Components -- 0.6%
    17,669            TE Connectivity, Ltd.                                                      $  1,430,306
                                                                                                 ------------
                      Total Electronic Equipment, Instruments & Components                       $  1,430,306
-------------------------------------------------------------------------------------------------------------
                      Entertainment -- 1.2%
    33,638(a)         Electronic Arts, Inc.                                                      $  3,102,769
                                                                                                 ------------
                      Total Entertainment                                                        $  3,102,769
-------------------------------------------------------------------------------------------------------------
                      Equity Real Estate Investment Trusts (REITs) -- 1.2%
    18,236            Crown Castle International Corp.                                           $  2,134,706
     2,616            Equinix, Inc.                                                                 1,030,704
                                                                                                 ------------
                      Total Equity Real Estate Investment Trusts (REITs)                         $  3,165,410
-------------------------------------------------------------------------------------------------------------
                      Food Products -- 0.4%
    11,250            Hershey Co.                                                                $  1,193,625
                                                                                                 ------------
                      Total Food Products                                                        $  1,193,625
-------------------------------------------------------------------------------------------------------------
                      Health Care Equipment & Services -- 0.9%
    10,036            Becton Dickinson and Co.                                                   $  2,503,581
                                                                                                 ------------
                      Total Health Care Equipment & Services                                     $  2,503,581
-------------------------------------------------------------------------------------------------------------
                      Health Care Equipment & Supplies -- 0.4%
     4,062            Cooper Cos., Inc.                                                          $  1,132,323
                                                                                                 ------------
                      Total Health Care Equipment & Supplies                                     $  1,132,323
-------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure -- 2.8%
    42,641            Cedar Fair LP                                                              $  2,358,047
     3,657(a)         Chipotle Mexican Grill, Inc.                                                  1,936,784
    17,568            McDonald's Corp.                                                              3,140,807
                                                                                                 ------------
                      Total Hotels, Restaurants & Leisure                                        $  7,435,638
-------------------------------------------------------------------------------------------------------------
                      Household Products -- 1.6%
    45,417            Procter & Gamble Co.                                                       $  4,381,378
                                                                                                 ------------
                      Total Household Products                                                   $  4,381,378
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
-------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 1.2%
    22,869            Honeywell International, Inc.                                              $  3,284,674
                                                                                                 ------------
                      Total Industrial Conglomerates                                             $  3,284,674
-------------------------------------------------------------------------------------------------------------
                      Insurance -- 1.4%
    25,470            Progressive Corp.                                                          $  1,713,876
    56,611            Sun Life Financial, Inc.                                                      2,043,091
                                                                                                 ------------
                      Total Insurance                                                            $  3,756,967
-------------------------------------------------------------------------------------------------------------
                      Interactive Media & Services -- 3.2%
     7,470(a)         Alphabet, Inc.                                                             $  8,410,399
                                                                                                 ------------
                      Total Interactive Media & Services                                         $  8,410,399
-------------------------------------------------------------------------------------------------------------
                      Internet & Direct Marketing Retail -- 3.4%
     3,634(a)         Amazon.com, Inc.                                                           $  6,245,865
     1,053(a)         Booking Holdings, Inc.                                                        1,929,949
    35,608(a)         eBay, Inc.                                                                    1,198,209
                                                                                                 ------------
                      Total Internet & Direct Marketing Retail                                   $  9,374,023
-------------------------------------------------------------------------------------------------------------
                      Leisure Products -- 0.1%
     3,974            Hasbro, Inc.                                                               $    359,885
                                                                                                 ------------
                      Total Leisure Products                                                     $    359,885
-------------------------------------------------------------------------------------------------------------
                      Machinery -- 1.0%
    29,468            Komatsu, Ltd. (A.D.R.)                                                     $    779,429
     6,135            Snap-on, Inc.                                                                 1,018,349
    21,941            Timken Co.                                                                      934,467
                                                                                                 ------------
                      Total Machinery                                                            $  2,732,245
-------------------------------------------------------------------------------------------------------------
                      Media -- 0.3%
    18,331            CBS Corp., Class B                                                         $    906,651
                                                                                                 ------------
                      Total Media                                                                $    906,651
-------------------------------------------------------------------------------------------------------------
                      Metals & Mining -- 0.4%
    17,741            Nucor Corp.                                                                $  1,086,459
                                                                                                 ------------
                      Total Metals & Mining                                                      $  1,086,459
-------------------------------------------------------------------------------------------------------------
                      Multiline Retail -- 0.4%
     9,181            Dollar General Corp.                                                       $  1,059,763
                                                                                                 ------------
                      Total Multiline Retail                                                     $  1,059,763
-------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels -- 4.0%
    27,733            Chevron Corp.                                                              $  3,179,588
    16,511            Delek US Holdings, Inc.                                                         536,773
    46,716            Occidental Petroleum Corp.                                                    3,119,695
    12,333            Phillips 66                                                                   1,176,691
    60,540            Targa Resources Corp.                                                         2,603,826
                                                                                                 ------------
                      Total Oil, Gas & Consumable Fuels                                          $ 10,616,573
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                           Value
-------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 5.5%
    28,689            Abbott Laboratories                                                        $  2,093,723
    49,865            AstraZeneca Plc (A.D.R.)                                                      1,824,062
    31,500            Bristol-Myers Squibb Co.                                                      1,555,155
     5,039(a)         Elanco Animal Health, Inc.                                                      147,038
    18,476            Eli Lilly & Co.                                                               2,214,533
    38,794            Merck & Co., Inc.                                                             2,887,437
    45,372            Zoetis, Inc.                                                                  3,909,251
                                                                                                 ------------
                      Total Pharmaceuticals                                                      $ 14,631,199
-------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor Equipment -- 1.7%
    16,230(a)         Advanced Micro Devices, Inc.                                               $    396,174
     7,021            Lam Research Corp.                                                            1,190,621
    15,071            Microchip Technology, Inc.                                                    1,211,256
    44,307(a)         Micron Technology, Inc.                                                       1,693,414
                                                                                                 ------------
                      Total Semiconductors & Semiconductor Equipment                             $  4,491,465
-------------------------------------------------------------------------------------------------------------
                      Software -- 3.9%
   100,907            Microsoft Corp.                                                            $ 10,537,718
                                                                                                 ------------
                      Total Software                                                             $ 10,537,718
-------------------------------------------------------------------------------------------------------------
                      Specialty Retail -- 1.7%
    18,311            Home Depot, Inc.                                                           $  3,360,618
    20,866            TJX Cos., Inc.                                                                1,037,666
                                                                                                 ------------
                      Total Specialty Retail                                                     $  4,398,284
-------------------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 2.5%
    34,132            Apple, Inc.                                                                $  5,680,930
    51,603            HP, Inc.                                                                      1,136,814
                                                                                                 ------------
                      Total Technology Hardware, Storage & Peripherals                           $  6,817,744
-------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury Goods -- 0.9%
    15,823            Carter's, Inc.                                                             $  1,311,727
    12,170            VF Corp.                                                                      1,024,349
                                                                                                 ------------
                      Total Textiles, Apparel & Luxury Goods                                     $  2,336,076
-------------------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.4%
     8,496(a)         United Rentals, Inc.                                                       $  1,064,209
                                                                                                 ------------
                      Total Trading Companies & Distributors                                     $  1,064,209
-------------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $145,143,017)                                                        $171,274,195
-------------------------------------------------------------------------------------------------------------
                      CONVERTIBLE PREFERRED STOCK --
                      0.1% of Net Assets
                      Banks -- 0.1%
       291(b)         Bank of America Corp., 7.25%                                               $    376,309
                                                                                                 ------------
                      Total Banks                                                                $    376,309
-------------------------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK
                      (Cost $361,166)                                                            $    376,309
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 21

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES -- 2.9% of Net Assets
   100,000            AXIS Equipment Finance Receivables VI LLC, Series
                      2018-2A, Class C, 4.27%, 1/20/23 (144A)                                    $    101,936
   300,000            AXIS Equipment Finance Receivables VI LLC, Series
                      2018-2A, Class D, 4.45%, 6/20/23 (144A)                                         305,720
   200,000            BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                      8/21/23 (144A)                                                                  200,452
   478,507            BXG Receivables Note Trust, Series 2018-A, Class C,
                      4.44%, 2/2/34 (144A)                                                            481,956
   300,000            Drive Auto Receivables Trust, Series 2016-BA, Class D,
                      4.53%, 8/15/23 (144A)                                                           303,065
   380,000            Exeter Automobile Receivables Trust, Series 2018-4A,
                      Class C, 3.97%, 9/15/23 (144A)                                                  382,105
   498,447(c)         Mill City Mortgage Loan Trust, Series 2017-3, Class M2,
                      3.25%, 1/25/61 (144A)                                                           471,954
   600,708(c)         Mill City Mortgage Loan Trust, Series 2018-3, Class A1,
                      3.5%, 8/25/58 (144A)                                                            596,665
   950,000(c)         Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                      3.5%, 4/25/66 (144A)                                                            942,891
   265,000(d)         NovaStar Mortgage Funding Trust, Series 2004-3, Class M4,
                      4.085% (1 Month USD LIBOR + 158 bps), 12/25/34                                  266,044
   300,000            Progress Residential Trust, Series 2018-SFR3, Class E,
                      4.873%, 10/17/35 (144A)                                                         303,646
   500,000            SoFi Consumer Loan Program Trust, Series 2018-4, Class B,
                      3.96%, 11/26/27 (144A)                                                          506,938
   750,000(c)         Towd Point Mortgage Trust, Series 2015-5, Class M1,
                      3.5%, 5/25/55 (144A)                                                            743,018
   550,000(c)         Towd Point Mortgage Trust, Series 2016-3, Class M1,
                      3.5%, 4/25/56 (144A)                                                            542,848
   650,000(c)         Towd Point Mortgage Trust, Series 2017-6, Class A2,
                      3.0%, 10/25/57 (144A)                                                           605,649
   383,090(c)         Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                      4.0%, 10/25/58 (144A)                                                           383,390
   420,000(c)         Towd Point Mortgage Trust, Series 2019-1, Class A1,
                      3.75%, 3/25/58 (144A)                                                           417,442
   123,602            Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                      12/20/28 (144A)                                                                 122,905
   140,000            Westlake Automobile Receivables Trust, Series 2018-3A,
                      Class B, 3.32%, 10/16/23 (144A)                                                 140,504
-------------------------------------------------------------------------------------------------------------
                      TOTAL ASSET BACKED SECURITIES
                      (Cost $7,798,943)                                                          $  7,819,128
-------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS --
                      9.8% of Net Assets
   110,000(c)         Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
                      4.5%, 11/25/48 (144A)                                                      $    110,482
   330,000(d)         BAMLL Commercial Mortgage Securities Trust, Series
                      2014-FL1, Class B, 4.655% (1 Month USD LIBOR +
                      220 bps), 12/15/31 (144A)                                                       329,787

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   200,000(c)         BAMLL Commercial Mortgage Securities Trust, Series
                      2016-FR14, Class A, 3.007%, 2/27/48 (144A)                                 $    197,372
   500,000            BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                               499,586
   471,091(d)         Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                      3.05% (1 Month USD LIBOR + 54 bps), 8/25/35                                     468,397
   310,000(d)         Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.11%
                      (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                   309,999
   150,000(d)         Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.36%
                      (1 Month USD LIBOR + 185 bps), 10/25/27 (144A)                                  149,767
   100,000            CD Mortgage Trust, Series 2018-CD7, Class A3,
                      4.013%, 8/15/51                                                                 103,476
   250,000            CFCRE Commercial Mortgage Trust, Series 2016-C3,
                      Class A2, 3.597%, 1/10/48                                                       251,056
   500,000(c)         Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                      Class B, 4.805%, 3/10/47                                                        524,980
   595,784(c)         Citigroup Mortgage Loan Trust, Series 2018-RP2,
                      Class A1, 3.5%, 2/25/58 (144A)                                                  598,172
   533,421(c)         Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
                      Class A1, 3.0%, 9/25/64 (144A)                                                  522,026
   500,000            COMM Mortgage Trust, Series 2012-CR2, Class AM,
                      3.791%, 8/15/45                                                                 510,290
   350,000            COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                      3.546%, 6/10/47                                                                 354,639
   750,000            COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%,
                      2/10/35 (144A)                                                                  745,432
   250,000(c)         COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                      3.685%, 5/10/48 (144A)                                                          248,306
   146,009(d)         Connecticut Avenue Securities Trust, Series 2018-R07,
                      Class 1M1, 3.26% (1 Month USD LIBOR + 75 bps),
                      4/25/31 (144A)                                                                  145,960
    23,856            Credit Suisse First Boston Mortgage Securities Corp.,
                      Series 2005-C2, Class AMFX, 4.877%, 4/15/37                                      23,447
   100,000(c)         CSAIL Commercial Mortgage Trust, Series 2015-C4,
                      Class B, 4.332%, 11/15/48                                                       102,114
   500,000(c)         CSAIL Commercial Mortgage Trust, Series 2016-C5,
                      Class C, 4.537%, 11/15/48                                                       500,307
   391,936(c)         CSMC Trust, Series 2017-HL2, Class A3, 3.5%, 10/25/47
                      (144A)                                                                          390,007
   240,000(d)         Eagle Re, Ltd., Series 2018-1, Class M1, 4.21%
                      (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                  240,000
   271,694(c)         EverBank Mortgage Loan Trust, Series 2013-2, Class A,
                      3.0%, 6/25/43 (144A)                                                            264,079
    88,141(d)         Federal Home Loan Mortgage Corp. REMICS, Series 1671,
                      Class S, 3.159% (1 Month USD LIBOR + 65 bps), 2/15/24                            89,577
   781,439            Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                      Class HA, 3.5%, 11/15/25                                                        799,520

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 23

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     1,952            Federal Home Loan Mortgage Corp. REMICS, Series 3841,
                      Class JK, 3.0%, 10/15/38                                                   $      1,950
    35,875(d)         Federal Home Loan Mortgage Corp. REMICS,
                      Series 3868, Class FA, 2.909% (1 Month USD
                      LIBOR + 40 bps), 5/15/41                                                         35,888
    21,894            Federal Home Loan Mortgage Corp. REMICS, Series 3909,
                      Class UG, 2.5%, 8/15/25                                                          21,835
    47,027(d)         Federal National Mortgage Association REMICS,
                      Series 2006-23, Class FP, 2.81% (1 Month USD
                      LIBOR + 30 bps), 4/25/36                                                         46,994
    34,610(d)         Federal National Mortgage Association REMICS,
                      Series 2006-104, Class GF, 2.83% (1 Month USD
                      LIBOR + 32 bps), 11/25/36                                                        34,516
    20,112(d)         Federal National Mortgage Association REMICS,
                      Series 2007-93, Class FD, 3.06% (1 Month USD LIBOR +
                      55 bps), 9/25/37                                                                 20,258
   115,926(d)         Federal National Mortgage Association REMICS,
                      Series 2011-63, Class FG, 2.96% (1 Month USD LIBOR +
                      45 bps), 7/25/41                                                                116,709
   650,658(c)         Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                      4.0%, 5/25/48 (144A)                                                            653,895
   355,807(c)         Flagstar Mortgage Trust, Series 2018-5, Class A7,
                      4.0%, 9/25/48 (144A)                                                            358,782
   350,000(d)         Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
                      3.26% (1 Month USD LIBOR + 75 bps), 10/25/48 (144A)                             349,247
   109,000(c)         FREMF Mortgage Trust, Series 2012-K710, Class B,
                      3.816%, 6/25/47 (144A)                                                          108,935
   420,000(c)         GAHR Commercial Mortgage Trust, Series 2015-NRF,
                      Class CFX, 3.382%, 12/15/34 (144A)                                              416,938
    28,444(d)         Government National Mortgage Association,
                      Series 2000-36, Class FG, 3.003% (1 Month USD
                      LIBOR + 50 bps), 11/20/30                                                        28,434
 1,822,561(c)(e)      Government National Mortgage Association,
                      Series 2017-21, Class IO, 0.795%, 10/16/58                                      134,555
   290,000            GS Mortgage Securities Trust, Series 2015-GC28,
                      Class A5, 3.396%, 2/10/48                                                       292,138
   150,000(d)         Home Re, Ltd., Series 2018-1, Class M1, 4.11% (1 Month
                      USD LIBOR + 160 bps), 10/25/28 (144A)                                           150,175
   375,000            JP Morgan Chase Commercial Mortgage Securities Trust,
                      Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)                               390,480
   576,825(c)         JP Morgan Mortgage Trust, Series 2016-3, Class 1A1,
                      3.5%, 10/25/46 (144A)                                                           569,299
   652,199(c)         JP Morgan Mortgage Trust, Series 2017-2, Class A5,
                      3.5%, 5/25/47 (144A)                                                            649,413
   687,774(c)         JP Morgan Mortgage Trust, Series 2017-2, Class A6,
                      3.0%, 5/25/47 (144A)                                                            671,328
     2,730(c)         JP Morgan Mortgage Trust, Series 2017-3, Class 1A6,
                      3.0%, 8/25/47 (144A)                                                              2,644

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   787,438(c)         JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                      3.0%, 11/25/48 (144A)                                                      $    780,265
   720,565(c)         JP Morgan Mortgage Trust, Series 2017-6, Class A5,
                      3.5%, 12/25/48 (144A)                                                           717,487
   720,000(c)         JP Morgan Mortgage Trust, Series 2018-4, Class A17,
                      3.5%, 10/25/48 (144A)                                                           705,776
   642,546(c)         JP Morgan Mortgage Trust, Series 2018-4, Class A5,
                      3.5%, 10/25/48 (144A)                                                           638,965
   655,339(c)         JP Morgan Mortgage Trust, Series 2018-9, Class A5,
                      4.0%, 2/25/49 (144A)                                                            662,456
   600,000(c)         JP Morgan Mortgage Trust, Series 2019-1, Class A4,
                      4.0%, 5/25/49 (144A)                                                            606,515
   601,209(c)         JP Morgan Trust, Series 2015-3, Class A6, 3.0%,
                      5/25/45 (144A)                                                                  597,508
   250,000            JPMDB Commercial Mortgage Securities Trust, Series
                      2018-C8, Class A4, 4.211%, 6/15/51                                              262,361
 2,450,000(c)(e)      JPMDB Commercial Mortgage Securities Trust, Series
                      2018-C8, Class XB, 0.113%, 6/15/51                                               28,065
   448,724(c)         Mello Mortgage Capital Acceptance, Series 2018-MTG1,
                      Class A1, 3.5%, 5/25/48 (144A)                                                  443,862
   300,000            Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
                      4.418%, 7/11/40 (144A)                                                          315,276
   549,312(c)         PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                      9/25/43 (144A)                                                                  546,282
   150,000(d)         Radnor Re, Ltd., Series 2018-1, Class M1, 3.91%
                      (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                   149,698
   569,452(c)         Sequoia Mortgage Trust, Series 2013-8, Class A1,
                      3.0%, 6/25/43                                                                   553,792
   646,474            Sequoia Mortgage Trust, Series 2013-9, Class A1,
                      3.5%, 7/25/43 (144A)                                                            641,878
   643,792(c)         Sequoia Mortgage Trust, Series 2013-11, Class A1,
                      3.5%, 9/25/43 (144A)                                                            635,795
   918,417(c)         Sequoia Mortgage Trust, Series 2015-3, Class A4,
                      3.5%, 7/25/45 (144A)                                                            920,999
   663,894(c)         Sequoia Mortgage Trust, Series 2016-1, Class A1,
                      3.5%, 6/25/46 (144A)                                                            656,685
   642,930(c)         Sequoia Mortgage Trust, Series 2018-3, Class A4,
                      3.5%, 3/25/48 (144A)                                                            641,162
   533,614(c)         Sequoia Mortgage Trust, Series 2018-8, Class A4,
                      4.0%, 11/25/48 (144A)                                                           540,049
   358,620(c)         Shellpoint Co-Originator Trust, Series 2015-1, Class A9,
                      3.5%, 8/25/45 (144A)                                                            354,614
   330,000(d)         STACR Trust, Series 2018-HRP2, Class M3, 4.91%
                      (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                   333,528
   492,897(c)         WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                      3.0%, 2/20/45 (144A)                                                            492,418

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 25

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   274,977(c)         WinWater Mortgage Loan Trust, Series 2016-1, Class 1A5,
                      3.5%, 1/20/46 (144A)                                                       $    271,595
-------------------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $25,823,322)                                                         $ 26,030,222
-------------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS -- 10.9% of Net Assets
                      Aerospace & Defense -- 0.1%
   355,000            Rockwell Collins, Inc., 3.2%, 3/15/24                                      $    346,508
                                                                                                 ------------
                      Total Aerospace & Defense                                                  $    346,508
-------------------------------------------------------------------------------------------------------------
                      Airlines -- 0.1%
   154,930            Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                      1/15/30 (144A)                                                             $    148,243
    11,310            Delta Air Lines 2010-2 Class A Pass Through Trust,
                      4.95%, 5/23/19                                                                   11,358
                                                                                                 ------------
                      Total Airlines                                                             $    159,601
-------------------------------------------------------------------------------------------------------------
                      Banks -- 1.8%
   200,000            ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)                                     $    203,665
   200,000            BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                          207,200
   475,000(b)(c)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                      631 bps) (144A)                                                                 500,047
   200,000            BPCE SA, 4.875%, 4/1/26 (144A)                                                  201,337
   200,000            Cooperatieve Rabobank UA, 3.875%, 2/8/22                                        204,404
   250,000            Cooperatieve Rabobank UA, 3.95%, 11/9/22                                        252,152
   465,000(b)(c)      Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate +
                      511 bps)                                                                        477,788
   270,000(c)         DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100 Run
                      ICE Swap Rate + 159 bps), 12/11/28 (144A)                                       276,309
   195,000(c)         Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR +
                      120 bps), 9/29/25                                                               189,338
   140,000(c)         Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
                      130 bps), 5/1/29                                                                140,607
   200,000            HSBC Holdings Plc, 4.875%, 1/14/22                                              208,651
   200,000(b)(c)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                             195,660
   250,000            Morgan Stanley, 4.1%, 5/22/23                                                   255,361
   450,000            Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                          456,234
   650,000(b)(c)      Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                      624 bps) (144A)                                                                 671,450
   240,000(b)(c)      UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                      Swap Rate + 434 bps) (144A)                                                     241,500
    65,000(b)(c)      UBS Group Funding Switzerland AG, 7.125% (5 Year USD
                      Swap Rate + 588 bps)                                                             67,587
                                                                                                 ------------
                      Total Banks                                                                $  4,749,290
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Biotechnology -- 0.2%
   102,000            Baxalta, Inc., 3.6%, 6/23/22                                               $    101,710
   350,000            Biogen, Inc., 5.2%, 9/15/45                                                     378,583
   211,000            Celgene Corp., 4.55%, 2/20/48                                                   201,682
                                                                                                 ------------
                      Total Biotechnology                                                        $    681,975
-------------------------------------------------------------------------------------------------------------
                      Building Materials -- 0.1%
   290,000            Owens Corning, 3.4%, 8/15/26                                               $    261,320
   110,000            Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                 111,925
                                                                                                 ------------
                      Total Building Materials                                                   $    373,245
-------------------------------------------------------------------------------------------------------------
                      Chemicals -- 0.2%
   200,000            Braskem Netherlands Finance BV, 4.5%, 1/10/28                              $    194,750
   140,000            Chemours Co., 7.0%, 5/15/25                                                     146,125
   265,000            DowDuPont, Inc., 4.205%, 11/15/23                                               274,679
    70,000            NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                      66,500
                                                                                                 ------------
                      Total Chemicals                                                            $    682,054
-------------------------------------------------------------------------------------------------------------
                      Commercial Services -- 0.2%
   300,000            ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                 $    282,325
   186,000            Verisk Analytics, Inc., 5.5%, 6/15/45                                           190,017
                                                                                                 ------------
                      Total Commercial Services                                                  $    472,342
-------------------------------------------------------------------------------------------------------------
                      Computers -- 0.0%+
    80,000            NCR Corp., 6.375%, 12/15/23                                                $     80,200
                                                                                                 ------------
                      Total Computers                                                            $     80,200
-------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services -- 0.3%
   300,000            Capital One Financial Corp., 3.75%, 4/24/24                                $    300,483
   110,000            Capital One Financial Corp., 4.25%, 4/30/25                                     112,215
   250,000            TD Ameritrade Holding Corp., 3.3%, 4/1/27                                       244,306
                                                                                                 ------------
                      Total Diversified Financial Services                                       $    657,004
-------------------------------------------------------------------------------------------------------------
                      Electric -- 1.2%
   220,000            Consolidated Edison Co. of New York, Inc., 4.625%,
                      12/1/54                                                                    $    220,063
   250,000            Duke Energy Carolinas LLC, 3.95%, 3/15/48                                       243,526
   230,000            Edison International, 2.95%, 3/15/23                                            215,960
   250,000(b)(c)      Electricite de France SA, 5.25% (10 Year USD Swap Rate +
                      371 bps) (144A)                                                                 247,500
   200,000(c)         Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                      9/24/73 (144A)                                                                  214,000
   310,000            Iberdrola International BV, 6.75%, 7/15/36                                      365,019
   200,000            Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                              198,320
   365,000            NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                            354,175
    23,174            OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                   23,005
   250,000            PPL Capital Funding, Inc, 3.1%, 5/15/26                                         234,046

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 27

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Electric -- (continued)
   215,000            Sempra Energy, 3.4%, 2/1/28                                                $    200,764
   300,000            Southwestern Electric Power Co., 3.9%, 4/1/45                                   268,101
   200,000            Virginia Electric & Power Co., 4.45%, 2/15/44                                   204,138
                                                                                                 ------------
                      Total Electric                                                             $  2,988,617
-------------------------------------------------------------------------------------------------------------
                      Electronics -- 0.2%
   220,000            Amphenol Corp., 3.125%, 9/15/21                                            $    218,114
    81,000            Amphenol Corp., 3.2%, 4/1/24                                                     78,759
   113,000            Amphenol Corp., 4.35%, 6/1/29                                                   115,372
   250,000            Flex, Ltd., 4.75%, 6/15/25                                                      255,412
                                                                                                 ------------
                      Total Electronics                                                          $    667,657
-------------------------------------------------------------------------------------------------------------
                      Energy-Alternate Sources -- 0.0%+
    59,464            Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                               $     64,057
                                                                                                 ------------
                      Total Energy-Alternate Sources                                             $     64,057
-------------------------------------------------------------------------------------------------------------
                      Food -- 0.3%
   265,000            Conagra Brands, Inc., 3.8%, 10/22/21                                       $    266,014
   300,000            Mondelez International Holdings Netherlands BV, 2.0%,
                      10/28/21 (144A)                                                                 290,324
    50,000            Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                    47,470
   205,000            Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                    202,508
                                                                                                 ------------
                      Total Food                                                                 $    806,316
-------------------------------------------------------------------------------------------------------------
                      Forest Products & Paper -- 0.1%
   250,000            International Paper Co., 6.0%, 11/15/41                                    $    269,856
                                                                                                 ------------
                      Total Forest Products & Paper                                              $    269,856
-------------------------------------------------------------------------------------------------------------
                      Gas -- 0.2%
   325,000            Boston Gas Co., 3.15%, 8/1/27 (144A)                                       $    310,746
   250,000            Southern California Gas Co., 5.125%, 11/15/40                                   277,340
                                                                                                 ------------
                      Total Gas                                                                  $    588,086
-------------------------------------------------------------------------------------------------------------
                      Healthcare-Products -- 0.1%
   224,000            Abbott Laboratories, 3.75%, 11/30/26                                       $    228,629
                                                                                                 ------------
                      Total Healthcare-Products                                                  $    228,629
-------------------------------------------------------------------------------------------------------------
                      Healthcare-Services -- 0.1%
   350,000            UnitedHealth Group, Inc., 3.1%, 3/15/26                                    $    344,463
                                                                                                 ------------
                      Total Healthcare-Services                                                  $    344,463
-------------------------------------------------------------------------------------------------------------
                      Home Builders -- 0.0%+
   103,000            Meritage Homes Corp., 6.0%, 6/1/25                                         $    101,970
                                                                                                 ------------
                      Total Home Builders                                                        $    101,970
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Household Products & Wares -- 0.1%
   195,000            Church & Dwight Co., Inc., 2.45%, 8/1/22                                   $    189,357
                                                                                                 ------------
                      Total Household Products & Wares                                           $    189,357
-------------------------------------------------------------------------------------------------------------
                      Insurance -- 1.0%
   210,000            Aflac, Inc., 3.625%, 11/15/24                                              $    211,261
   250,000            AXA SA, 8.6%, 12/15/30                                                          318,750
   250,000            CNA Financial Corp., 4.5%, 3/1/26                                               254,184
   225,000(c)         Farmers Insurance Exchange, 4.747% (3 Month USD
                      LIBOR + 323 bps), 11/1/57 (144A)                                                191,727
   155,000            Great-West Lifeco Finance 2018 LP, 4.581%,
                      5/17/48 (144A)                                                                  158,678
   250,000            Nationwide Financial Services, Inc., 5.3%,
                      11/18/44 (144A)                                                                 265,177
   220,000            Principal Financial Group, Inc., 3.3%, 9/15/22                                  218,913
   215,000            Protective Life Corp., 4.3%, 9/30/28 (144A)                                     217,020
   150,000            Protective Life Global Funding, 2.615%, 8/22/22 (144A)                          146,536
   250,000            Prudential Financial, Inc., 3.878%, 3/27/28                                     255,937
   110,000            Teachers Insurance & Annuity Association of America,
                      4.27%, 5/15/47 (144A)                                                           106,774
   110,000            Teachers Insurance & Annuity Association of America,
                      4.9%, 9/15/44 (144A)                                                            117,522
    20,000            Teachers Insurance & Annuity Association of America,
                      6.85%, 12/16/39 (144A)                                                           26,024
   300,000            Torchmark Corp., 4.55%, 9/15/28                                                 306,924
                                                                                                 ------------
                      Total Insurance                                                            $  2,795,427
-------------------------------------------------------------------------------------------------------------
                      Internet -- 0.2%
   285,000            Booking Holdings, Inc., 3.65%, 3/15/25                                     $    282,800
   275,000            Expedia Group, Inc., 5.0%, 2/15/26                                              281,589
                                                                                                 ------------
                      Total Internet                                                             $    564,389
-------------------------------------------------------------------------------------------------------------
                      Media -- 0.2%
   170,000            Comcast Corp., 4.15%, 10/15/28                                             $    176,025
   140,000            Comcast Corp., 4.25%, 10/15/30                                                  145,121
    85,000            Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                    84,256
   100,000            Videotron, Ltd., 5.375%, 6/15/24 (144A)                                         104,440
                                                                                                 ------------
                      Total Media                                                                $    509,842
-------------------------------------------------------------------------------------------------------------
                      Mining -- 0.2%
   200,000            Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                         $    203,686
   250,000            Corp Nacional del Cobre de Chile, 5.625%, 10/18/43
                      (144A)                                                                          285,442
                                                                                                 ------------
                      Total Mining                                                               $    489,128
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 29

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Miscellaneous Manufacturers -- 0.1%
    85,000            Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                              $     84,150
    60,000            Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                  57,600
                                                                                                 ------------
                      Total Miscellaneous Manufacturers                                          $    141,750
-------------------------------------------------------------------------------------------------------------
                      Oil & Gas -- 0.2%
   110,000            Newfield Exploration Co., 5.625%, 7/1/24                                   $    115,225
   250,000            Sinopec Group Overseas Development 2014, Ltd., 4.375%,
                      4/10/24 (144A)                                                                  257,536
   162,000            Valero Energy Corp., 6.625%, 6/15/37                                            188,390
                                                                                                 ------------
                      Total Oil & Gas                                                            $    561,151
-------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 0.7%
   285,000            AbbVie, Inc., 4.875%, 11/14/48                                             $    272,556
   200,000            Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                 199,134
   280,000            Cardinal Health, Inc., 3.079%, 6/15/24                                          267,156
   135,000            Cigna Corp., 4.375%, 10/15/28 (144A)                                            138,622
   110,000            CVS Health Corp., 4.1%, 3/25/25                                                 111,994
   120,746            CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                  124,297
    96,157            CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                  103,078
    76,175            CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                   92,524
   285,000            Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                   264,494
   200,000            Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                  185,936
                                                                                                 ------------
                      Total Pharmaceuticals                                                      $  1,759,791
-------------------------------------------------------------------------------------------------------------
                      Pipelines -- 1.4%
   280,000            Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
                      4.25%, 12/1/27                                                             $    272,349
   135,000            Cheniere Energy Partners LP, 5.25%, 10/1/25                                     135,673
   227,000            Enable Midstream Partners LP, 3.9%, 5/15/24                                     220,823
    68,000            Enable Midstream Partners LP, 4.4%, 3/15/27                                      65,195
   105,000            Enable Midstream Partners LP, 4.95%, 5/15/28                                    104,436
   225,000            Enbridge, Inc., 3.7%, 7/15/27                                                   221,246
    27,000            Energy Transfer LP, 5.5%, 6/1/27                                                 28,013
   210,000            EnLink Midstream Partners LP, 5.45%, 6/1/47                                     180,075
   345,000            Kinder Morgan, Inc., 5.05%, 2/15/46                                             339,557
   120,000            Kinder Morgan, Inc., 5.55%, 6/1/45                                              125,632
   140,000            MPLX LP, 4.0%, 3/15/28                                                          135,001
   125,000            MPLX LP, 4.125%, 3/1/27                                                         122,230
   105,000            MPLX LP, 4.875%, 12/1/24                                                        109,479
    55,000            MPLX LP, 4.875%, 6/1/25                                                          57,257
   400,000            Phillips 66 Partners LP, 3.75%, 3/1/28                                          380,550
   290,000            Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                     299,765
   176,000            Targa Resources Partners LP/Targa Resources Partners
                      Finance Corp., 5.0%, 1/15/28                                                    165,330
   300,000            Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                             285,906

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Pipelines -- (continued)
   205,000            Williams Cos., Inc., 5.75%, 6/24/44                                        $    216,107
   242,000            Williams Cos., Inc., 7.75%, 6/15/31                                             292,694
                                                                                                 ------------
                      Total Pipelines                                                            $  3,757,318
-------------------------------------------------------------------------------------------------------------
                      REITS -- 0.6%
    50,000            Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                      $     48,863
   100,000            Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                            97,758
   110,000            Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                             113,527
   250,000            Boston Properties LP, 2.75%, 10/1/26                                            230,017
   300,000            Duke Realty LP, 3.75%, 12/1/24                                                  299,851
   250,000            Essex Portfolio LP, 3.5%, 4/1/25                                                244,633
   250,000            Highwoods Realty LP, 3.625%, 1/15/23                                            247,370
   155,000            UDR, Inc., 4.0%, 10/1/25                                                        155,219
   140,000            UDR, Inc., 4.4%, 1/26/29                                                        143,617
                                                                                                 ------------
                      Total REITS                                                                $  1,580,855
-------------------------------------------------------------------------------------------------------------
                      Retail -- 0.1%
   270,000            Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                      $    256,943
                                                                                                 ------------
                      Total Retail                                                               $    256,943
-------------------------------------------------------------------------------------------------------------
                      Software -- 0.2%
   300,000            Citrix Systems, Inc., 4.5%, 12/1/27                                        $    287,671
   122,000            Fiserv, Inc., 3.8%, 10/1/23                                                     122,103
   235,000            salesforce.com, Inc., 3.7%, 4/11/28                                             240,293
                                                                                                 ------------
                      Total Software                                                             $    650,067
-------------------------------------------------------------------------------------------------------------
                      Telecommunications -- 0.2%
   110,000            CenturyLink, Inc., 5.8%, 3/15/22                                           $    110,234
   200,000            Deutsche Telekom International Finance BV, 1.95%,
                      9/19/21 (144A)                                                                  192,909
   100,000            WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                          100,006
                                                                                                 ------------
                      Total Telecommunications                                                   $    403,149
-------------------------------------------------------------------------------------------------------------
                      Transportation -- 0.4%
   150,000            Burlington Northern Santa Fe LLC, 5.15%, 9/1/43                            $    170,403
   250,000            FedEx Corp., 4.55%, 4/1/46                                                      233,491
   250,000            Norfolk Southern Corp., 2.9%, 6/15/26                                           239,806
   370,000            Union Pacific Corp., 3.375%, 2/1/35                                             329,015
                                                                                                 ------------
                      Total Transportation                                                       $    972,715
-------------------------------------------------------------------------------------------------------------
                      Trucking & Leasing -- 0.1%
   205,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
                      2/1/22 (144A)                                                              $    203,547
                                                                                                 ------------
                      Total Trucking & Leasing                                                   $    203,547
-------------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS
                      (Cost $29,322,966)                                                         $ 29,097,299
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 31

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      FOREIGN GOVERNMENT BOND --
                      0.1% of Net Assets
                      Mexico -- 0.1%
   300,000            Mexico Government International Bond, 4.6%, 2/10/48                        $    276,903
                                                                                                 ------------
                      Total Mexico                                                               $    276,903
-------------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN GOVERNMENT BOND
                      (Cost $276,079)                                                            $    276,903
-------------------------------------------------------------------------------------------------------------
                      INSURANCE-LINKED SECURITIES --
                      1.0% of Net Assets(1)
                      Catastrophe Linked Bonds -- 0.8%
                      Earthquakes -- California -- 0.1%
   250,000(d)         Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                             $    247,850
-------------------------------------------------------------------------------------------------------------
                      Earthquakes -- U.S. -- 0.1%
   250,000(d)         Kilimanjaro Re, 6.152% (3 Month U.S. Treasury Bill +
                      375 bps), 11/25/19 (144A)                                                  $    249,500
-------------------------------------------------------------------------------------------------------------
                      Hurricane -- U.S. -- 0.1%
   250,000(d)         Alamo Re, 6.794% (3 Month U.S. Treasury Bill +
                      439 bps), 6/7/19 (144A)                                                    $    250,350
-------------------------------------------------------------------------------------------------------------
                      Multiperil -- U.S. -- 0.4%
   250,000(d)         Kilimanjaro Re, 9.152% (3 Month U.S. Treasury Bill +
                      675 bps), 12/6/19 (144A)                                                   $    251,325
   250,000(d)         Kilimanjaro Re, 11.652% (3 Month U.S. Treasury Bill +
                      925 bps), 12/6/19 (144A)                                                        251,900
   250,000(d)         Residential Reinsurance 2016, 6.219% (3 Month U.S.
                      Treasury Bill + 382 bps), 12/6/20 (144A)                                        249,450
   250,000(d)         Residential Reinsurance 2017, 7.939% (3 Month U.S.
                      Treasury Bill + 554 bps), 12/6/21 (144A)                                        247,775
   250,000(d)         Tailwind Re 2017-1, 9.657% (3 Month U.S. Treasury Bill +
                      725 bps), 1/8/22 (144A)                                                         250,875
                                                                                                 ------------
                                                                                                 $  1,251,325
-------------------------------------------------------------------------------------------------------------
                      Windstorm -- Texas -- 0.1%
   250,000(d)         Alamo Re, 5.654% (1 Month U.S. Treasury Bill + 325
                      bps), 6/7/21 (144A)                                                        $    247,550
                                                                                                 ------------
                      Total Catastrophe Linked Bonds                                             $  2,246,575
-------------------------------------------------------------------------------------------------------------
                      Collateralized Reinsurance -- 0.1%
                      Multiperil -- Worldwide -- 0.1%
   250,000+           Resilience Re, 4/8/19                                                      $    253,425
   250,000+(a)        Resilience Re, 5/1/19                                                             2,500
                                                                                                 ------------
                      Total Collateralized Reinsurance                                           $    255,925
-------------------------------------------------------------------------------------------------------------
                      Reinsurance Sidecars -- 0.1%
                      Multiperil -- U.S. -- 0.0%+
   125,001+           Sector Re V, Series 7, Class G, 3/1/22 (144A)                              $     90,307
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Multiperil -- Worldwide -- 0.1%
   100,000+(a)        Lorenz Re 2017, Variable Rate Notes, 3/31/20                               $     14,990
   100,000+(a)        Lorenz Re 2018, Variable Rate Notes, 7/1/21                                      71,850
   250,000+(a)        Madison Re 2016, Variable Rate Notes, 3/31/19                                    20,156
                                                                                                 ------------
                                                                                                 $    106,996
                                                                                                 ------------
                      Total Reinsurance Sidecars                                                 $    197,303
-------------------------------------------------------------------------------------------------------------
                      TOTAL INSURANCE-LINKED SECURITIES
                      (Cost $2,646,363)                                                          $  2,699,803
-------------------------------------------------------------------------------------------------------------
                      MUNICIPAL BONDS -- 0.5% of Net Assets(h)
                      Municipal Education -- 0.1%
   100,000            Massachusetts Development Finance Agency, Phillips
                      Academy, Series B, 4.844%, 9/1/43                                          $    113,136
                                                                                                 ------------
                      Total Municipal Education                                                  $    113,136
-------------------------------------------------------------------------------------------------------------
                      Municipal General -- 0.1%
   100,000(g)         Central Texas Regional Mobility Authority, 1/1/25                          $     85,008
   105,000(i)         State of Florida, Capital Outlay, Series C, 4.0%,
                      6/1/31                                                                          114,858
                                                                                                 ------------
                      Total Municipal General                                                    $    199,866
-------------------------------------------------------------------------------------------------------------
                      Municipal Higher Education -- 0.2%
   200,000            University of California, Series AG, 4.062%, 5/15/33                       $    202,248
   430,000            University of California, Series AX, 3.063%, 7/1/25                             428,817
                                                                                                 ------------
                      Total Municipal Higher Education                                           $    631,065
-------------------------------------------------------------------------------------------------------------
                      Municipal Medical -- 0.1%
   100,000            Health & Educational Facilities Authority of the State of
                      Missouri, Washington University, Series A, 3.685%, 2/15/47                 $     94,252
   105,000            Illinois Finance Authority, Northwestern Memorial
                      Healthcare, 4.0%, 7/15/47                                                       104,557
    40,000            Massachusetts Development Finance Agency, Partners
                      Healthcare System, 4.0%, 7/1/36                                                  41,994
    65,000            Massachusetts Development Finance Agency, Partners
                      Healthcare System, 4.0%, 7/1/41                                                  66,125
                                                                                                 ------------
                      Total Municipal Medical                                                    $    306,928
-------------------------------------------------------------------------------------------------------------
                      Municipal Transportation -- 0.0%+
    55,000            Central Florida Expressway Authority, 5.0%, 7/1/38                         $     61,541
                                                                                                 ------------
                      Total Municipal Transportation                                             $     61,541
-------------------------------------------------------------------------------------------------------------
                      Municipal Water -- 0.0%+
    55,000            JEA Water & Sewer System Revenue, Series A, 4.0%,
                      10/1/39                                                                    $     56,663
                                                                                                 ------------
                      Total Municipal Water                                                      $     56,663
-------------------------------------------------------------------------------------------------------------
                      TOTAL MUNICIPAL BONDS
                      (Cost $1,366,031)                                                          $  1,369,199
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 33

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      SENIOR SECURED FLOATING RATE LOAN
                      INTERESTS -- 1.4% of Net Assets*(d)
                      Beverage, Food & Tobacco -- 0.1%
   210,923            Darling Ingredients, Inc. (fka Darling International,Inc.),
                      Term B Loan, 4.54% (LIBOR + 200 bps/PRIME +
                      100 bps), 12/18/24                                                         $    210,835
                                                                                                 ------------
                      Total Beverage, Food & Tobacco                                             $    210,835
-------------------------------------------------------------------------------------------------------------
                      Broadcasting & Entertainment -- 0.1%
   200,117            Sinclair Television Group, Inc., Tranche B Term Loan,
                      4.75% (LIBOR + 225 bps), 1/3/24                                            $    198,616
                                                                                                 ------------
                      Total Broadcasting & Entertainment                                         $    198,616
-------------------------------------------------------------------------------------------------------------
                      Chemicals, Plastics & Rubber -- 0.0%+
   129,025            Axalta Coating Systems Dutch Holding B BV (Axalta
                      Coating Systems US Holdings, Inc.), Term B-3 Dollar
                      Loan, 4.553% (LIBOR + 175 bps), 6/1/24                                     $    126,936
                                                                                                 ------------
                      Total Chemicals, Plastics & Rubber                                         $    126,936
-------------------------------------------------------------------------------------------------------------
                      Computers & Electronics -- 0.1%
   173,688            Iron Mountain Information Management LLC, Incremental
                      Term B Loan, 4.249% (LIBOR + 175 bps), 1/2/26                              $    168,149
   158,258            Microchip Technology, Inc., Initial Term Loan, 4.5%
                      (LIBOR + 200 bps), 5/29/25                                                      156,016
                                                                                                 ------------
                      Total Computers & Electronics                                              $    324,165
-------------------------------------------------------------------------------------------------------------
                      Diversified & Conglomerate Services -- 0.1%
   129,018            Constellis Holdings LLC, First Lien Term B Loan,
                      7.744% (LIBOR + 500 bps), 4/21/24                                          $    124,180
    86,845            NVA Holdings, Inc., First Lien Term B-3 Loan, 5.249%
                      (LIBOR + 275 bps), 2/2/25                                                        83,371
   124,055            Tempo Acquisition LLC, Initial Term Loan, 5.499%
                      (LIBOR + 300 bps), 5/1/24                                                       122,040
   129,350            West Corp., Incremental Term B-1 Loan, 5.999% (LIBOR +
                      350 bps), 10/10/24                                                              118,140
                                                                                                 ------------
                      Total Diversified & Conglomerate Services                                  $    447,731
-------------------------------------------------------------------------------------------------------------
                      Electric & Electrical -- 0.1%
   173,664            Micron Technology, Inc., Term Loan, 4.25% (LIBOR +
                      175 bps), 4/26/22                                                          $    172,326
                                                                                                 ------------
                      Total Electric & Electrical                                                $    172,326
-------------------------------------------------------------------------------------------------------------
                      Environmental Services -- 0.1%
   174,173            GFL Environmental, Inc., Effective Date Incremental
                      Term Loan, 5.499% (LIBOR + 300 bps), 5/30/25                               $    168,349
                                                                                                 ------------
                      Total Environmental Services                                               $    168,349
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Financial Services -- 0.0%+
    87,063            Trans Union LLC, 2018 Incremental Term B-4 Loan,
                      4.499% (LIBOR + 200 bps), 6/19/25                                          $     86,083
                                                                                                 ------------
                      Total Financial Services                                                   $     86,083
-------------------------------------------------------------------------------------------------------------
                      Healthcare, Education & Childcare -- 0.1%
   171,698(j)         Alliance HealthCare Services, Inc., First Lien Initial
                      Term Loan, 10/24/23                                                        $    170,410
                                                                                                 ------------
                      Total Healthcare, Education & Childcare                                    $    170,410
-------------------------------------------------------------------------------------------------------------
                      Insurance -- 0.0%+
    80,656            Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                      5.499% (LIBOR + 300 bps), 11/3/24                                          $     79,516
    99,246            USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                      Loan, 5.803% (LIBOR + 300 bps), 5/16/24                                          95,462
                                                                                                 ------------
                      Total Insurance                                                            $    174,978
-------------------------------------------------------------------------------------------------------------
                      Leasing -- 0.1%
   161,111            Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.503%
                      (LIBOR + 200 bps), 1/15/25                                                 $    159,782
   133,988            IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                      Tranche B-1 Term Loan, 6.551% (LIBOR + 375 bps),
                      9/11/23                                                                         129,466
    17,371            Kasima LLC (Digital Cinema Implementation Partners LLC),
                      Term Loan, 5.256% (LIBOR + 250 bps), 5/17/21                                     17,415
                                                                                                 ------------
                      Total Leasing                                                              $    306,663
-------------------------------------------------------------------------------------------------------------
                      Leisure & Entertainment -- 0.1%
   172,389            Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.5%
                      (LIBOR + 175 bps), 6/30/22                                                 $    171,742
                                                                                                 ------------
                      Total Leisure & Entertainment                                              $    171,742
-------------------------------------------------------------------------------------------------------------
                      Oil & Gas -- 0.1%
   156,024            Apergy Corp., Initial Term Loan, 5.162% (LIBOR +
                      250 bps/PRIME + 150 bps), 5/9/25                                           $    152,999
                                                                                                 ------------
                      Total Oil & Gas                                                            $    152,999
-------------------------------------------------------------------------------------------------------------
                      Professional & Business Services -- 0.1%
   174,125            SIWF Holdings, Inc., (aka Spring Window Fashions),
                      First Lien Initial Term Loan, 6.753% (LIBOR + 425 bps),
                      6/15/25                                                                    $    171,513
                                                                                                 ------------
                      Total Professional & Business Services                                     $    171,513
-------------------------------------------------------------------------------------------------------------
                      Telecommunications -- 0.2%
   130,263            CenturyLink, Inc., Initial Term B Loan, 5.249% (LIBOR+
                      275 bps), 1/31/25                                                          $    124,781
   144,294            GCI Holdings, Inc., New Term B Loan, 4.749% (LIBOR +
                      225 bps), 2/2/22                                                                141,228

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 35

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      Telecommunications -- (continued)
   129,350            SBA Senior Finance II LLC, Initial Term Loan, 4.5%
                      (LIBOR + 200 bps), 4/11/25                                                 $    127,191
    86,837            Sprint Communications, Inc., Initial Term Loan, 5.0%
                      (LIBOR + 250 bps), 2/2/24                                                        84,990
                                                                                                 ------------
                      Total Telecommunications                                                   $    478,190
-------------------------------------------------------------------------------------------------------------
                      Utilities -- 0.1%
   191,939            APLP Holdings LP, Term Loan, 5.249% (LIBOR +
                      275 bps), 4/13/23                                                          $    191,219
   174,112            Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                      Initial Term Loan, 4.499% (LIBOR + 200 bps), 8/4/23                             171,718
                                                                                                 ------------
                      Total Utilities                                                            $    362,937
-------------------------------------------------------------------------------------------------------------
                      TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                      (Cost $3,796,678)                                                          $  3,724,473
-------------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                      8.5% of Net Assets
    43,234            Fannie Mae, 2.5%, 3/1/43                                                   $     41,470
    32,128            Fannie Mae, 2.5%, 4/1/43                                                         30,817
    14,674            Fannie Mae, 2.5%, 8/1/43                                                         14,075
    27,918            Fannie Mae, 2.5%, 4/1/45                                                         26,665
    38,354            Fannie Mae, 2.5%, 4/1/45                                                         36,634
    37,537            Fannie Mae, 2.5%, 8/1/45                                                         35,853
    80,554            Fannie Mae, 3.0%, 10/1/30                                                        80,717
   168,826            Fannie Mae, 3.0%, 5/1/31                                                        169,168
   197,228            Fannie Mae, 3.0%, 6/1/45                                                        194,908
    17,781            Fannie Mae, 3.0%, 5/1/46                                                         17,522
    86,060            Fannie Mae, 3.0%, 5/1/46                                                         84,944
   445,000            Fannie Mae, 3.0%, 3/1/49 (TBA)                                                  436,882
 1,016,102            Fannie Mae, 3.5%, 7/1/43                                                      1,029,732
   575,437            Fannie Mae, 3.5%, 9/1/44                                                        581,556
   279,755            Fannie Mae, 3.5%, 1/1/47                                                        281,808
   162,192            Fannie Mae, 4.0%, 10/1/40                                                       168,138
   357,138            Fannie Mae, 4.0%, 3/1/41                                                        368,687
    96,581            Fannie Mae, 4.0%, 5/1/42                                                         99,696
   417,222            Fannie Mae, 4.0%, 6/1/42                                                        430,712
   164,866            Fannie Mae, 4.0%, 9/1/42                                                        170,194
   360,680            Fannie Mae, 4.0%, 7/1/43                                                        369,278
   154,668            Fannie Mae, 4.0%, 8/1/43                                                        159,196
   229,739            Fannie Mae, 4.0%, 8/1/43                                                        236,410
   205,262            Fannie Mae, 4.0%, 7/1/44                                                        210,884
   255,450            Fannie Mae, 4.0%, 9/1/44                                                        262,446
    76,189            Fannie Mae, 4.0%, 4/1/47                                                         78,268
    22,208            Fannie Mae, 4.0%, 6/1/47                                                         22,818
    43,090            Fannie Mae, 4.0%, 6/1/47                                                         44,275

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS -- (continued)
 1,475,000            Fannie Mae, 4.0%, 3/1/49 (TBA)                                             $  1,508,303
     6,922            Fannie Mae, 4.5%, 11/1/20                                                         7,069
   357,736            Fannie Mae, 4.5%, 6/1/40                                                        376,020
   259,152            Fannie Mae, 4.5%, 4/1/41                                                        272,398
     6,163            Fannie Mae, 4.5%, 12/1/43                                                         6,498
   267,314            Fannie Mae, 4.5%, 12/1/43                                                       279,188
   164,270            Fannie Mae, 5.0%, 5/1/31                                                        172,964
    22,649            Fannie Mae, 5.5%, 3/1/23                                                         23,424
     6,181            Fannie Mae, 5.5%, 3/1/34                                                          6,559
    10,709            Fannie Mae, 5.5%, 12/1/34                                                        11,649
    64,219            Fannie Mae, 5.5%, 10/1/35                                                        69,567
    26,040            Fannie Mae, 5.5%, 12/1/35                                                        28,359
    28,348            Fannie Mae, 5.5%, 12/1/35                                                        30,871
    20,466            Fannie Mae, 5.5%, 5/1/37                                                         22,298
   112,065            Fannie Mae, 5.5%, 5/1/38                                                        119,903
       716            Fannie Mae, 6.0%, 9/1/29                                                            784
     2,072            Fannie Mae, 6.0%, 8/1/32                                                          2,270
    18,064            Fannie Mae, 6.0%, 12/1/33                                                        19,631
    11,393            Fannie Mae, 6.0%, 10/1/37                                                        12,367
     6,893            Fannie Mae, 6.0%, 12/1/37                                                         7,468
    14,149            Fannie Mae, 6.5%, 4/1/29                                                         15,466
     3,933            Fannie Mae, 6.5%, 7/1/29                                                          4,263
    20,107            Fannie Mae, 6.5%, 5/1/32                                                         22,688
    16,077            Fannie Mae, 6.5%, 9/1/32                                                         18,190
     8,109            Fannie Mae, 6.5%, 10/1/32                                                         8,868
    10,335            Fannie Mae, 7.0%, 1/1/36                                                         11,490
    65,107            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                   64,325
   125,316            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                  123,835
    69,343            Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                   68,510
   146,402            Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                  144,279
    36,890            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                  36,355
    97,822            Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                                   99,628
   145,731            Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                 148,575
   275,893            Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                                  279,587
   407,318            Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                                  412,173
    55,279            Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                   55,922
   100,935            Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                  101,693
   232,566            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  235,501
   254,060            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  256,441
   270,921            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  274,548
    22,715            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                   22,914
   256,411            Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                                  265,016

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 37

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS -- (continued)
   442,692            Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                            $    457,526
   485,983            Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                                 502,293
   285,353            Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                                  294,930
   184,456            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                  189,619
   190,337            Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                                  195,666
   545,811            Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                                 561,092
   198,156            Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                                 203,703
    53,433            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                   54,927
    84,300            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                   86,658
   178,248            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  183,234
    41,272            Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                                   43,107
   167,490            Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                                  176,152
    87,710            Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                                   92,247
   171,135            Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                                  179,986
   155,000            Federal Home Loan Mortgage Corp., 4.5%, 3/1/49 (TBA)                            160,925
    31,319            Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                  33,454
    29,582            Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                                   31,465
     6,566            Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                    7,011
    14,208            Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                  15,216
    18,148            Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                  19,708
    30,120            Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                                   32,522
    12,795            Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                                   14,016
    19,992            Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                                  21,864
     7,824            Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                                   8,883
    72,609            Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                  73,100
   191,222            Government National Mortgage Association I,
                      3.5%, 11/15/41                                                                  194,616
    34,652            Government National Mortgage Association I,
                      3.5%, 10/15/42                                                                   35,338
   401,218            Government National Mortgage Association I,
                      4.0%, 9/15/41                                                                   415,420
    78,599            Government National Mortgage Association I,
                      4.0%, 4/15/45                                                                    80,945
   124,454            Government National Mortgage Association I,
                      4.0%, 6/15/45                                                                   128,142
    61,444            Government National Mortgage Association I,
                      4.5%, 5/15/39                                                                    64,574
    11,042            Government National Mortgage Association I,
                      5.5%, 8/15/33                                                                    12,113
    16,488            Government National Mortgage Association I,
                      5.5%, 9/15/33                                                                    17,616
    13,409            Government National Mortgage Association I,
                      6.0%, 10/15/33                                                                   14,617

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS -- (continued)
    10,271            Government National Mortgage Association I,
                      6.0%, 9/15/34                                                              $     11,040
    68,749            Government National Mortgage Association I,
                      6.0%, 9/15/38                                                                    75,848
    12,532            Government National Mortgage Association I,
                      6.5%, 10/15/28                                                                   13,621
    26,845            Government National Mortgage Association I,
                      6.5%, 5/15/31                                                                    29,178
    19,863            Government National Mortgage Association I,
                      6.5%, 6/15/32                                                                    22,576
    20,224            Government National Mortgage Association I,
                      6.5%, 12/15/32                                                                   23,144
    22,528            Government National Mortgage Association I,
                      6.5%, 5/15/33                                                                    24,485
       315            Government National Mortgage Association I,
                      7.0%, 8/15/28                                                                       347
     2,859            Government National Mortgage Association I,
                      8.0%, 2/15/30                                                                     2,864
   108,158            Government National Mortgage Association II,
                      4.5%, 9/20/44                                                                   111,913
    38,773            Government National Mortgage Association II,
                      4.5%, 10/20/44                                                                   40,789
    82,336            Government National Mortgage Association II,
                      4.5%, 11/20/44                                                                   86,619
    25,961            Government National Mortgage Association II,
                      5.5%, 2/20/34                                                                    28,350
    41,537            Government National Mortgage Association II,
                      6.5%, 11/20/28                                                                   46,511
     1,916            Government National Mortgage Association II,
                      7.5%, 9/20/29                                                                     2,177
   650,000(g)         U.S. Treasury Bills, 2/19/19                                                    649,236
 1,000,000(g)         U.S. Treasury Bills, 2/28/19                                                    998,228
 1,179,833            U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                        1,117,600
 2,079,534            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                          2,032,906
 1,298,029            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                          1,268,840
-------------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $22,874,665)                                                         $ 22,520,567
-------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.5%
                      (Cost $239,409,230)                                                        $265,188,098
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 39

-------------------------------------------------------------------------------------------------------------
                                                      Net             Change in Net
                                                      Realized        Unrealized
                                         Dividend     Gain            Appreciation
Shares                                   Income       (Loss)          (Depreciation)             Value
-------------------------------------------------------------------------------------------------------------
                      AFFILIATED ISSUER -- 0.4%
                      CLOSED-END FUND -- 0.4% of Net Assets
   110,371            Pioneer ILS
                      Interval Fund(k)   $61,168      $--             $(132,445)                 $    949,191
-------------------------------------------------------------------------------------------------------------
                      TOTAL CLOSED-END FUNDS
                      (Cost $1,123,856)                                                          $    949,191
-------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.4%
                      (Cost $1,123,856)                                                          $    949,191
-------------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.1%                                       $    175,232
-------------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                                       $266,312,521
=============================================================================================================

(1)        Securities are restricted as to resale.

(A.D.R.)   American Depositary Receipts.

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

ICE        Intercontinental Exchange.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(TBA)      "To Be Announced" Securities.

ZERO       Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2019, the value of these securities amounted to $39,083,503, or 14.7% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2019.

+ Securities that used significant unobservable inputs to determine their value.

(a)        Non-income producing security.

(b)        Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2019.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

(d) Floating rate note. Coupon rate, reference index and spread shown at January 31, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)        Consists of Revenue Bonds unless otherwise indicated.

(i)        Represents a General Obligation Bond.

(j) This term loan will settle after January 31, 2019, at which time the interest rate will be determined.

(k)        Affiliated fund managed by Amundi Pioneer Asset Management, Inc.
           (the "Adviser").

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------------
Number of
Contracts                            Expiration      Notional         Market          Unrealized
Long          Description            Date            Amount           Value           Appreciation
-------------------------------------------------------------------------------------------------------
54            U.S. 2-Year
              Note (CBT)             3/29/19         $11,387,231      $11,465,719     $ 78,488
14            U.S. 5-Year
              Note (CBT)             3/29/19           1,578,496        1,608,031       29,535
 6            U.S. 10-Year
              Note (CBT)             3/20/19             717,188          734,813       17,625
11            U.S. Ultra
              Bond (CBT)             3/20/19           1,752,259        1,772,375       20,116
-------------------------------------------------------------------------------------------------------
                                                     $15,435,174      $15,580,938     $145,764
=======================================================================================================

-------------------------------------------------------------------------------------------------------
Number of
Contracts                            Expiration      Notional         Market          Unrealized
Short         Description            Date            Amount           Value           (Depreciation)
-------------------------------------------------------------------------------------------------------
56            U.S. 10-Year Ultra     3/20/19         $7,100,446       $7,318,500      $(218,054)
 4            U.S. Long
              Bond (CBT)             3/20/19            556,850          586,750        (29,900)
-------------------------------------------------------------------------------------------------------
                                                     $7,657,296       $7,905,250      $(247,954)
-------------------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                              $7,777,878       $7,675,688      $(102,190)
=======================================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2019, were as follows:

------------------------------------------------------------------------------------
                                                    Purchases         Sales
------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                $ 1,209,728       $17,564,014
Other Long-Term Securities                           90,369,618        76,552,687

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 41

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended January 31, 2019, the Fund did not engage in cross trade activity.

At January 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $240,330,142 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                 $32,324,479
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                  (6,619,522)
                                                                                  -----------
      Net unrealized appreciation                                                 $25,704,957
                                                                                  ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2019, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------------------
                                                  Level 1           Level 2         Level 3      Total
---------------------------------------------------------------------------------------------------------------
Common Stocks                                     $171,274,195      $        --     $     --     $171,274,195
Convertible Preferred Stock                            376,309               --           --          376,309
Asset Backed Securities                                     --        7,819,128           --        7,819,128
Collateralized Mortgage Obligations                         --       26,030,222           --       26,030,222
Corporate Bonds                                             --       29,097,299           --       29,097,299
Foreign Government Bond                                     --          276,903           --          276,903
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - Worldwide                                  --               --      255,925          255,925
  Reinsurance Sidecars
    Multiperil - U.S.                                       --               --       90,307           90,307
    Multiperil - Worldwide                                  --               --      106,996          106,996
  All Other Insurance-Linked
    Securities                                              --        2,246,575           --        2,246,575
Municipal Bonds                                             --        1,369,199           --        1,369,199
Senior Secured Floating Rate
  Loan Interests                                            --        3,724,473           --        3,724,473
U.S. Government and
  Agency Obligations                                        --       22,520,567           --       22,520,567
Closed-End Fund                                             --          949,191           --          949,191
---------------------------------------------------------------------------------------------------------------
Total Investments in Securities                   $171,650,504      $94,033,557     $453,228     $266,137,289
===============================================================================================================
Other Financial Instruments
Net unrealized depreciation
  on futures contracts                            $   (102,190)     $        --     $     --     $   (102,190)
---------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                           $   (102,190)     $        --     $     --     $   (102,190)
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------
                                                                         Insurance-
                                                                         Linked Securities
-------------------------------------------------------------------------------------------
Balance as of 7/31/18                                                    $ 698,646(a)
Realized gain (loss)(1)                                                     (1,152)
Changed in unrealized appreciation (depreciation)(2)                        83,126
Accrued discounts/premiums                                                  (7,745)
Purchases                                                                   89,573
Sales                                                                     (409,220)
Transfers in to Level 3*                                                        --
Transfers out of Level 3*                                                       --
-------------------------------------------------------------------------------------------
Balance as of 1/31/19                                                    $ 453,228
===========================================================================================

(a) Securities were classified as Corporate Bonds on the July 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended January 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at January 31, 2019:                         $90,790
                                                                                     -------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 43

Statement of Assets and Liabilities | 1/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $239,409,230)                  $265,188,098
  Investments in affiliated issuers, at value (cost $1,123,856)                           949,191
  Cash                                                                                  1,212,381
  Foreign currencies, at value (cost $813)                                                    831
  Futures collateral                                                                      111,500
  Due from broker for futures                                                             102,190
  Receivables --
     Investment securities sold                                                         8,183,435
     Fund shares sold                                                                     814,258
     Dividends                                                                            200,044
     Interest                                                                             541,489
  Due from the Adviser                                                                     40,766
  Other assets                                                                             50,423
-------------------------------------------------------------------------------------------------
       Total assets                                                                  $277,394,606
=================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                 $ 10,673,885
     Fund shares repurchased                                                              244,731
     Distributions                                                                          4,043
     Trustees' fees                                                                           957
  Variation margin for futures contracts                                                    7,469
  Net unrealized depreciation on futures contracts                                        102,190
  Due to affiliates                                                                        15,565
  Accrued expenses                                                                         33,245
-------------------------------------------------------------------------------------------------
       Total liabilities                                                             $ 11,082,085
=================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $240,787,219
  Distributable earnings                                                               25,525,302
-------------------------------------------------------------------------------------------------
       Net assets                                                                    $266,312,521
=================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $192,792,353/22,090,006 shares)                                  $       8.73
  Class C (based on $42,748,234/4,939,144 shares)                                    $       8.65
  Class K (based on $279,799/32,109 shares)                                          $       8.71
  Class R (based on $1,111,039/127,141 shares)                                       $       8.74
  Class Y (based on $29,381,096/3,343,767 shares)                                    $       8.79
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $8.73 net asset value per share/100% -- 4.5%
     maximum sales charge)                                                           $       9.14
=================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Statement of Operations (unaudited)

For the Six Months Ended 1/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $9,575)                                                         $  2,108,190
  Dividends from affiliated issuers                                                 61,168
  Interest from unaffiliated issuers                                             1,881,449
-----------------------------------------------------------------------------------------------------------------
     Total investment income                                                                        $  4,050,807
=================================================================================================================
EXPENSES:
  Management fees                                                             $    735,116
  Administrative expense                                                            80,303
  Transfer agent fees
     Class A                                                                        66,694
     Class C                                                                        11,434
     Class K                                                                            15
     Class R                                                                         2,916
     Class Y                                                                        20,453
  Distribution fees
     Class A                                                                       236,862
     Class C                                                                       223,080
     Class R                                                                         3,939
  Shareowner communications expense                                                 16,179
  Custodian fees                                                                    24,605
  Registration fees                                                                 41,177
  Professional fees                                                                 29,837
  Printing expense                                                                   9,768
  Pricing expense                                                                   29,420
  Trustees' fees                                                                     4,416
  Insurance expense                                                                  1,798
  Miscellaneous                                                                     10,427
-----------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                 $  1,548,439
     Less fees waived and expenses reimbursed by the Adviser                                             (59,760)
-----------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                   $  1,488,679
-----------------------------------------------------------------------------------------------------------------
       Net investment income                                                                        $  2,562,128
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                      $  4,087,151
     Futures contracts                                                              65,523          $  4,152,674
-----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                      $(11,839,670)
     Investments in affiliated issuers                                            (132,445)
     Futures contracts                                                            (111,857)
     Unfunded loan commitments                                                         (24)
     Other assets and liabilities denominated in foreign currencies                     (9)         $(12,084,005)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            $ (7,931,331)
-----------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                              $ (5,369,203)
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 45

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   1/31/19                     Year Ended
                                                                   (unaudited)                 7/31/18
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $  2,562,128                $  4,599,743
Net realized gain (loss) on investments                               4,152,674                  23,517,780
Change in net unrealized appreciation (depreciation)
  on investments                                                    (12,084,005)                 (3,250,087)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                            $ (5,369,203)               $ 24,867,436
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($0.73 and $0.88 per share, respectively)             $(14,712,360)               $(15,947,658)
     Class C ($0.69 and $0.81 per share, respectively)               (3,242,732)                 (3,937,826)
     Class K ($0.74 and $0.92 per share, respectively)                   (8,340)                    (10,276)
     Class R ($0.70 and $0.86 per share, respectively)                 (129,208)                   (722,557)
     Class Y ($0.74 and $0.91 per share, respectively)               (2,437,614)                 (3,339,320)
------------------------------------------------------------------------------------------------------------
        Total distributions to shareowners                         $(20,530,254)               $(23,957,637)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 44,426,085                $ 46,583,833
Reinvestment of distributions                                        19,767,199                  22,643,164
Cost of shares repurchased                                          (43,510,264)                (89,485,183)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from Fund share transactions                               $ 20,683,020                $(20,258,186)
------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                    $ (5,216,437)               $(19,348,387)
NET ASSETS:**
Beginning of period                                                $271,528,958                $290,877,345
------------------------------------------------------------------------------------------------------------
End of period                                                      $266,312,521                $271,528,958
============================================================================================================
* For the year ended July 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.17 per share)                                                                 $ (3,270,990)
     Class C ($0.10 per share)                                                                     (522,660)
     Class K ($0.21 per share)                                                                       (2,351)
     Class R ($0.15 per share)                                                                     (183,495)
     Class Y ($0.20 per share)                                                                     (710,974)
  Net realized gain:
     Class A ($0.71 per share)                                                                 $(12,676,668)
     Class C ($0.71 per share)                                                                   (3,415,166)
     Class K ($0.71 per share)                                                                       (7,925)
     Class R ($0.71 per share)                                                                     (539,062)
     Class Y ($0.71 per share)                                                                   (2,628,346)
**For the year ended July 31, 2018, undistributed net investment income was presented as follows: $654,000.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

----------------------------------------------------------------------------------------------------------
                                        Six Months       Six Months
                                        Ended            Ended
                                        1/31/19          1/31/19            Year Ended       Year Ended
                                        Shares           Amount             7/31/18          7/31/18
                                        (unaudited)      (unaudited)        Shares           Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                              3,135,187       $ 28,779,145        2,639,707       $ 25,386,552
Reinvestment of distributions            1,629,254         14,286,234        1,627,839         15,365,828
Less shares repurchased                 (1,898,576)       (17,243,500)      (3,684,312)       (35,544,558)
----------------------------------------------------------------------------------------------------------
     Net increase                        2,865,865       $ 25,821,879          583,234       $  5,207,822
==========================================================================================================
Class C
Shares sold                              1,021,309       $  9,169,685        1,073,243       $ 10,226,676
Reinvestment of distributions              352,962          3,064,446          391,643          3,661,793
Less shares repurchased                 (1,577,849)       (14,413,021)      (1,176,794)       (11,208,590)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease)              (203,578)      $ (2,178,890)         288,092       $  2,679,879
==========================================================================================================
Class K
Shares sold                                 20,887       $    179,567           11,222       $    106,951
Reinvestment of distributions                   --                 --               --                 --
Less shares repurchased                         --                 --          (11,222)          (106,948)
----------------------------------------------------------------------------------------------------------
     Net increase                           20,887       $    179,567               --       $          3
==========================================================================================================
Class R
Shares sold                                107,191       $    950,919          195,463       $  1,897,313
Reinvestment of distributions                4,730             41,407           47,457            450,170
Less shares repurchased                   (600,967)        (5,616,314)      (2,482,300)       (24,488,599)
----------------------------------------------------------------------------------------------------------
     Net decrease                         (489,046)      $ (4,623,988)      (2,239,380)      $(22,141,116)
==========================================================================================================
Class Y
Shares sold                                583,701       $  5,346,769          933,900       $  8,966,341
Reinvestment of distributions              268,960          2,375,112          333,095          3,165,373
Less shares repurchased                   (691,299)        (6,237,429)      (1,879,083)       (18,136,488)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease)               161,362       $  1,484,452         (612,088)      $ (6,004,774)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year         Year        Year      Year
                                                              1/31/19       Ended       Ended        Ended       Ended     Ended
                                                              (unaudited)   7/31/18     7/31/17      7/31/16*    7/31/15*  7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.64      $   9.65    $   9.07     $   9.36    $   9.76  $  10.62
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.09(a)   $   0.17(a) $   0.17(a)  $   0.16(a) $   0.18  $   0.22
  Net realized and unrealized gain (loss) on investments         (0.27)         0.70        0.62        (0.09)       0.46      1.06
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.18)     $   0.87    $   0.79     $   0.07    $   0.64  $   1.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.10)     $  (0.17)   $  (0.17)    $  (0.18)   $  (0.18) $  (0.22)
  Net realized gain                                              (0.63)        (0.71)      (0.04)       (0.18)      (0.86)    (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.73)     $  (0.88)   $  (0.21)    $  (0.36)   $  (1.04) $  (2.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.91)     $  (0.01)   $   0.58     $  (0.29)   $  (0.40) $  (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.73      $   9.64    $   9.65     $   9.07    $   9.36  $   9.76
====================================================================================================================================
Total return (b)                                                 (1.87)%(c)     9.33%       8.94%(d)     0.88%       6.82%    13.63%
Ratio of net expenses to average net assets                       1.03%(e)      1.16%       1.16%        1.16%       1.16%     1.16%
Ratio of net investment income (loss) to average net assets       2.01%(e)      1.76%       1.87%        1.87%       1.89%     2.22%
Portfolio turnover rate                                             34%(c)        65%         51%          47%         44%       49%
Net assets, end of period (in thousands)                      $192,792      $185,382    $179,867     $178,013    $179,691  $149,672
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.06%(e)      1.17%       1.19%        1.22%       1.23%     1.25%
  Net investment income (loss) to average net assets              1.98%(e)      1.75%       1.84%        1.81%       1.82%     2.13%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year        Year
                                                                  1/31/19      Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited)  7/31/18    7/31/17    7/31/16*   7/31/15*    7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.57      $  9.58    $  9.00    $  9.30    $  9.70     $ 10.58
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.06(a)   $  0.10(a) $  0.10(a) $  0.10(a) $  0.11     $  0.15
  Net realized and unrealized gain (loss) on investments            (0.29)        0.70       0.62      (0.11)      0.47        1.04
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.23)     $  0.80    $  0.72    $ (0.01)   $  0.58     $  1.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.06)     $ (0.10)   $ (0.10)   $ (0.11)   $ (0.12)    $ (0.15)
  Net realized gain                                                 (0.63)       (0.71)     (0.04)     (0.18)     (0.86)      (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.69)     $ (0.81)   $ (0.14)   $ (0.29)   $ (0.98)    $ (2.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.92)     $ (0.01)   $  0.58    $ (0.30)   $ (0.40)    $ (0.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  8.65      $  9.57    $  9.58    $  9.00    $  9.30     $  9.70
====================================================================================================================================
Total return (b)                                                    (2.38)%(c)    8.63%      8.10%      0.04%      6.14%(d)   12.60%
Ratio of net expenses to average net assets                          1.76%(e)     1.90%      1.91%      1.93%      1.93%       1.95%
Ratio of net investment income (loss) to average net assets          1.29%(e)     1.03%      1.12%      1.10%      1.10%       1.48%
Portfolio turnover rate                                                34%(c)       65%        51%        47%        44%         49%
Net assets, end of period (in thousands)                          $42,748      $49,205    $46,520    $48,385    $40,470     $23,695
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.79%(e)     1.90%      1.91%      1.93%      1.93%       1.95%
  Net investment income (loss) to average net assets                 1.26%(e)     1.03%      1.12%      1.10%      1.10%       1.48%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended            Year           Year
                                                                          1/31/19          Ended          Ended           12/1/15 to
                                                                          (unaudited)      7/31/18        7/31/17         7/31/16*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                      $ 9.63           $ 9.65         $ 9.06          $ 9.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $ 0.11(a)        $ 0.20(a)      $ 0.20(a)       $ 0.12(a)
  Net realized and unrealized gain (loss) on investments                   (0.29)            0.70           0.63            0.08
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $(0.18)          $ 0.90         $ 0.83          $ 0.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   $(0.11)          $(0.21)        $(0.20)         $(0.14)
  Net realized gain                                                        (0.63)           (0.71)         (0.04)          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $(0.74)          $(0.92)        $(0.24)         $(0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $(0.92)          $(0.02)        $ 0.59          $ 0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 8.71           $ 9.63         $ 9.65          $ 9.06
====================================================================================================================================
Total return (b)                                                           (1.80)%(c)        9.66%          9.36%(d)        2.29%(c)
Ratio of net expenses to average net assets                                 0.72%(e)         0.85%          0.85%           0.98%(e)
Ratio of net investment income (loss) to average net assets                 2.38%(e)         2.07%          2.19%           2.00%(e)
Portfolio turnover rate                                                       34%(c)           65%            51%             47%(c)
Net assets, end of period (in thousands)                                  $  280           $  108         $  108          $   10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                      0.76%(e)         0.85%          0.85%           0.98%(e)
  Net investment income (loss) to average net assets                        2.34%(e)         2.07%          2.19%           2.00%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. (c) Not annualized.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended         Year        Year         Year
                                                                        1/31/19       Ended       Ended        Ended       7/1/15 to
                                                                        (unaudited)   7/31/18     7/31/17      7/31/16*    7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $ 9.64        $ 9.64      $  9.06      $ 9.36      $9.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $ 0.08(a)     $ 0.15(a)   $  0.15(a)   $ 0.15(a)   $0.00(b)
  Net realized and unrealized gain (loss) on investments                 (0.28)         0.71         0.63       (0.10)      0.09
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $(0.20)       $ 0.86      $  0.78      $ 0.05      $0.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $(0.07)       $(0.15)     $ (0.16)     $(0.17)     $  --
  Net realized gain                                                      (0.63)        (0.71)       (0.04)      (0.18)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $(0.70)       $(0.86)     $ (0.20)     $(0.35)     $  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $(0.90)       $   --      $  0.58      $(0.30)     $0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 8.74        $ 9.64      $  9.64      $ 9.06      $9.36
====================================================================================================================================
Total return (c)                                                         (2.00)%(d)     9.17%        8.78%       0.67%      0.97%(d)
Ratio of net expenses to average net assets                               1.30%(e)      1.30%        1.30%       1.30%      1.30%(e)
Ratio of net investment income (loss) to average net assets               1.68%(e)      1.56%        1.64%       1.73%      2.73%(e)
Portfolio turnover rate                                                     34%(d)        65%          51%         47%        44%(d)
Net assets, end of period (in thousands)                                $1,111        $5,941      $27,533      $3,277      $ 139
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.58%(e)      1.57%        1.56%       1.53%      1.67%(e)
  Net investment income (loss) to average net assets                      1.40%(e)      1.29%        1.38%       1.50%      2.36%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended         Year        Year        Year        Year      Year
                                                                1/31/19       Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)   7/31/18     7/31/17     7/31/16*    7/31/15*  7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  9.71       $  9.71     $  9.11     $  9.41     $  9.79   $ 10.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $  0.11(a)    $  0.19(a)  $  0.20(a)  $  0.18(a)  $  0.20   $  0.24
  Net realized and unrealized gain (loss) on investments          (0.29)         0.72        0.63       (0.11)       0.48      1.06
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (0.18)      $  0.91     $  0.83     $  0.07     $  0.68   $  1.30
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $ (0.11)      $ (0.20)    $ (0.19)    $ (0.19)    $ (0.20)  $ (0.25)
  Net realized gain                                               (0.63)        (0.71)      (0.04)      (0.18)      (0.86)    (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.74)      $ (0.91)    $ (0.23)    $ (0.37)    $ (1.06)  $ (2.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.92)      $    --     $  0.60     $ (0.30)    $ (0.38)  $ (0.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.79       $  9.71     $  9.71     $  9.11     $  9.41   $  9.79
====================================================================================================================================
Total return (b)                                                  (1.78)%(c)     9.67%       9.26%       0.95%       7.17%    13.77%
Ratio of net expenses to average net assets                        0.73%(d)      0.93%       0.95%       0.95%       0.93%     0.95%
Ratio of net investment income (loss) to average net assets        2.31%(d)      1.99%       2.13%       2.08%       2.10%     2.47%
Portfolio turnover rate                                              34%(c)        65%         51%         47%         44%       49%
Net assets, end of period (in thousands)                        $29,381       $30,892     $36,849     $61,801     $69,014   $37,507
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             0.86%(d)      0.93%       0.95%       0.95%       0.93%     0.95%
  Net investment income (loss) to average net assets               2.18%(d)      1.99%       2.13%       2.08%       2.10%     2.47%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Notes to Financial Statements | 1/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 53 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 55

      At January 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $10,217,981
      Long-term capital gain                                         13,739,656
      --------------------------------------------------------------------------
          Total                                                     $23,957,637
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   296,828
      Undistributed long-term capital gain                           14,978,529
      Current year late year loss                                    (1,639,578)
      Net unrealized appreciation                                    37,788,980
      --------------------------------------------------------------------------
          Total                                                     $51,424,759
      ==========================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 57

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT") holdings and common stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,341 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 59

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional dividend or interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at January 31, 2019, is listed in the Schedule of Investments.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended January 31, 2019, was $4,876,121. Open futures contracts outstanding at January 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the Fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly. Prior to

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 61

October 1, 2018, the management fee was calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billions. For the six months ended January 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% (annualized) of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended January 31, 2019, the Adviser waived $9,280 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

Effective October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.90%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A, Class K, Class R and Class Y shares. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2019 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,172 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $13,345
Class C                                                                   2,243
Class K                                                                       4
Class Y                                                                     587
--------------------------------------------------------------------------------
 Total                                                                  $16,179
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,393 in distribution fees payable to the Distributor at January 31, 2019.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 63 remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended January 31, 2019, CDSCs in the amount of $2,014 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2019, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2019 was as follows:

---------------------------------------------------------------------------------------------
                                    Interest               Foreign
Statement of                        Rate         Credit    Exchange     Equity     Commodity
Assets and Liabilities              Risk         Risk      Rate Risk    Risk       Risk
---------------------------------------------------------------------------------------------
Liabilities
 Net unrealized depreciation
    on futures contracts            $(102,190)   $ --      $ --         $ --       $ --
---------------------------------------------------------------------------------------------
 Total Value                        $(102,190)   $ --      $ --         $ --       $ --
=============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2019 was as follows:

---------------------------------------------------------------------------------------------
                                    Interest               Foreign
                                    Rate         Credit    Exchange     Equity     Commodity
Statement of Operations             Risk         Risk      Rate Risk    Risk       Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts                  $65,523      $ --      $ --         $ --       $ --
---------------------------------------------------------------------------------------------
 Total Value                        $65,523      $ --      $ --         $ --       $ --
=============================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts                  $(111,857)   $ --      $ --         $ --       $ --
---------------------------------------------------------------------------------------------
 Total Value                        $(111,857)   $ --      $ --         $ --       $ --
=============================================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 65

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Classic Balanced Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 67

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund's management fee that would be effective October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that would be effective October 1, 2018.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 69 also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

70 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 71

                          This page is for your notes.

72 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

                          This page is for your notes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 73

                          This page is for your notes.

74 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

                          This page is for your notes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19 75

                          This page is for your notes.

76 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 18831-13-0319



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 29, 2019

* Print the name and title of each signing officer under his or her signature.